UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09435

Waddell & Reed Advisors Funds

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards 6300 Lamar Avenue Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2010

Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Opportunities Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors International Growth Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

CONTENTS
Waddell & Reed Advisors Funds

President's Letter	3
Management Discussion, Portfolio Highlights, Illustration of Fund Expenses and Schedule of Investments:
Accumulative Fund	4
Asset Strategy Fund	12
Continental Income Fund	23
Core Investment Fund	32
Dividend Opportunities Fund	39
Energy Fund	46
International Growth Fund	53
New Concepts Fund	60
Science and Technology Fund	67
Small Cap Fund	74
Tax-Managed Equity Fund	81
Value Fund	89
Vanguard Fund	96
Statement of Assets and Liabilities	103
Statement of Operations	105
Statement of Changes in Net Assets	107
Financial Highlights	112
Notes to Financial Statements	138
Report of Independent Registered Public Accounting Firm	163
Income Tax Information	164
Board of Trustees and Officers	165
Annual Privacy Notice	168
Proxy Voting Information	169
Quarterly Portfolio Schedule Information	170
Householding Notice	171
IRA Disclosure	172

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Waddell & Reed Advisors Funds prospectus, or summary prospectus, if available, and current performance information, including current Lipper ranking information.

PRESIDENT'S LETTER
Waddell & Reed Advisors Funds

JUNE 30, 2010 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder:

Over the last 12 months, investors have witnessed some dramatic changes that began shortly before our last report to you. In March 2009, several government programs were implemented to stabilize the economy and financial markets, which were then teetering on the edge of collapse. These programs included a housing rescue plan, the purchase of Treasuries and mortgage-backed securities in the open market and the acquisition of toxic real estate assets from banks. In all, the total package amounted to in excess of $1 trillion. In addition, short-term interest rates were reduced to essentially zero, where they remain. These aggressive efforts, and similar policies implemented in many foreign markets, engendered a sharp rally in financial markets in the second half of 2009 and into 2010. The initiatives put in place had the hoped-for effect. By the third calendar quarter of 2009, gross domestic product expanded at a 2.28 percent annualized rate. In the fourth quarter, gross domestic product expanded to 5.6 percent.

The momentum continued into the first quarter of 2010, albeit at a slower pace. Economic indicators are pointing to continued recovery and less volatility. Also, investor confidence was further bolstered by stabilization of global credit markets and stronger-than-expected first- and second-quarter 2010 corporate profits. Recently, however, this optimism abruptly has changed with the emergence of the European debt crisis, which created fears of a double-dip recession. The European banking system was negatively impacted when investors began to question the credit quality of several sovereign governments, and whether the Eurozone would be able to move past political strife to gain monetary stability. That scenario, in conjunction with data reflecting slower U.S. economic growth in the second quarter and escalating concern about China's ability to slow the pace of its economy, drove a sharp global correction during the final quarter of the fiscal period. Nonetheless, U.S. markets closed the fiscal year ended June 30, 2010 with gains. The S&P 500 Index gained 14.43 percent during the 12-month period. Fixed-income markets, as measured by the Citigroup Broad Investment Grade Index, increased 9.03 percent for the year.

Numerous challenges remain, including persistent high unemployment and a housing sector that continues to struggle, particularly so after government stimulus expired in the second calendar quarter of 2010. Longer term, we are optimistic that better days are ahead. Interest rates are low, government policy remains accommodative, companies are reporting more robust activity and job creation seems to be developing slowly. The economy in the first calendar quarter expanded at a 2.7 percent rate, and preliminary numbers for second-quarter growth appear positive. Corporate profits in the first half of 2010 expanded sharply, creating a backdrop that should translate into a higher stock market, as my belief continues to be that stock prices follow earnings.

Economic Snapshot

	6/30/10	6/30/09
S&P 500 Index	1030.71	919.32
MSCI EAFE Index	1348.11	1307.16
Citigroup Broad Investment Grade Index (annualized yield to maturity)	2.62%	3.70%
U.S. unemployment rate	9.5%	9.5%
30-year fixed mortgage rate	4.74%	5.25%
Oil price per barrel	$75.63	$69.82

Sources: Bloomberg, U.S. Department of Labor

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. Citigroup Broad Investment Grade Index is an unmanaged index comprised of securities that represent the bond market. Annualized yield to maturity is the rate of return anticipated on a bond if it is held until the maturity date. It is not possible to invest directly in any of these indexes. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

As always, we thank you for your continued trust in Waddell & Reed, and encourage you to share in our optimism for the future.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of Waddell & Reed Advisors Funds and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

MANAGEMENT DISCUSSION
Accumulative Fund

(UNAUDITED)

Below, Barry M. Ogden, CFA, CPA, portfolio manager of the Waddell & Reed Advisors Accumulative Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2010. Mr. Ogden has managed the fund for six years and has 16 years of industry experience.

Barry M. Ogden

Fiscal year Performance

For the 12 Months Ended June 30, 2010
Accumulative Fund (Class A shares at net asset value)	9.66%
Benchmark(s) and/or Lipper Category

S&P 500 Index	14.43%
(generally reflects the performance of large and medium-size U.S. stocks)

Lipper Multi-Cap Core Funds Universe Average	15.15%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

A volatile year

The year ended June 30, 2010, proved to be one of dramatic change in the investment markets. When the Fund's fiscal year began, the U.S. economy was in the very early stages of recovery. Beginning in March 2009, shortly before our last report to you, markets around the world began to rally impressively after governments stepped in with stimulus packages to shore up economies and create liquidity. As conditions improved, investors rediscovered their appetite for risk, demonstrating a preference for lower-quality or less financially secure businesses. This drove a low-quality rally of those businesses that had declined the most in the credit crisis. By mid-2009, the start of the Fund's fiscal year, news of improving earnings and better consumer sentiment about the global economic outlook bolstered equities. United States gross domestic product registered growth in the third quarter for the first time in more than a year, while the final quarter of 2009 saw a broad-based advance, with all sectors recording gains and many economic indicators improving, suggesting that the recovery may be moving toward sustainability. Also notable during the fourth quarter was the global response to the debt default by Dubai World, a state-owned development company in the United Arab Emirates. This event served as a harsh reminder that while the credit crisis may have faded from the forefront of investors' minds, it clearly was not over. It also reignited concern about the economic challenges facing some of the weakest European countries, particularly Greece, which only intensified later in the period.

The momentum that drove the equity markets higher the second half of 2009 continued into the first quarter of 2010, but at a much slower pace, with investors lacking confidence and becoming increasingly cautious. This is due in part to events taking place in several emerging markets. China began to tighten credit in an effort to slow down its perhaps too-rapidly-growing economy and stave off inflation. The final quarter of the Fund's fiscal year was particularly volatile for U.S. equities. Among the largest factors impacting market performance were intensifying concerns that Europe would lead the world into the second global recession in three years or at least spur a double-dip recession and growing concerns about slowing economic growth in China. The U.S. economy also remains a top concern for investors, as the U.S. unemployment rate currently hovers near 10 percent, and the beleaguered housing sector continues to struggle, particularly so after government stimulus was removed in the second quarter. Another major event impacting the market was the April 21 oil rig explosion and subsequent massive oil spill in the Gulf of Mexico, which continues to generate ominous headlines on a daily basis. These and other factors collectively have weighed on investor confidence. As one would expect in such an environment, and with little on the horizon generating hope, investors have experienced a crisis in confidence, remaining largely on the sidelines and waiting for direction.

Portfolio changes throughout the fiscal year

We started this fiscal year very defensive and on our heels due to the economic malaise that we were dealing with in early 2009. We finished the June 30 period with a significant amount of cash, but were uncertain if that would be enough to stave off a further downslide in the equity markets. As things gradually stabilized and the clouds slowly dissipated, we put a little more cash back to work, while still being cautious about the possibility of a double-dip recession, which likely would have taken us back to the lows set in early March 2009. Fortunately, the double-dip recession did not materialize, the markets stabilized and the equity markets continued to march higher during the third quarter of 2009. We also became more confident in the economic environment and corporate profit picture and put more cash to work during the quarter, finishing the quarter with just a little more than 4 percent on the sidelines. As the fourth quarter unfolded, the internal battle we were dealing with was trying to gauge how much of the good news was already priced into the equity markets. By the end of 2009, we had built back up a buffer of cash, just under 11 percent. Our position had moved from more optimistic to one in which we were a little concerned with how far and how fast the broader equity markets had moved off their lows in March 2009. We felt a pullback or consolidation in the markets was needed and would look for that opportunity to put more money back to work. As the broader markets contracted in mid January and early February, we found opportunities to put some cash to work, and we finished the first quarter with about 2.5 percent cash.

With the unprecedented disaster in the Gulf of Mexico, our investment in Transocean Inc. hurt the Fund's performance, especially in the quarter ending June 30. As the situation worsened, the market punished all companies that had anything to do with the spill and Transocean was no different. Headlines will persist for quite some time, but we believe we are past the pinnacle of headline risk and, longer term, we see inherent value in the shares.

The Fund's underweight position within financials also hurt performance for the year, especially off the bounce in March 2009. We gradually built up the Fund's exposure to the sector, but unfortunately we weren't fast enough to adjust to the improving economic backdrop and subsequent spike in equity prices within this sector.

The same can be said for the Fund's early-year exposure to the consumer. Consumer discretionary was one of the better performing sectors for the early part of the year, and unfortunately we did not anticipate the consumer being quite as resilient as they were. Some of our names within this space were significant positive contributors to the Fund, but we simply did not have enough exposure to the space when the sector was outperforming. Our investment philosophy and strategy remain focused on owning companies that we believe can grow their business, generate high returns, take market share and are not dependent on capital markets to fund their growth.

Our outlook for the rest of the year

As we look forward to the rest of 2010, several things deserve special attention by investors. Probably the most important, given the current run in the equity markets, is the ongoing turnaround in the job environment. In March of 2010 it was reported the United States added 162,000 jobs, a touch below the ever-rising whisper numbers, but regardless, it was the best number since March 2007, when we added 239,000 workers. With job security, we believe it is likely that the average consumer will start to spend and help sustain the current momentum we have experienced to date. Up to now, the labor markets have been rather subdued and disappointing. We suspect, however, that we will witness an improved labor market for the rest of 2010 and into 2011, as corporations realize they are understaffed relative to an improving demand environment. If this does not materialize, we will rethink our position for continued positive equity returns for the remainder of the year. Another critical variable to track is the housing market and continued stabilization and working off of excess inventory. Housing inventory is gradually coming down, and although we're not at equilibrium at this point, directionally, we're making strides. Over the remainder of 2010, assuming mortgage rates don't spike, we should continue to move towards a scenario in which housing prices could gradually start to improve in some markets.

Earnings upside expected for remainder of 2010

We've witnessed significant earnings revisions throughout 2009 and in the first half of 2010, as corporations did an exceptional job of pulling in costs during the downturn and aggressively rightsizing their companies for the slowdown that was developing during the back half of 2008 and into 2009. In the latter half of 2009, profits surprised in many cases, despite anemic top-line growth for most companies and industries. Thus far into 2010, we're seeing a resurgence in domestic and global gross domestic product, and we believe we should see an improvement in the top-line revenue growth of many of our holdings. We believe this should drive operating leverage, margin expansion and ultimately, earnings beats for the rest of 2010. The street still has not caught up fully with where earnings are likely to go, but there is no doubt they are getting closer. As we approach second-quarter earnings and quarterly updates by the companies, we should get a much better look into just how close reality and expectations have gotten. It's possible we might get some modest pullback for equities during earnings season as expectations have clearly moved up, but longer term, we believe the stage has likely been set for positive returns in the equity markets for the remainder of 2010.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Accumulative Fund.

PORTFOLIO HIGHLIGHTS
Accumulative Fund

ALL DATA IS AS OF JUNE 30, 2010 (UNAUDITED)

Asset Allocation

Stocks	99.00%
Information Technology	24.83%
Industrials	17.55%
Energy	15.12%
Consumer Staples	10.81%
Financials	8.75%
Consumer Discretionary	8.42%
Materials	6.65%
Health Care	5.29%
Utilities	1.58%
Cash and Cash Equivalents	1.00%

Lipper Rankings

Category: Lipper Multi-Cap Core Funds	Rank	Percentile
1 Year	761/830	92
3 Year	487/714	69
5 Year	353/572	62
10 Year	149/250	60

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
Hewlett-Packard Company	Information Technology
Costco Wholesale Corporation	Consumer Staples
Microsoft Corporation	Information Technology
Schlumberger Limited	Energy
Visa Inc., Class A	Information Technology
Exxon Mobil Corporation	Energy
McDonald's Corporation	Consumer Discretionary
Precision Castparts Corp.	Industrials
Ecolab Inc.	Materials

See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Accumulative Fund

(UNAUDITED)

Accumulative Fund, Class A Shares(1)	$7,760
S&P 500 Index	$9,335
Lipper Multi-Cap Core Funds Universe Average	$11,149

	ACCUMULATIVE FUND, CLASS A SHARES	S&P 500 INDEX	LIPPER MULTI-CAP CORE FUNDS UNIVERSE AVERAGE
12/31/00	9,425	10,000	10,000
6/30/01	8,449	9,331	9,761
6/30/02	7,153	7,650	8,496
6/30/03	6,631	7,670	8,550
6/30/04	7,413	9,136	10,381
6/30/05	8,088	9,714	11,246
6/30/06	8,801	10,554	12,482
6/30/07	10,887	12,727	14,949
6/30/08	10,318	11,056	13,170
6/30/09	7,076	8,158	9,682
6/30/10	7,760	9,335	11,149

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-10	3.36%	4.32%	8.45%	9.87%
5-year period ended 6-30-10	-1.99%	-2.13%	-1.85%	-0.57%
10-year period ended 6-30-10	-1.20%	-1.71%	-1.62%	-0.36%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

DISCLOSURE OF EXPENSES
Waddell & Reed Advisors Funds

(UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The Illustration of Fund Expenses for each fund is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2010.

Actual Expenses

The first line for each share class in each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the tables. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the tables, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in each table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ILLUSTRATION OF FUND EXPENSES
Accumulative Fund

(UNAUDITED)

For the Six Months Ended June 30, 2010	Beginning Account Value 12-31-09	Ending Account Value 6-30-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$915.10	1.17%	$5.55
Class B	$1,000	$910.10	2.34%	$11.08
Class C	$1,000	$910.90	2.20%	$10.41
Class Y	$1,000	$916.70	0.86%	$4.12
Based on 5% Return(2)
Class A	$1,000	$1,018.99	1.17%	$5.86
Class B	$1,000	$1,013.18	2.34%	$11.68
Class C	$1,000	$1,013.86	2.20%	$10.98
Class Y	$1,000	$1,020.54	0.86%	$4.34

* Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Accumulative Fund (in thousands)

JUNE 30, 2010

COMMON STOCKS	Shares	Value
Aerospace & Defense - 7.32%
Boeing Company (The)	155	$9,726
General Dynamics Corporation	285	16,690
Honeywell International Inc.	195	7,611
Ladish Co., Inc. (A)	268	6,099
Precision Castparts Corp.	224	23,053
Rockwell Collins, Inc.	275	14,611
		77,790
Air Freight & Logistics - 2.81%
FedEx Corporation	167	11,708
United Parcel Service, Inc., Class B	320	18,205
		29,913
Airlines - 1.25%
Southwest Airlines Co.	1,200	13,332

Apparel Retail - 0.25%
American Eagle Outfitters, Inc.	230	2,703

Apparel, Accessories & Luxury Goods - 1.54%
Under Armour, Inc., Class A (A)	495	16,398

Asset Management & Custody Banks - 1.90%
Invesco Ltd.	515	8,667
Janus Capital Group Inc.	1,300	11,544
		20,211
Auto Parts & Equipment - 1.02%
BorgWarner Inc. (A)	290	10,829

Biotechnology - 1.84%
Gilead Sciences, Inc. (A)	570	19,540

Casinos & Gaming - 0.39%
Wynn Resorts, Limited	55	4,195

Communications Equipment - 0.77%
QUALCOMM Incorporated	250	8,210

Computer Hardware - 9.60%
Apple Inc. (A)	240	60,366
Hewlett-Packard Company	960	41,549
		101,915
Computer Storage & Peripherals - 1.14%
NetApp, Inc. (A)	325	12,126

Construction & Engineering - 1.26%
Fluor Corporation	315	13,388

Construction & Farm Machinery & Heavy Trucks - 0.69%
Westinghouse Air Brake Technologies Corporation	185	7,380

Consumer Finance - 0.95%
American Express Company	255	10,124

Data Processing & Outsourced Services - 3.99%
MasterCard Incorporated, Class A	62	12,371
Visa Inc., Class A	425	30,069
		42,440
Diversified Chemicals - 1.23%
Dow Chemical Company (The)	550	13,046

Electrical Components & Equipment - 0.13%
First Solar, Inc. (A)	12	1,366

Fertilizers & Agricultural Chemicals - 0.65%
Monsanto Company	150	6,933

Footwear - 1.49%
NIKE, Inc., Class B	235	15,874

Gas Utilities - 1.58%
Equitable Resources, Inc.	464	16,755

Health Care Distributors - 1.45%
McKesson Corporation	230	15,447

Health Care Equipment - 1.23%
Hologic, Inc. (A)	940	13,094

Homebuilding - 0.42%
M.D.C. Holdings, Inc.	85	2,291
Pulte Homes, Inc. (A)	260	2,153
		4,444
Hotels, Resorts & Cruise Lines - 0.90%
Starwood Hotels & Resorts Worldwide, Inc.	230	9,529

Household Products - 1.86%
Procter & Gamble Company (The)	330	19,793

Human Resource & Employment Services - 1.04%
Manpower Inc.	255	11,011

Hypermarkets & Super Centers - 3.51%
Costco Wholesale Corporation	680	37,285

Industrial Conglomerates - 1.80%
Textron Inc.	1,125	19,091

Integrated Oil & Gas - 4.88%
Chevron Corporation	90	6,107
ConocoPhillips	350	17,182
Exxon Mobil Corporation	500	28,534
		51,823
Internet Software & Services - 1.97%
Google Inc., Class A (A)	47	20,913

Investment Banking & Brokerage - 3.65%
Charles Schwab Corporation (The)	1,145	16,236
Goldman Sachs Group, Inc. (The)	138	18,115
Morgan Stanley	190	4,410
		38,761
IT Consulting & Other Services - 1.36%
Accenture plc, Class A	375	14,494

Metal & Glass Containers - 0.33%
Pactiv Corporation (A)	125	3,481

Oil & Gas Drilling - 1.94%
Patterson-UTI Energy, Inc.	700	9,009
Transocean Inc. (A)	250	11,583
		20,592
Oil & Gas Equipment & Services - 5.27%
Halliburton Company	505	12,398
Schlumberger Limited	585	32,373
Smith International, Inc.	300	11,295
		56,066
Oil & Gas Exploration & Production - 3.03%
Noble Energy, Inc.	120	7,240
Southwestern Energy Company (A)	275	10,626
Ultra Petroleum Corp. (A)	325	14,381
		32,247
Other Diversified Financial Services - 1.84%
JPMorgan Chase & Co.	535	19,586

Paper Packaging - 1.39%
Sealed Air Corporation	750	14,790

Pharmaceuticals - 0.77%
Allergan, Inc.	140	8,156

Restaurants - 2.18%
McDonald's Corporation	350	23,054

Semiconductor Equipment - 0.39%
Lam Research Corporation (A)	110	4,187

Semiconductors - 2.15%
Intel Corporation	50	973
Microchip Technology Incorporated	790	21,914
		22,887
Soft Drinks - 2.42%
Coca-Cola Company (The)	300	15,036
Hansen Natural Corporation (A)	194	7,591
PepsiCo, Inc.	50	3,048
		25,675
Specialized Consumer Services - 0.23%
H&R Block, Inc.	155	2,432

Specialized Finance - 0.41%
CME Group Inc.	15	4,308

Specialty Chemicals - 3.05%
Albemarle Corporation	250	9,928
Ecolab Inc.	500	22,455
		32,383
Systems Software - 3.46%
Microsoft Corporation	1,600	36,816

Tobacco - 3.02%
Lorillard, Inc.	217	15,598
Philip Morris International Inc.	360	16,502
		32,100
Trucking - 1.25%
J.B. Hunt Transport Services, Inc.	405	13,231

TOTAL COMMON STOCKS - 99.00%		$1,052,144
(Cost: $1,050,727)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) - 0.47%
United Parcel Service, Inc.,
0.000%, 7-1-10	$4,925	4,925

Master Note - 0.11%
Toyota Motor Credit Corporation,
0.228%, 7-1-10 (C)	1,200	1,200

TOTAL SHORT-TERM SECURITIES - 0.58%		$6,125
(Cost: $6,125)

TOTAL INVESTMENT SECURITIES - 99.58%		$1,058,269
(Cost: $1,056,852)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.42%		4,424

NET ASSETS - 100.00%		$1,062,693

Notes to Schedule of Investments

(A) No dividends were paid during the preceding 12 months.

(B) Rate shown is the yield to maturity at June 30, 2010.

(C) Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010. Date shown represents the date that the variable rate resets.

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Asset Strategy Fund

(UNAUDITED)

Below, Michael L. Avery and Ryan F. Caldwell, portfolio managers of the Waddell & Reed Advisors Asset Strategy Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2010. Mr. Avery has managed the Fund for 13 years and has 32 years of industry experience. Mr. Caldwell has managed the Fund for three years and has 13 years of industry experience.

Michael L. Avery

Ryan F. Caldwell

Fiscal year Performance

For the 12 Months Ended June 30, 2010
Asset Strategy Fund (Class A shares at net asset value)	8.23%
Benchmark(s) and/or Lipper Category

S&P 500 Index	14.43%
(generally reflects the performance of large and medium-size U.S. stocks)
Citigroup Broad Investment Grade Index	9.03%
(generally reflects the performance of the bond market)
Citigroup Short-Term Index for 1 Month Certificates of Deposit	0.22%
(generally reflects cash)
Lipper Global Flexible Portfolio Funds Universe Average	10.72%
(generally reflects the performance of the universe of funds with similar investment objectives)

Note: The Fund's Lipper Category changed from the Flexible Portfolio Funds Universe Average to the Global Flexible Portfolio Funds Universe Average effective March 1, 2010.

Multiple indexes are shown because the Fund invests in multiple asset classes.

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

A volatile year

The fiscal year ended June 30, 2010, proved to be one of dramatic change in the investment markets. When the Fund's fiscal year began, the U.S. economy was in the very early stages of recovery. Beginning in March 2009, shortly before our last report to you, markets around the world began to rally impressively after governments swooped in with stimulus packages to shore up economies and create liquidity. As conditions improved, investors rediscovered their appetite for risk, demonstrating a preference for lower-quality or less financially secure businesses. This drove a low-quality rally that ultimately drove up the prices of those businesses that had declined the most in the credit crisis. By mid-2009, the start of the Fund's fiscal year, news of improving earnings and better consumer sentiment about the global economic outlook bolstered equities. U.S. gross domestic product registered growth in the third calendar quarter of 2009 for the first time in more than a year, while the final calendar quarter of 2009 saw a broad-based advance, with all sectors recording gains and many economic indicators improving, suggesting that continued recovery may be moving toward sustainability. Also notable during the fourth quarter was the global response to the debt default by Dubai World, a state-owned development company in the United Arab Emirates. This event served as a harsh reminder that while the credit crisis may have faded from the forefront of investors' minds, it clearly was not over. It also reignited concern about the economic challenges facing some of the weakest European countries, particularly Greece, which only intensified later in the fiscal period.

The momentum that drove the equity markets higher in the second half of 2009 continued into the first calendar quarter of 2010, albeit at a markedly slower pace. Although many economic indicators pointed to continued recovery and increasing stability in the U.S. economy, domestic equities spent the bulk of early 2010 searching for direction. Among the largest factors impacting market performance were intensifying concerns that Europe would lead the world into the second global recession in three years, and growing concerns about slowing economic growth in China and other emerging markets, which now are in the early stages of a tightening cycle. The Chinese are clamping down on both the property and banking sectors in an effort to slow economic growth; the central bank in India raised rates in an effort to slow their economic growth, and we're expecting the Brazilians will raise rates soon as well. As a result, the second calendar quarter of 2010 was particularly volatile for U.S. equities.

The U.S. economy also remains a top concern for investors as recovery slowed perceptibly during the first six months of 2010, and especially in the final three months of the fiscal period. The U.S. unemployment rate currently is approximately 9.5 percent, and the beleaguered housing sector continues to struggle, particularly so after government stimulus was removed in the second calendar quarter of 2010, which additionally restrained performance. Another major event impacting the market was the April 20 oil rig explosion and subsequent massive oil spill in the Gulf of Mexico, which generated ominous headlines on a daily basis. As one would expect in such an environment, and with little on the horizon generating hope, investors have experienced a crisis in confidence, remaining largely on the sidelines and waiting for direction.

A responsive, yet steadfast approach

We entered the fiscal year cautious and with a somewhat defensive posture. As the period progressed and investor confidence grew, we began reducing fixed income holdings and increased allocations into those equities we believed were likely to benefit from continued economic recovery in China. We favored banks, insurance companies and consumer/industrial companies we felt were likely to benefit from China's stimulus actions. It was a strategy that worked well for the Fund, as a number of these securities emerged as top contributors, particularly during the latter half of 2009. In general, we believe China's stimulus programs are likely to be effective. Asian consumers not only have healthy balance sheets, but are also enjoying rising incomes. We think they're more likely than not to increase their use of financial leverage over time.

The second half of calendar 2009 was largely positive. The equity portion of the Fund, which remained focused on the emerging middle class, was the primary driver of gains. We maintained a low fixed-income weighting and continued to reduce the Fund's cash position. Sectors in which the Fund was most heavily concentrated included consumer discretionary, financials and information technology, on the premise that they offer the greatest potential, despite a de-leveraging cycle on the part of the consumer.

Catalysts for change

At least two events worth noting occurred in the final calendar quarter of 2009. The most important of those, in our view, was the evolving strength of the dollar. This was driven by improving investor sentiment, along with the tendency for investment managers and investors who did well in 2009, particularly outside the United States, to rebalance their portfolios at year end and bring those profits home. This created a bit of a headwind for the Fund due to its hefty stake in gold bullion. The other event was the global response to the debt default in Dubai. The event, which initially shook global markets, served both as a harsh reminder that though the credit crisis may be forgotten, it's not gone, and reignited concerns about the economic dire straits facing some of the weakest European countries.

Those concerns intensified during the first calendar quarter of 2010, prompting us to restructure the Fund to manage risk and preserve capital. Our primary concerns surround valuation in emerging markets, which were looking expensive to us. Not having valuation as a tailwind has led to a steep downdraft in those markets. In response, we reduced the Fund's net equity exposure substantially, hedging downside risk through index futures instead of selling assets we deem to have long-term value. The preponderance of our futures positions are outside the U.S. markets, given our long-held global rebalancing theme. These index futures are highly liquid, which enables us to make or change positions quickly. They're also valued and cash-settled on a daily basis, thereby limiting third-party risk. We created a mix of futures contracts that match the Fund's underlying holdings.

Nonetheless, the Fund's performance during the second half of its fiscal year trailed that of the broader market as represented by the S&P 500 Index. This was largely due to the Fund's exposure to Chinese cyclicals, which were negatively impacted when, to our surprise, the Chinese authorities took a hammer to the property market in April. That caused a fairly big downdraft in the Chinese market and the Fund's exposure suffered accordingly.

The Fund benefited greatly in the first half of its fiscal year from its heavy stake in gold bullion, which has remained steady at around 10 to 15 percent of assets. We may pare this stake down a bit, due to the extent that the market in general is on board with the notion of gold as a currency play. In addition, when people are concerned about sovereign credit, the dollar has often become more attractive, a trend we witnessed in late 2009 and one we expect will continue. With respect to fixed income, although these products have outperformed equities over the last decade, we don't believe this trend to be sustainable. Equities simply look more attractive to us, and we do not anticipate any major near-term moves into fixed income.

A volatile year, credit concerns persist

We believe the markets will continue to be volatile in the months ahead. What we witnessed was a crisis of confidence, and although the global economic picture is brighter than it was 18 months ago, investors remain very cautious. A tremendous amount of debt remains; it's just been absorbed by governments that injected massive fiscal stimulus to create liquidity. We are now encountering an environment in which volatility is punctuated by concern about what policy makers are doing and what outcomes that may drive.

On a more positive note, despite the heightened volatility of recent months, global growth rebalancing continues. The growth in emerging markets continues fairly unabated on an economic basis. We've been encouraged to see that economic numbers in places like China, India, Brazil, Russia and Southeast Asia have all stayed fairly robust. We continue to see those economies, specifically China, gearing toward consumption as opposed to export. Against this backdrop, we will continue to focus on identifying what we feel are the steady-growth companies that fit our criteria for sustainable competitive advantage. We believe the way to succeed in the next fiscal year is to spend less time on the macro view and more time on micro analysis and individual security selection.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

The Fund may allocate from 0-100 percent of its assets between stocks, bonds and short-term instruments, across domestic and foreign securities; therefore, the Fund may invest up to 100 percent of its assets in foreign securities. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. With regard to fixed income securities in which the Fund may invest, these are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. Because the Fund may concentrate its investments, the Fund may experience greater volatility than an investment with greater diversification. The Fund may use short-selling or derivatives to hedge various instruments, for risk management purposes or to increase investment income or gain in the Fund. These techniques involve additional risk. Investing in physical commodities, such as gold, exposes the Fund to other risk considerations such as potentially severe price fluctuations over short periods of time. As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Asset Strategy Fund.

PORTFOLIO HIGHLIGHTS
Asset Strategy Fund

ALL DATA IS AS OF JUNE 30, 2010 (UNAUDITED)

Asset Allocation

Stocks	79.37%
Consumer Discretionary	24.06%
Financials	18.59%
Information Technology	17.39%
Energy	7.05%
Materials	4.60%
Industrials	2.85%
Consumer Staples	2.81%
Telecommunication Services	1.44%
Health Care	0.58%
Bullion (Gold)	12.24%
Bonds	0.64%
Corporate Debt Securities	0.43%
United States Government and Government Agency Obligations	0.21%
Cash and Cash Equivalents and Options	7.75%

Lipper Rankings

Category: Lipper Global Flexible Portfolio Funds	Rank	Percentile
1 Year	108/174	62
3 Year	5/83	6
5 Year	2/49	4
10 Year	6/29	20

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

Pacific Basin	33.27%
China	15.95%
South Korea	5.88%
Hong Kong	4.99%
Taiwan	3.86%
Other Pacific Basin	2.59%
North America	24.95%
United States	24.92%
Other North America	0.03%
Europe	17.64%
United Kingdom	4.93%
Other Europe	12.71%
Bullion (Gold)	12.24%
South America	4.15%
Brazil	4.15%
Cash and Cash Equivalents and Options	7.75%

Top 10 Equity Holdings

Company	Country	Sector
Wynn Resorts, Limited	United States	Consumer Discretionary
Hyundai Motor Company	South Korea	Consumer Discretionary
Standard Chartered plc	United Kingdom	Financials
MediaTek Incorporation	Taiwan	Information Technology
Industrial and Commercial Bank of China Limited, H Shares	China	Financials
Sands China Ltd.	China	Consumer Discretionary
China Life Insurance Company Limited, H Shares	China	Financials
Apple Inc.	United States	Information Technology
Starwood Hotels & Resorts Worldwide, Inc.	United States	Consumer Discretionary
Volkswagen AG	Germany	Consumer Discretionary

See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Asset Strategy Fund

(UNAUDITED)

Asset Strategy Fund, Class A Shares(1)	$20,729
S&P 500 Index	$8,603
Citigroup Broad Investment Grade Index	$18,406
Citigroup Short-Term Index for 1 Month Certificates of Deposit	$13,109
Lipper Global Flexible Portfolio Funds Universe Average	$16,428

	ASSET STRATEGY FUND, CLASS A SHARES	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATE OF DEPOSIT	LIPPER GLOBAL FLEXIBLE PORTFOLIO FUNDS UNIVERSE AVERAGE
9/30/00	9,425	10,000	10,000	10,000	10,000
6/30/01	8,962	8,599	10,797	10,429	9,570
6/30/02	9,038	7,050	11,714	10,685	9,336
6/30/03	9,336	7,068	12,947	10,847	9,799
6/30/04	10,035	8,420	12,996	10,965	11,670
6/30/05	11,729	8,952	13,906	11,214	13,153
6/30/06	16,280	9,726	13,794	11,700	15,588
6/30/07	19,010	11,728	14,633	12,337	18,198
6/30/08	24,304	10,189	15,769	12,871	18,049
6/30/09	19,154	7,518	16,882	13,080	14,838
6/30/10	20,729	8,603	18,406	13,109	16,428

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-10	2.00%	3.17%	7.15%	8.40%
5-year period ended 6-30-10	10.74%	10.95%	11.14%	12.38%
10-year period ended 6-30-10	7.69%	7.38%	7.42%	8.70%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Asset Strategy Fund

(UNAUDITED)

For the Six Months Ended June 30, 2010	Beginning Account Value 12-31-09	Ending Account Value 6-30-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$922.50	1.17%	$5.58
Class B	$1,000	$917.40	2.06%	$9.78
Class C	$1,000	$917.50	1.97%	$9.40
Class Y	$1,000	$922.70	0.87%	$4.13
Based on 5% Return(2)
Class A	$1,000	$1,019.01	1.17%	$5.86
Class B	$1,000	$1,014.59	2.06%	$10.27
Class C	$1,000	$1,015.01	1.97%	$9.87
Class Y	$1,000	$1,020.50	0.87%	$4.34

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2010, and divided by 365.

(1) This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Asset Strategy Fund (in thousands)

JUNE 30, 2010

COMMON STOCKS	Shares	Value
Apparel, Accessories & Luxury Goods - 2.63%
Compagnie Financiere Richemont S.A. (A)	1,136	$39,653
LVMH Moet Hennessy - Louis Vuitton (A)	352	38,280
		77,933
Automobile Manufacturers - 4.15%
Hyundai Motor Company (A)	1,049	122,742

Biotechnology - 0.53%
Amgen Inc. (B)(C)	135	7,122
Vertex Pharmaceuticals Incorporated (B)	264	8,698
		15,820
Broadcasting - 0.33%
CBS Corporation, Class B	750	9,695

Casinos & Gaming - 8.18%
Sands China Ltd. (A)(B)(D)	58,172	85,977
Wynn Macau, Limited (A)(B)(D)	2,644	4,312
Wynn Macau, Limited (A)(B)	12,441	20,288
Wynn Resorts, Limited	1,726	131,635
		242,212
Coal & Consumable Fuels - 0.94%
China Shenhua Energy Company Limited, H Shares (A)	7,738	27,916

Communications Equipment - 0.93%
Juniper Networks, Inc. (B)(C)	1,206	27,516

Computer Hardware - 2.81%
Apple Inc. (B)(C)	294	74,000
Lenovo Group Limited (A)	16,932	9,085
		83,085
Computer Storage & Peripherals - 1.29%
NetApp, Inc. (B)(C)	1,023	38,168

Construction & Farm Machinery & Heavy Trucks - 0.93%
AB Volvo, Class B (A)	1,046	11,571
Cummins Inc.	245	15,983
		27,554
Construction Materials - 1.49%
Holcim Ltd, Registered Shares (A)	378	25,317
Lafarge (A)	343	18,687
		44,004
Consumer Electronics - 1.10%
Koninklijke Philips Electronics N.V., Ordinary Shares (A)	1,086	32,434

Data Processing & Outsourced Services - 0.99%
Redecard S.A. (A)	2,068	29,226

Distributors - 1.25%
Li & Fung Limited (A)	8,279	37,042

Diversified Banks - 9.92%
Banco Santander (Brasil) S.A., Units (A)(D)	2,746	28,297
Banco Santander Central Hispano, S.A. (A)	1,373	14,394
BOC Hong Kong (Holdings) Limited (A)	4,571	10,410
HDFC Bank Limited (A)	76	3,121
ICICI Bank Limited (A)	1,928	35,253
Industrial and Commercial Bank of China Limited, H Shares (A)	120,388	87,505
Standard Chartered plc (A)(D)	623	15,178
Standard Chartered plc (A)	3,726	90,740
State Bank of India (A)	181	8,881
		293,779
Diversified Metals & Mining - 3.11%
Anglo American plc (A)(B)	555	19,332
Companhia Vale de Rio Doce, ADR	733	17,846
Freeport-McMoRan Copper & Gold Inc., Class B (C)	566	33,485
Xstrata plc (A)	1,636	21,425
		92,088
Electrical Components & Equipment - 0.42%
First Solar, Inc. (B)(C)	109	12,373

Footwear - 0.98%
NIKE, Inc., Class B	429	28,979

Hotels, Resorts & Cruise Lines - 2.58%
Ctrip.com International, Ltd. (B)	458	17,207
Starwood Hotels & Resorts Worldwide, Inc.	1,427	59,133
		76,340
Industrial Conglomerates - 0.09%
General Electric Company	185	2,672

Integrated Oil & Gas - 0.65%
ConocoPhillips (C)	389	19,101

IT Consulting & Other Services - 1.84%
Cognizant Technology Solutions Corporation, Class A (B)(C)	612	30,617
Infosys Technologies Limited, ADR	401	24,000
		54,617
Life & Health Insurance - 2.77%
China Life Insurance Company Limited, H Shares (A)	18,702	81,788
Prudential plc (A)	19	142
		81,930
Multi-Line Insurance - 0.54%
China Pacific Insurance (Group) Company Limited, H Shares (A)	4,078	16,134

Oil & Gas Drilling - 1.18%
Seadrill Limited (A)	1,940	34,996

Oil & Gas Equipment & Services - 3.22%
Halliburton Company (C)	1,962	48,171
Schlumberger Limited	858	47,465
		95,636
Oil & Gas Exploration & Production - 1.06%
CNOOC Limited (A)	18,383	31,245

Personal Products - 1.90%
Hengan International Group Company Limited (A)	4,282	34,674
Mead Johnson Nutrition Company (C)	428	21,466
		56,140
Pharmaceuticals - 0.05%
Allergan, Inc.	25	1,457

Real Estate Development - 1.74%
China Overseas Land & Investment Limited (A)	12,512	23,314
China Resources Land Limited (A)	14,974	28,154
		51,468
Real Estate Operating Companies - 0.80%
Renhe Commercial Holdings Company Limited (A)(D)	115,000	23,796

Semiconductor Equipment - 1.81%
Applied Materials, Inc. (C)	1,789	21,499
ASML Holding N.V., Ordinary Shares (A)	1,167	32,118
		53,617
Semiconductors - 7.72%
Intel Corporation	2,252	43,807
MediaTek Incorporation (A)	6,323	88,250
PMC-Sierra, Inc. (B)	2,542	19,113
Samsung Electronics Co., Ltd. (A)	82	51,369
Taiwan Semiconductor Manufacturing Company Ltd. (A)	13,965	26,101
		228,640
Specialized Finance - 1.23%
Hong Kong Exchanges and Clearing Limited (A)	2,333	36,391

Tobacco - 0.91%
Philip Morris International Inc. (C)	590	27,064

Trucking - 1.41%
A.P. Moller - Maersk A/S (A)	5	41,742

Wireless Telecommunication Service - 1.44%
China Mobile Limited (A)	3,161	31,413
China Unicom Limited (A)	8,382	11,212
		42,625

TOTAL COMMON STOCKS - 74.92%		$2,218,177
(Cost: $1,963,116)

INVESTMENT FUNDS - 0.18%
Multiple Industry
Vietnam Azalea Fund Limited (B)(E)(F)	1,100	$5,192
(Cost: $7,268)

PREFERRED STOCKS
Automobile Manufacturers - 2.86%
Volkswagen AG (A)(D)	321	28,242
Volkswagen AG (A)	642	56,469
		84,711
Diversified Banks - 1.41%
Itau Unibanco Holding S.A., ADR (B)	2,371	41,855

TOTAL PREFERRED STOCKS - 4.27%		$126,566
(Cost: $122,027)

CORPORATE DEBT SECURITIES	Principal
Construction Materials - 0.08%
CEMEX Espana, S.A.,
9.250%, 5-12-20 (G)	$2,789	2,426

Finance Companies - 0.08%
Toyota Motor Credit Corporation,
3.740%, 1-18-15 (H)	2,400	2,352

Forest Products - 0.05%
Sino-Forest Corporation,
10.250%, 7-28-14 (D)	1,325	1,408

Homebuilding - 0.03%
Desarrolladora Homex, S.A. de C.V.,
7.500%, 9-28-15	830	815

Utilities - 0.19%
CESP - Companhia Energetica de Sao Paulo,
9.750%, 1-15-15 (G)(I)	BRL8,400	5,730

TOTAL CORPORATE DEBT SECURITIES - 0.43%		$12,731
(Cost: $12,191)

PUT OPTIONS - 0.27%	Number of Contracts
Euro (Currency),
Sep $1.23, Expires 9-17-10	–– *	$7,878
(Cost: $7,157)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 0.21%	Principal
Mortgage-Backed Obligations
Federal Home Loan Mortgage Corporation Agency REMIC/CMO (Interest Only): (J)
5.500%, 9-15-17	$1,787	142
5.000%, 11-15-17	874	50
5.000%, 4-15-19	1,116	64
5.000%, 4-15-19	524	23
5.000%, 11-15-22	548	15
5.500%, 3-15-23	1,263	133
5.000%, 5-15-23	892	32
5.000%, 8-15-23	723	36
5.500%, 4-15-25	206	7
5.500%, 10-15-25	4,900	540
5.000%, 4-15-26	317	1
5.000%, 10-15-28	2,054	40
5.500%, 2-15-30	506	17
5.000%, 8-15-30	819	22
5.500%, 3-15-31	874	38
5.500%, 10-15-32	3,468	261
5.500%, 5-15-33	2,629	322
6.000%, 11-15-35	1,749	240
Federal National Mortgage Association Agency REMIC/CMO (Interest Only): (J)
5.000%, 5-25-22	509	10
5.500%, 6-25-23	1,587	180
5.000%, 7-25-23	6,053	769
5.000%, 8-25-23	1,729	82
5.000%, 11-25-23	1,520	94
5.000%, 9-25-30	2,083	64
5.500%, 8-25-33	3,279	404
5.500%, 12-25-33	3,240	252
5.500%, 4-25-34	4,606	515
5.500%, 11-25-36	5,932	669
Government National Mortgage Association Agency REMIC/CMO (Interest Only): (J)
5.000%, 1-20-30	1,740	37
5.000%, 6-20-31	2,252	100
5.500%, 3-20-32	1,731	158
5.000%, 7-20-33	638	48
5.500%, 11-20-33	2,637	207
5.500%, 6-20-35	1,738	232
5.500%, 7-20-35	1,225	174
5.500%, 7-20-35	1,151	82
5.500%, 10-16-35	1,891	225
(Cost: $11,921)		$6,285

BULLION - 12.24%	Troy Ounces
Gold	292	$362,452
(Cost: $255,391)

SHORT-TERM SECURITIES	Principal
Commercial Paper (K) - 5.92%
American Honda Finance Corp.,
0.220%, 7-7-10	$10,000	10,000
Corporacion Andina de Fomento:
0.160%, 7-2-10	17,250	17,250
0.260%, 7-6-10	10,000	10,000
CVS Caremark Corporation:
0.400%, 7-26-10	5,000	4,999
0.420%, 7-29-10	4,300	4,299
Hewlett-Packard Company:
0.210%, 7-9-10	16,844	16,843
0.150%, 7-23-10	10,000	9,999
L'Oreal USA, Inc.,
0.180%, 7-21-10	10,000	9,999
McDonald's Corporation,
0.200%, 7-12-10	10,000	9,999
Nokia Corp.,
0.240%, 7-27-10	15,000	14,997
Prudential Funding LLC,
0.000%, 7-1-10	10,000	10,000
Societe Generale N.A. Inc.,
0.000%, 7-1-10	33,992	33,991
Straight-A Funding, LLC (Federal Financing Bank),
0.290%, 8-12-10	15,000	14,995
Volkswagen of America Inc.,
0.360%, 7-9-10	8,000	7,999
		175,370

Commercial Paper (backed by irrevocable bank letter of credit) (K) - 0.66%
River Fuel Funding Company #3, Inc. (Bank of New York (The)),
0.290%, 7-12-10	5,000	5,000
River Fuel Trust #1 (Bank of New York (The)),
0.280%, 7-15-10	14,578	14,576
		19,576
Master Note - 0.06%
Toyota Motor Credit Corporation,
0.228%, 7-1-10 (L)	1,747	1,747

Municipal Obligations - Taxable - 0.75%
MA Hlth and Edu Fac Auth, Var Rate Rev Bonds, Dana-Farber Cancer Institute Issue, Ser 2008L (JPMorgan Chase & Co.),
0.240%, 7-1-10 (L)	1,500	1,500
NY State Hsng Fin Agy, Archstone Westbury Hsng Rev Bonds, Ser A (Bank of America, N.A.),
0.250%, 7-1-10 (L)	2,000	2,000
Port Arthur Navigation Dist Indl Dev Corp, Exempt Fac Rev Bonds (Air Products Proj), Ser 2005 (Air Products and Chemicals, Inc.),
0.480%, 7-1-10 (L)	9,350	9,350
Public Bldg Auth of Montgomery Cnty, TN, Adj Rate Pooled Fin, Rev Bonds (TN Cnty Loan Pool), Ser 2008 (Bank of America, N.A.),
0.190%, 7-1-10 (L)	9,370	9,370
		22,220
United States Government Agency Obligations - 0.44%
Overseas Private Investment Corporation,
0.250%, 8-16-10 (L)	13,023	13,023

TOTAL SHORT-TERM SECURITIES - 7.83%		$231,936
(Cost: $231,936)

TOTAL INVESTMENT SECURITIES - 100.35%		$2,971,217
(Cost: $2,611,007)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.35%)		(10,271)

NET ASSETS - 100.00%		$2,960,946

Notes to Schedule of Investments

The following forward foreign currency contracts were outstanding at June 30, 2010:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Buy	Chinese Yuan Renminbi	Deutsche Bank AG	541,420	6-25-12	$––	$863
Buy	Chinese Yuan Renminbi	Citibank, N.A.	179,300	6-28-12	––	98
Sell	Euro	Citibank, N.A.	56,300	12-20-10	556	––
Sell	Euro	Morgan Stanley International	58,200	3-24-11	434	––
Buy	Japanese Yen	Goldman Sachs International	1,880,067	7-13-10	664	––
Buy	Japanese Yen	Deutsche Bank AG	256,588	12-13-10	101	––
Sell	Japanese Yen	Citibank, N.A.	10,491,000	12-20-10	––	4,898
Buy	Norwegian Krone	Citibank, N.A.	735	10-20-10	––	10
Sell	Norwegian Krone	Morgan Stanley International	11,984	8-10-10	––	44
Sell	Norwegian Krone	Bank of America NT & SA	242	10-20-10	3	––
Buy	Swiss Franc	Deutsche Bank AG	926	8-25-10	––	11
					$1,758	$5,924

The following written options were outstanding at June 30, 2010:

Underlying Security	Counterparty	Contracts Subject to Put	Expiration Month	Exercise Price	Premium Received	Market Value
Euro (Currency)	Deutsche Bank AG	––*	September 2010	$1.16	$2,115	$(2,318)

*Not shown due to rounding.

(A)Listed on an exchange outside the United States.

(B)No dividends were paid during the preceding 12 months.

(C)Securities serve as collateral for the following open futures contracts at June 30, 2010:

Description	Type	Expiration Date	Number of Contracts	Market Value	Unrealized Appreciation
Russell 2000 Index	Short	9-17-10	2	$(119,493)	$10,296
Dow Jones Euro STOXX 50 Index	Short	9-17-10	8	(240,642)	17,671
S&P 500 E-mini	Short	9-17-10	4	(199,828)	16,384
Nasdaq 100 E-mini	Short	9-17-10	3	(118,532)	9,981
				$(678,495)	$54,332

(D)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. At June 30, 2010, the total value of these securities amounted to $187,210 or 6.32% of net assets.

(E)Illiquid restricted security. At June 30, 2010, the Fund owned the following restricted security:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Vietnam Azalea Fund Limited	6-14-07 to 1-28-09	1,100	$7,268	$5,192

The total value of this security represented approximately 0.18% of net assets at June 30, 2010.

(F)Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities. The Fund and other mutual funds managed by its investment manager, Waddell & Reed Investment Management Company, or other related parties together own 30% of the outstanding shares of this security at June 30, 2010.

(G)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Trustees. At June 30, 2010, the total value of these securities amounted to $8,156 or 0.28% of net assets.

(H)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(I)Principal amounts are denominated in the indicated foreign currency, where applicable (BRL - Brazilian Real).

(J)Amount shown in principal column represents notional amount for computation of interest.

(K)Rate shown is the yield to maturity at June 30, 2010.

(L)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010. Date shown represents the date that the variable rate resets.

The following acronyms are used throughout this schedule:
ADR = American Depositary Receipts
CMO = Collateralized Mortgage Obligation
REMIC = Real Estate Mortgage Investment Conduit

Country Diversification
(as a % of net assets)
United States	24.92%
China	15.95%
South Korea	5.88%
Hong Kong	4.99%
United Kingdom	4.93%
Brazil	4.15%
Taiwan	3.86%
Germany	2.86%
India	2.41%
Switzerland	2.20%
Netherlands	2.18%
France	1.92%
Denmark	1.41%
Norway	1.18%
Spain	0.57%
Sweden	0.39%
Vietnam	0.18%
Mexico	0.03%
Other+	19.99%
+Includes gold bullion, options, cash and cash equivalents and other assets and liabilities

Industry and geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Continental Income Fund

(UNAUDITED)

Below, Cynthia P. Prince-Fox, portfolio manager of the Waddell & Reed Advisors Continental Income Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2010. She has managed the Fund for 17 years and has 27 years of industry experience.

Cynthia P. Prince-Fox

Fiscal year Performance

For the 12 Months Ended June 30, 2010
Continental Income Fund (Class A shares at net asset value)	11.25%
Benchmark(s) and/or Lipper Category
S&P 500 Index	14.43%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Citigroup Treasury/Govt Sponsored/Credit Index	9.74%
(generally reflects the performance of securities in the bond market)
Lipper Mixed-Asset Target Allocation Growth Funds Universe Average	12.88%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

The Fund underperformed its benchmark index, the S&P 500 Index, for the year primarily due to untimely stock selection. Some of this can be explained by lower-quality stocks outperforming higher-quality stocks, which is where the Fund has traditionally been positioned. Additionally, the Fund was overweight traditional defensive sectors such as consumer staples and health care for most of the year. These holdings performed relatively well during the financial crisis, but substantially lagged the rebound in sectors that had been hit the hardest. The Fund's fixed-income holdings were primarily government treasuries and highly rated corporate bonds, both of which underperformed lower-rated bonds for most of the year. In addition, the Fund carried cash early in the year, which was a drag on performance as the markets started to rebound off the March 2009 bottom. As we put cash to work, we remained focused on companies that we felt were well positioned to weather further economic fallout in the event that credit availability remained challenged.

Sources of strength

The Fund's top contributors were in both the consumer staples and discretionary space. The best sector was consumer discretionary, where cosmetics leader The Estee Lauder Companies, Inc. was a top contributor to performance. The company cut costs under new leadership and appears set to benefit from recent signs of an improving operating environment in key areas such as travel retail, emerging markets and restocking/stocking of department store inventories in the United States. Ford Motor Company also had a positive overall impact on performance. In some ways, Ford Motor Company is symbolic of what corporate America has been dealing with over the past several years: They came into the downturn with a heavily leveraged balance sheet, only to watch the annualized selling rate of automobiles collapse. However, in the same year that we witnessed the near collapse of General Motors Corporation and Chrysler Group LLC, Ford Motor Company turned in a profit for the third quarter of 2009, gained market share and had a marked increase in sales in the final month of the year. Ford was able to produce these results because of aggressive moves to refocus the company to be a world competitor. This will be critical in the globalization race, as China surpassed the United States as the largest car market in the world in 2009.

The Fund's largest holding, Apple Inc., was also its single best stock. As we have commented in past commentaries, the rapid growth of new mobile devices is moving beyond the simply "better devices on better networks" of the last two years. For now, Apple's iTunes/AppStore is the dominant mobile applications set, with more than 100,000 applications available.

Some larger laggards

The biggest detractors to performance were in industrials and utilities. The industrial group rallied significantly off the March lows. However, some of the Fund's larger positions underperformed their peers as early cycle plays generally outperformed companies that are exposed to later cycle markets, such as power generation. The Fund's largest utilities holding was Exelon Corporation, which was hit by lower power prices and volumes. We had maintained the position as the company stood to benefit from power price recovery and would have also benefited from passage of federal climate change regulation. We have since sold this holding as neither of those events look to happen in the next year.

We made a number of changes to individual holdings in both the equity and bond portfolios. However, for the majority of the year our allocation remained the same, maintaining a minimum weight of 25 percent in fixed-income securities. Current areas of emphasis remain in industrials, consumer discretionary, technology and consumer staples. The industrial sector represents one of the Fund's largest overweight positions and stands to benefit from a global recovery as many of our holdings are at a competitive advantage to their global counterparts based on certain raw material inputs. Consumer discretionary has been a strong performer during the Fund's fiscal year, but we are increasingly concerned about the prospect for a more pronounced consumer pullback. The high-end consumer is heavily influenced by net worth expectations (stock market) and the lower-income consumer continues to experience the greatest pressure as unemployment levels have remained stubbornly high. Accordingly, we have recently reduced the Fund's exposure to the consumer. We increased our weight in technology as fundamentals appear to be improving and information technology spending generally should improve with better corporate profit growth. Key underweighted areas include health care and telecom service. The latter is seeing improved demand for services, but faces higher capital intensity over the next year to build out a more robust wireless network to support growing data demand. To this end, we have focused on companies that supply the equipment.

Wall of cash

While we have been climbing a wall of worry in the financial markets, the wall of uncommitted cash that corporations, individuals and institutions have on their balance sheets signifies to us that we still have firepower on the sidelines that can be put to work as confidence increases. The bond market has been the recipient of some of this cash as there have been massive inflows into the fixed income markets over the past five quarters. We would expect some of the cash to find its way into equities, providing further support to the rally. Given this and further evidence that this economy is building on itself have kept us focused on owning companies that we believe will benefit from a cyclical recovery that appears to still be in the early stages.

We anticipate the swell of macro news to remain influential in the short term. However, we don't anticipate making significant changes to either individual holdings or current allocations at this time. We remain more convinced that the companies that have done a good job managing through the downturn will reap the benefits over the current cycle and be in a better position to grow in a low growth environment. We continue to focus where share gains, product innovation and international positioning will likely drive top and bottom line growth. We will continue to make adjustments to the Fund to reflect our most current thinking.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. Fixed-income securities are subject to interest rate risk and, as such, the Fund's net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Continental Income Fund.

PORTFOLIO HIGHLIGHTS
Continental Income Fund

ALL DATA IS AS OF JUNE 30, 2010 (UNAUDITED)

Asset Allocation

Stocks	70.07%
Information Technology	14.66%
Industrials	12.66%
Consumer Discretionary	11.20%
Consumer Staples	9.29%
Financials	8.31%
Energy	6.52%
Health Care	5.09%
Materials	1.37%
Utilities	0.97%
Bonds	28.86%
Corporate Debt Securities	17.59%
United States Government and Government Agency Obligations	10.71%
Other Government Securities	0.56%
Cash and Cash Equivalents	1.07%

Lipper Rankings

Category: Lipper Mixed-Asset Target Allocation Growth Funds	Rank	Percentile
1 Year	442/577	77
3 Year	15/512	3
5 Year	24/421	6
10 Year	46/217	22

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
JPMorgan Chase & Co.	Financials
Colgate-Palmolive Company	Consumer Staples
Microchip Technology Incorporated	Information Technology
Emerson Electric Co.	Industrials
ConocoPhillips	Energy
Hewlett-Packard Company	Information Technology
Bank of America Corporation	Financials
Travelers Companies, Inc. (The)	Financials
Cisco Systems, Inc.	Information Technology

See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Continental Income Fund

(UNAUDITED)

Continental Income Fund, Class A Shares(1)	$12,681
S&P 500 Index	$10,589
Citigroup Treasury/Govt Sponsored/Credit Index	$17,058
Lipper Mixed-Asset Target Allocation Growth Funds Universe Average	$12,683

	CONTINENTAL INCOME FUND, CLASS A SHARES	S&P 500 INDEX	CITIGROUP TREASURY GOVT SPONSORED/CREDIT INDEX	LIPPER MIXED-ASSET TARGET ALLOCATION GROWTH FUNDS UNIVERSE AVERAGE
3/31/01	9,425	10,000	10,000	10,000
6/30/01	9,644	10,585	10,031	10,380
6/30/02	8,869	8,677	10,844	9,520
6/30/03	9,067	8,700	12,295	9,737
6/30/04	10,204	10,364	12,222	11,158
6/30/05	10,863	11,019	13,128	12,021
6/30/06	11,722	11,971	12,930	12,973
6/30/07	13,227	14,436	13,708	15,092
6/30/08	13,384	12,541	14,746	13,960
6/30/09	11,398	9,254	15,545	11,236
6/30/10	12,681	10,589	17,058	12,683

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1) The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-10	4.86%	6.07%	10.31%	11.59%
5-year period ended 6-30-10	1.93%	1.96%	2.21%	3.45%
10-year period ended 6-30-10	1.90%	1.51%	1.53%	2.81%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Continental Income Fund

(UNAUDITED)

For the Six Months Ended June 30, 2010	Beginning Account Value 12-31-09	Ending Account Value 6-30-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$972.20	1.25%	$6.11
Class B	$1,000	$967.80	2.33%	$11.41
Class C	$1,000	$969.20	2.18%	$10.63
Class Y	$1,000	$973.90	0.91%	$4.44
Based on 5% Return(2)
Class A	$1,000	$1,018.60	1.25%	$6.26
Class B	$1,000	$1,013.23	2.33%	$11.68
Class C	$1,000	$1,013.99	2.18%	$10.88
Class Y	$1,000	$1,020.29	0.91%	$4.55

* Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Continental Income Fund (in thousands)

JUNE 30, 2010

COMMON STOCKS	Shares		Value
Aerospace & Defense - 1.88%
Honeywell International Inc.	179		$6,987
Precision Castparts Corp.	36		3,746
			10,733
Air Freight & Logistics - 1.16%
Expeditors International of Washington, Inc.	192		6,626

Auto Parts & Equipment - 2.39%
BorgWarner Inc. (A)	224		8,352
Johnson Controls, Inc.	198		5,307
			13,659
Automobile Manufacturers - 0.66%
Ford Motor Company (A)	377		3,798

Broadcasting - 0.99%
CBS Corporation, Class B	437		5,652

Casinos & Gaming - 1.24%
Wynn Resorts, Limited	93		7,063

Communications Equipment - 1.59%
Cisco Systems, Inc. (A)	426		9,067

Computer Hardware - 4.57%
Apple Inc. (A)	66		16,577
Hewlett-Packard Company	221		9,543
			26,120
Construction & Engineering - 1.33%
Quanta Services, Inc. (A)	368		7,589

Data Processing & Outsourced Services - 0.93%
Paychex, Inc.	205		5,313

Distillers & Vintners - 1.42%
Brown-Forman Corporation, Class B	141		8,092

Diversified Banks - 1.26%
Wells Fargo & Company	281		7,181

Diversified Chemicals - 1.37%
Dow Chemical Company (The)	329		7,804

Electric Utilities - 0.97%
PPL Corporation	222		5,536

Electrical Components & Equipment - 3.48%
Emerson Electric Co.	296		12,940
First Solar, Inc. (A)	61		6,955
			19,895
Footwear - 1.30%
NIKE, Inc., Class B	110		7,451

General Merchandise Stores - 1.33%
Target Corporation	155		7,602

Health Care Distributors - 1.28%
Henry Schein, Inc. (A)	133		7,285

Health Care Supplies - 1.43%
DENTSPLY International Inc.	272		8,139

Home Improvement Retail - 0.70%
Home Depot, Inc. (The)	142		3,978

Hotels, Resorts & Cruise Lines - 2.25%
Carnival Corporation	151		4,572
Hyatt Hotels Corporation, Class A (A)	223		8,274
			12,846
Household Products - 2.60%
Colgate-Palmolive Company	189		14,862

Human Resource & Employment Services - 1.32%
Manpower Inc.	174		7,531

Industrial Conglomerates - 1.27%
General Electric Company	504		7,262

Integrated Oil & Gas - 1.71%
ConocoPhillips	199		9,784

IT Consulting & Other Services - 1.44%
Accenture plc, Class A	212		8,205

Motorcycle Manufacturers - 0.34%
Harley-Davidson, Inc.	87		1,941

Oil & Gas Equipment & Services - 3.48%
Halliburton Company	230		5,649
National Oilwell Varco, Inc.	217		7,166
Schlumberger Limited	127		7,045
			19,860
Oil & Gas Exploration & Production - 1.33%
Southwestern Energy Company (A)	197		7,600

Other Diversified Financial Services - 4.24%
Bank of America Corporation	643		9,238
JPMorgan Chase & Co.	409		14,974
			24,212
Personal Products - 2.60%
Estee Lauder Companies Inc. (The), Class A	149		8,287
Mead Johnson Nutrition Company	131		6,541
			14,828
Pharmaceuticals - 2.38%
Abbott Laboratories	112		5,244
Allergan, Inc.	144		8,407
			13,651
Property & Casualty Insurance - 1.61%
Travelers Companies, Inc. (The)	187		9,195

Railroads - 1.52%
Union Pacific Corporation	125		8,675

Real Estate Management & Development - 1.20%
CB Richard Ellis Group, Inc., Class A (A)	505		6,878

Semiconductor Equipment - 0.65%
ASML Holding N.V., NY Registry Shares	135		3,719

Semiconductors - 4.48%
Intel Corporation	309		6,012
Microchip Technology Incorporated	467		12,961
Texas Instruments Incorporated	283		6,591
			25,564
Soft Drinks - 1.55%
PepsiCo, Inc.	146		8,880

Systems Software - 1.00%
Microsoft Corporation	248		5,709

Tobacco - 1.12%
Philip Morris International Inc.	139		6,381

Trading Companies & Distributors - 0.70%
Fastenal Company	80		4,020

TOTAL COMMON STOCKS - 70.07%			$400,186
(Cost: $371,323)

CORPORATE DEBT SECURITIES	Principal
Airlines - 0.28%
Southwest Airlines Co.,
6.500%, 3-1-12	$1,500		1,599

Automobile Manufacturers - 0.88%
Ford Motor Company, Convertible,
4.250%, 11-15-16	4,000		4,986

Banking - 1.15%
Deutsche Bank AG,
3.450%, 3-30-15	750		756
JPMorgan Chase & Co.:
4.650%, 6-1-14	3,000		3,199
7.900%, 4-29- 49 (B)	1,000		1,031
U.S. Bancorp,
4.200%, 5-15-14	1,500		1,604
			6,590
Brewers - 0.47%
Anheuser-Busch InBev Worldwide Inc.:
3.000%, 10-15-12	1,000		1,027
5.375%, 11-15-14 (C)	1,500		1,640
			2,667
Broadcasting - 0.44%
CBS Corporation,
8.875%, 5-15-19	2,000		2,518

Cable & Satellite - 0.22%
Time Warner Cable Inc.,
3.500%, 2-1-15	1,250		1,278

Communications Equipment - 0.45%
Cisco Systems, Inc.:
5.250%, 2-22-11	2,000		2,054
2.900%, 11-17-14	500		518
			2,572
Computer Hardware - 0.54%
International Business Machines Corporation,
2.100%, 5-6-13	$3,000		3,058

Construction & Farm Machinery & Heavy Trucks - 0.24%
John Deere Capital Corporation,
5.250%, 10-1-12	1,250		1,355

Consumer Finance - 0.34%
American Express Credit Corporation,
5.125%, 8-25-14	400		431
Ford Motor Credit Company LLC,
7.000%, 4-15-15	1,500		1,484
			1,915
Department Stores - 0.36%
Kohl's Corporation,
6.300%, 3-1-11	2,000		2,062

Diversified Chemicals - 0.18%
E.I. du Pont de Nemours and Company,
3.250%, 1-15-15	1,000		1,044

Drug Retail - 0.36%
CVS Caremark Corporation,
3.250%, 5-18-15	2,000		2,032

Education Services - 0.18%
Yale University,
2.900%, 10-15-14	1,000		1,038

Finance - Other - 1.04%
Fidelity National Financial, Inc.,
6.600%, 5-15-17	2,600		2,594
Western Union Company (The),
6.500%, 2-26-14	3,000		3,370
			5,964
Food Processors - 0.19%
Kellogg Company,
4.450%, 5-30-16	1,000		1,093

Food Retail - 0.38%
Kroger Co. (The),
6.200%, 6-15-12	2,000		2,177

Health Care Supply - 0.18%
Medtronic, Inc.,
3.000%, 3-15-15	1,000		1,036

Home Improvement Retail - 0.36%
Home Depot, Inc. (The),
5.200%, 3-1-11	2,000		2,050

Hypermarkets & Super Centers - 0.16%
Wal-Mart Stores, Inc.,
2.875%, 4-1-15	875		908

Industrial Conglomerates - 0.09%
Textron Inc.,
6.200%, 3-15-15	500		538

Industrial Gases - 0.47%
Praxair, Inc.,
4.375%, 3-31-14	$2,500		2,707

Industrial Machinery - 0.49%
Illinois Tool Works Inc.,
5.150%, 4-1-14	2,500		2,807

Integrated Oil & Gas - 0.66%
Chevron Corporation,
3.450%, 3-3-12	1,000		1,042
ConocoPhillips,
4.750%, 2-1-14	2,500		2,749
			3,791
Integrated Telecommunication Services - 0.38%
AT&T Inc.,
4.850%, 2-15-14	2,000		2,191

Investment Banking & Brokerage - 0.51%
Morgan Stanley,
4.100%, 1-26-15	3,000		2,925

Life Insurance - 0.47%
MetLife Global Funding I,
5.125%, 6-10-14 (C)	1,500		1,630
Prudential Financial, Inc.,
4.750%, 9-17-15	1,000		1,033
			2,663
Metals / Mining - 0.59%
Newmont Mining Corporation, Convertible,
3.000%, 2-15-12	1,500		2,127
Rio Tinto Finance (USA) Limited,
8.950%, 5-1-14	1,000		1,213
			3,340
Movies & Entertainment - 0.19%
Viacom Inc.,
4.375%, 9-15-14	1,000		1,063

Multi-Utilities - 0.29%
Duke Energy Carolinas, LLC,
4.300%, 6-15-20	600		634
Duke Energy Ohio, Inc.,
2.100%, 6-15-13	1,000		1,017
			1,651
Office Electronics - 0.18%
Xerox Corporation,
4.250%, 2-15-15	1,000		1,036

Oil & Gas - 0.19%
Cenovus Energy Inc.,
4.500%, 9-15-14 (C)	1,000		1,069

Oil & Gas Exploration & Production - 0.20%
XTO Energy Inc.,
7.500%, 4-15-12	1,000		1,114

Packaged Foods & Meats - 0.37%
Kraft Foods Inc.,
4.125%, 2-9-16	2,000		2,112

Pharmaceuticals - 1.49%
Abbott Laboratories,
3.750%, 3-15-11	2,000		2,042
Novartis Capital Corporation,
1.900%, 4-24-13	500		508
Pfizer Inc.,
4.450%, 3-15-12	2,500		2,638
Roche Holdings Ltd,
5.000%, 3-1-14 (C)	3,000		3,328
			8,516
Property & Casualty Insurance - 0.55%
Berkshire Hathaway Finance Corporation,
4.000%, 4-15-12 (C)	3,000		3,156

Restaurants - 0.09%
YUM! Brands, Inc.,
4.250%, 9-15-15	500		531

Service - Other - 0.09%
Republic Services, Inc.,
5.000%, 3-1-20 (C)	500		519

Soft Drinks - 0.86%
Coca-Cola Enterprises Inc.:
3.750%, 3-1-12	1,000		1,046
6.700%, 10-15-36	2,000		2,529
PepsiCo, Inc.,
3.750%, 3-1-14	1,250		1,333
			4,908
Systems Software - 0.09%
Microsoft Corporation,
2.950%, 6-1-14	500		523

Technology - 0.35%
Xerox Capital Trust I,
8.000%, 2-1-27	2,000		2,014

Tobacco - 0.13%
Philip Morris International Inc.,
4.500%, 3-26-20	750		762

Wireless Telecommunication Service - 0.46%
America Movil, S.A.B. de C.V.,
3.625%, 3-30-15 (C)	1,000		1,026
American Tower Corporation,
4.625%, 4-1-15	1,500		1,561
			2,587

TOTAL CORPORATE DEBT SECURITIES - 17.59%			$100,465
(Cost: $93,835)

OTHER GOVERNMENT SECURITIES
Qatar - 0.27%
State of Qatar,
4.000%, 1-20-15 (C)	1,500		1,541

Supranational - 0.29%
International Bank for Reconstruction and Development,
2.375%, 5-26-15	1,650		1,679

TOTAL OTHER GOVERNMENT SECURITIES - 0.56%			$3,220
(Cost: $3,141)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations - 0.59%
National Archives Facility Trust,
8.500%, 9-1-19	2,778		3,386

Mortgage-Backed Obligations - 1.51%
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
6.500%, 12-1-31	303		337
6.500%, 1-1-32	208		231
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
4.500%, 7-1-18	1,654		1,767
4.500%, 9-1-19	4,039		4,298
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
9.000%, 8-15-16	28		31
9.000%, 10-15-16	2		2
9.000%, 1-15-17	1		1
9.000%, 1-15-17	––	*	––	*
9.000%, 3-15-17	11		13
9.000%, 4-15-17	15		17
4.000%, 9-15-18	1,560		1,659
6.500%, 8-15-28	201		225
			8,581

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 2.10%			$11,967
(Cost: $10,915)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Inflation Protected Obligations - 0.68%
United States Treasury Notes,
3.000%, 7-15-12 (D)	3,638		3,870

Treasury Obligations - 7.93%
United States Treasury Bonds:
7.250%, 5-15-16	8,500		10,924
6.250%, 8-15-23	5,000		6,487
United States Treasury Notes:
4.250%, 11-15-14	10,000		11,141
4.250%, 8-15-15	15,000		16,778
			45,330

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS - 8.61%			$49,200
(Cost: $42,626)

SHORT-TERM SECURITIES
Commercial Paper (E) - 1.04%
ITT Corporation,
0.000%, 7-1-10	3,000		3,000
United Parcel Service, Inc.,
0.000%, 7-1-10	2,943		2,943
			5,943
Master Note - 0.04%
Toyota Motor Credit Corporation,
0.228%, 7-1-10 (F)	216		216

TOTAL SHORT-TERM SECURITIES - 1.08%			$6,159
(Cost: $6,159)

TOTAL INVESTMENT SECURITIES - 100.01%			$571,197
(Cost: $527,999)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.01%)			(55)

NET ASSETS - 100.00%			$571,142

Notes to Schedule of Investments
* Not shown due to rounding.

(A)No dividends were paid during the preceding 12 months.

(B) Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(C)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. At June 30, 2010, the total value of these securities amounted to $13,909 or 2.44% of net assets.

(D)The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.

(E) Rate shown is the yield to maturity at June 30, 2010.

(F) Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010. Date shown represents the date that the variable rate resets.

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Core Investment Fund

(UNAUDITED)

Below, Erik R. Becker, CFA, and Gustaf C. Zinn, CFA, portfolio managers of the Waddell & Reed Advisors Core Investment Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2010.  They have each managed the Fund for four years. Both men have 12 years of industry experience.

Erik R. Becker

Gustaf C. Zinn

Fiscal year Performance

For the 12 Months Ended June 30, 2010
Core Investment Fund (Class A shares at Net Asset Value)	15.04%
Benchmark(s) and/or Lipper Category
S&P 500 Index	14.43%
(generally reflects the performance of large and medium-size U.S. stocks)
Lipper Large-Cap Core Funds Universe Average	12.10%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

A strong market comeback

The stock market has exhibited healthy returns over the previous 12 months as investors have voted that the United States government's many responses to the worst recession in a generation were more right than wrong.   The early 2009 moves of the Troubled Asset Relief Program (TARP), Term Asset-Backed Securities Loan Facility (TALF) and buying of mortgages and treasuries, among others, while nontraditional, proved effective at further easing monetary conditions even after the Federal funds rate had been lowered to zero. Consumers, after crawling into a hole for the better part of the past two years became more confident toward the end of 2009 and accelerated purchases on discretionary goods such as autos, appliances, and to a lesser degree, homes.   Businesses, flush with cash after having depleted inventories and cutting costs, began to reinvest in capital expenditures and to a lesser extent their work force. As the result of these and other forces, gross domestic product (GDP) has been positive four consecutive quarters.

Today, the market and the economy appear at a crossroads of sorts. A good analogy for where we stand today might be a child learning to ride a bike.   At first, mom and dad use training wheels to help a child learn to ride the bike until he or she can ride on their own.   But even after the training wheels are removed, the child is susceptible to a rough patch in the road.   Eventually, after several falls, the child learns to proficiently ride the bike. As it relates to this economic recovery, the training wheels were the plethora of actions taken by governments globally to stem the decline in economic activity and instill confidence in consumers in businesses. These actions taken to support the financial system include tax credits for housing, the almost $800 billion stimulus package, the massive fixed-asset investment stimulus in emerging markets and unemployment insurance, among others. With the help of the training wheels, activity has accelerated, consumers are spending again, businesses are no longer depleting inventory and companies are cautiously hiring.

Rough patches remain

On the other hand, the past three months have served to highlight a number of the potential rough patches in the road or risks to the recovery story. The first major event occurred early in the quarter with a substantial rise in government bond yields in many European nations that had run up large deficits.   This focused investor attention on the negative repercussions to growth from fiscal austerity. Second, the Chinese government began efforts to cool that country's growth, sparking fears that a huge source of strength for the global economy could diminish. Third, financial regulation took a populist turn and showed that the regulatory after-effects of the financial crisis would not be pro-growth.   Finally, and certainly related to the aforementioned factors above, employment, consumer spending and housing indicators took a step back, suggesting the rate of expansion in the December and March quarters was likely the peak for the time being.

We continue to see a number of positive indicators that suggest to us that we are still on the path of economic recovery, albeit at a slower rate. For one, employment indicators still point to job creation and growth in the hours worked of the labor force here in the U.S.   Consumer incomes are moving higher. Inventories and capital spending, two key drivers of the business cycle, are very depressed, substantially helping to reduce the odds of double dip in our view. Third, emerging economies are booming. The growing middle class in areas such as China, India, and Latin America should be a source of growth for large U.S. companies and the economy in general. Finally, November elections are likely to even the balance of power in the House and Senate, likely making regulatory uncertainty less of an issue for the markets and for business of all sizes. Balancing all the positives and negatives, we believe the most likely outcome over the next 12 months is modest economic growth with perhaps greater volatility in financial markets as investors, consumers, business leaders and politicians grapple with the challenges ahead.   Using our analogy from above, we're confident that the child will ultimately learn to ride the bike.

Gains across sectors

During the year ended June 30, 2010, all market sectors posted positive returns.  Gains were most pronounced among the consumer discretionary, industrial and financial sectors.   Absolute performance was driven by holdings in the market-leading financials and consumer discretionary sectors.   Performance also was helped by limited exposure to health care and utilities, both of which lagged.   The largest material change made to the Fund over the past year was to increase its cyclical exposure, as we gained confidence in the strength of the economic recovery. We have since moved to a more balanced position with a  higher level of cash after determining that the rate of the economic recovery had, in our opinion, peaked.

Our strategy continues to focus on companies who have both the opportunity to significantly exceed multi-year earnings forecasts and are in strong competitive positions.   The composition of the portfolio has changed to emphasize more stable growth companies and industries as 12-24 month visibility on earnings in many cyclical areas has diminished.   At this juncture, we are more apt to invest in a quality food company with great competitive positioning and opportunity to exceed long-term earnings forecasts than we are to invest in a deep cyclical. We still look to identify stocks that appear to be major beneficiaries of multi-year themes that we view as underappreciated, as well as stocks with their own company specific drivers for earnings outperformance. Currently, the most prominent themes include credit loss normalization in the financial sector, mobile computing adoption, energy services, and to a lesser extent, rebounding consumer spending.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.   These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Core Investment Fund.

PORTFOLIO HIGHLIGHTS
Core Investment Fund

ALL DATA IS AS OF JUNE 30, 2010 (UNAUDITED)

Asset Allocation

Stocks	90.68%
Information Technology	18.12%
Financials	16.45%
Consumer Discretionary	13.19%
Consumer Staples	12.11%
Industrials	11.68%
Energy	8.58%
Health Care	7.66%
Materials	2.89%
Cash and Cash Equivalents	9.32%

Lipper Rankings

Category: Lipper Large-Cap Core Funds	Rank	Percentile
1 Year	138/986	14
3 Year	87/842	11
5 Year	47/716	7
10 Year	174/419	42

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Capital One Financial Corporation	Financials
Wells Fargo & Company	Financials
Hewlett-Packard Company	Information Technology
Amgen Inc.	Health Care
Union Pacific Corporation	Industrials
CBS Corporation, Class B	Consumer Discretionary
General Mills, Inc.	Consumer Staples
Intel Corporation	Information Technology
DIRECTV Group, Inc. (The)	Consumer Discretionary
Dow Chemical Company (The)	Materials

See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Core Investment Fund

(UNAUDITED)

Core Investment Fund, Class A Shares(1)	$8,941
S&P 500 Index	$9,335
Lipper Large-Cap Core Funds Universe Average	$9,284

	CORE INVESTMENT FUND, CLASS A SHARES	S&P 500 INDEX	LIPPER LARGE-CAP CORE FUNDS UNIVERSE AVERAGE
12/31/00	9,425	10,000	10,000
6/30/01	8,355	9,331	9,393
6/30/02	6,930	7,650	7,838
6/30/03	6,594	7,670	7,778
6/30/04	7,379	9,136	9,169
6/30/05	8,204	9,714	9,766
6/30/06	9,524	10,554	10,636
6/30/07	11,049	12,727	12,707
6/30/08	10,761	11,056	11,148
6/30/09	7,772	8,158	8,282
6/30/10	8,941	9,335	9,284

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-10	8.42%	9.95%	14.10%	15.48%
5-year period ended 6-30-10	0.54%	0.48%	0.74%	2.05%
10-year period ended 6-30-10	-1.31%	-1.85%	-1.75%	-0.43%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Core Investment Fund

(UNAUDITED)

For the Six Months Ended June 30, 2010	Beginning Account Value 12-31-09	Ending Account Value 6-30-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$949.50	1.15%	$5.56
Class B	$1,000	$945.40	2.34%	$11.28
Class C	$1,000	$945.90	2.15%	$10.41
Class Y	$1,000	$951.50	0.82%	$4.00
Based on 5% Return(2)
Class A	$1,000	$1,019.11	1.15%	$5.75
Class B	$1,000	$1,013.17	2.34%	$11.68
Class C	$1,000	$1,014.12	2.15%	$10.78
Class Y	$1,000	$1,020.73	0.82%	$4.14

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Core Investment Fund (in thousands)

JUNE 30, 2010

COMMON STOCKS	Shares	Value
Asset Management & Custody Banks - 0.09%
Blackstone Group L.P. (The)	218	$2,083

Biotechnology - 4.02%
Amgen Inc. (A)	1,853	97,489

Broadcasting - 3.42%
CBS Corporation, Class B	6,441	83,283

Cable & Satellite - 2.92%
DIRECTV Group, Inc. (The) (A)	2,087	70,796

Casinos & Gaming - 0.53%
Wynn Resorts, Limited	168	12,780

Communications Equipment - 1.84%
Juniper Networks, Inc. (A)	1,958	44,687

Computer Hardware - 4.04%
Hewlett-Packard Company	2,263	97,960

Computer Storage & Peripherals - 1.60%
NetApp, Inc. (A)	1,043	38,929

Construction & Farm Machinery & Heavy Trucks - 4.79%
Caterpillar Inc.	435	26,113
Cummins Inc.	823	53,580
PACCAR Inc	921	36,740
		116,433
Consumer Finance - 4.98%
Capital One Financial Corporation	2,997	120,775

Department Stores - 2.23%
Macy's Inc.	3,021	54,084

Diversified Banks - 5.39%
Comerica Incorporated	843	31,057
Wells Fargo & Company	3,904	99,942
		130,999
Diversified Chemicals - 2.89%
Dow Chemical Company (The)	2,958	70,166

Electrical Components & Equipment - 1.21%
First Solar, Inc. (A)	257	29,250

General Merchandise Stores - 1.36%
Target Corporation	669	32,880

Hotels, Resorts & Cruise Lines - 1.40%
Starwood Hotels & Resorts Worldwide, Inc.	820	33,955

Hypermarkets & Super Centers - 1.96%
Costco Wholesale Corporation	866	47,488

Industrial Machinery - 2.14%
Parker Hannifin Corporation	934	51,808

Integrated Oil & Gas - 1.73%
ConocoPhillips	854	41,920

Investment Banking & Brokerage - 1.58%
Charles Schwab Corporation (The)	799	11,330
Lazard Group LLC	1,009	26,950
		38,280
Motorcycle Manufacturers - 1.33%
Harley-Davidson, Inc.	1,455	32,348

Oil & Gas Equipment & Services - 5.42%
Halliburton Company	1,614	39,624
Schlumberger Limited	1,225	67,768
Smith International, Inc.	638	24,023
		131,415
Oil & Gas Exploration & Production - 1.43%
Noble Energy, Inc.	577	34,786

Other Diversified Financial Services - 4.41%
Bank of America Corporation	3,730	53,603
JPMorgan Chase & Co.	1,458	53,366
		106,969
Packaged Foods & Meats - 3.25%
General Mills, Inc.	2,228	79,146

Personal Products - 1.49%
Estee Lauder Companies Inc. (The), Class A	648	36,108

Pharmaceuticals - 3.64%
Allergan, Inc.	682	39,730
Teva Pharmaceutical Industries Limited, ADR	934	48,569
		88,299
Railroads - 3.54%
Union Pacific Corporation	1,236	85,886

Semiconductor Equipment - 4.85%
Applied Materials, Inc.	5,276	63,423
Lam Research Corporation (A)	1,427	54,330
		117,753
Semiconductors - 5.79%
Broadcom Corporation, Class A	381	12,556
Intel Corporation	3,724	72,431
Microchip Technology Incorporated	1,991	55,233
		140,220
Soft Drinks - 2.83%
Coca-Cola Company (The)	1,370	68,659

Tobacco - 2.58%
Philip Morris International Inc.	1,364	62,533

TOTAL COMMON STOCKS - 90.68%		$2,200,167
(Cost: $2,069,406)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) - 7.66%
American Honda Finance Corp.,
0.170%, 7-26-10	$10,000	9,999
Bemis Company, Inc.,
0.340%, 7-6-10	8,000	8,000
Citigroup Funding Inc.:
0.330%, 7-15-10	10,000	9,999
0.300%, 7-27-10	11,558	11,555
Clorox Co.:
0.260%, 7-6-10	5,000	5,000
0.360%, 7-20-10	9,402	9,400
0.370%, 7-22-10	5,000	4,999
Corporacion Andina de Fomento:
0.260%, 7-6-10	10,000	10,000
0.260%, 7-16-10	5,000	4,999
0.510%, 10-5-10	1,200	1,198
General Mills, Inc.:
0.270%, 7-8-10	15,000	14,999
0.310%, 7-19-10	5,000	4,999
Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.),
0.340%, 7-12-10	5,000	4,999
Hewlett-Packard Company,
0.160%, 7-22-10	10,000	9,999
ITT Corporation:
0.000%, 7-1-10	2,500	2,500
0.290%, 7-23-10	15,000	14,997
John Deere Credit Limited (John Deere Capital Corporation):
0.130%, 7-9-10	9,000	9,000
0.170%, 7-20-10	8,750	8,749
McCormick & Co. Inc.:
0.000%, 7-1-10	7,340	7,340
0.290%, 7-27-10	10,000	9,998
McDonald's Corporation,
0.200%, 7-12-10	5,000	5,000
Sonoco Products Co.,
0.000%, 7-1-10	7,400	7,400
Straight-A Funding, LLC (Federal Financing Bank),
0.290%, 8-12-10	5,000	4,998
Wisconsin Electric Power Co.,
0.200%, 7-13-10	5,546	5,546
		185,673
Commercial Paper (backed by irrevocable bank letter of credit) (B) - 0.91%
COFCO Capital Corp. (Rabobank Nederland),
0.300%, 7-27-10	16,000	15,996
River Fuel Trust #1 (Bank of New York (The)),
0.290%, 7-12-10	6,367	6,366
		22,362
Master Note - 0.10%
Toyota Motor Credit Corporation,
0.228%, 7-1-10 (C)	2,314	2,314

Municipal Obligations - Taxable - 0.62%
CA Pollutn Ctl Fin Auth, Pollutn Ctl Rfdg Rev Bonds (Pacific Gas and Elec Co), Ser C (JPMorgan Chase Bank, N.A),
0.130%, 7-1-10 (C)	5,180	5,180
FL Muni Power Agy, All-Requirements Power Supply Proj Var Rate Demand Rfdg Rev Bonds, Ser 2008C (Bank of America, N.A.),
0.190%, 7-1-10 (C)	3,125	3,125
Norfolk, VA, Redev and Hsng Auth, Var Rate Demand Rev and Rfdg Bonds (Old Dominion Univ Real Estate Fndtn 45th Street Parking Garage, LLC Univ Vlg Parking Fac Proj), Ser 2008 (Bank of America, N.A.),
0.190%, 7-1-10 (C)	2,770	2,770
NYC, General Oblig Bonds, Fiscal 2006 Ser E (Bank of America, N.A.),
0.330%, 7-1-10 (C)	4,000	4,000
		15,075

TOTAL SHORT-TERM SECURITIES - 9.29%		$225,424
(Cost: $225,424)

TOTAL INVESTMENT SECURITIES - 99.97%		$2,425,591
(Cost: $2,294,830)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.03%		628

NET ASSETS - 100.00%		$2,426,219

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Rate shown is the yield to maturity at June 30, 2010.

(C)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010. Date shown represents the date that the variable rate resets.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Dividend Opportunities Fund

(UNAUDITED)

Below, David P. Ginther, CPA, portfolio manager of the Waddell & Reed Advisors Dividend Opportunities Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2010. He has managed the Fund since its inception and has 15 years of industry experience.

David P. Ginther

Fiscal year Performance

For the 12 Months Ended June 30, 2010
Dividend Opportunities Fund (Class A shares at net asset value)	5.28%
Benchmark(s) and/or Lipper Category
Russell 1000 Index	15.24%
(generally reflects the performance of stocks that represent the equity market)
Lipper Equity Income Funds Universe Average	14.47%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

A volatile year

The year ended June 30, 2010, proved to be one of dramatic change in the investment markets. When the Fund's fiscal year began, the U.S. economy was in the very early stages of recovery. Beginning in March 2009, shortly before our last report to you, markets around the world began to rally impressively after governments swooped in with stimulus packages to shore up economies and create liquidity. As conditions improved, investors rediscovered their appetite for risk, demonstrating a preference for lower-quality or less financially secure businesses. This drove a low-quality rally that ultimately drove up the prices of those businesses that had declined the most in the credit crisis. By mid-2009, the start of the Fund's fiscal year, news of improving earnings and better consumer sentiment about the global economic outlook bolstered equities. U.S. gross domestic product registered growth in the third quarter for the first time in more than a year, while the final quarter of 2009 saw a broad-based advance, with all sectors recording gains and many economic indicators improving, suggesting that continued recovery may be moving toward sustainability. Also notable during the fourth quarter was the global response to the debt default by Dubai World, a state-owned development company in the United Arab Emirates. This event served as a harsh reminder that while the credit crisis may have faded from the forefront of investors' minds, it clearly was not over. It also reignited concern about the economic challenges facing some of the weakest European countries, particularly Greece, which only intensified later in the period.

The momentum that drove the equity markets higher in the second half of 2009 continued into the first quarter of 2010, albeit at a markedly slower pace. Although many economic indicators pointed to continued recovery and increasing stability in the U.S. economy, domestic equities spent the bulk of the first quarter searching for direction. This is due in part to events taking place in several emerging markets. China began to tighten credit in an effort to slow down its perhaps too-rapidly-growing economy and stave off inflation. Fallout from that situation combined with escalating concern about economic challenges facing some European countries created volatility. The second quarter of 2010 was volatile for U.S. equities, as a confluence of events weighed on equities. Among the largest factors impacting market performance were intensifying concerns that Europe would lead the world into the second global recession in three years or at least spur a double-dip recession and growing concerns about slowing economic growth in China. The U.S. economy also remains a top concern for investors as recovery slowed perceptibly during the first half of the year and especially in the second quarter. The U.S. unemployment rate currently hovers near 10 percent, and the beleaguered housing sector continues to struggle, particularly so after government stimulus was removed in the second quarter, which additionally restrained performance. Another major event impacting the market was the April 21 oil rig explosion and subsequent massive oil spill in the Gulf of Mexico, which continues to generate ominous headlines on a daily basis. These and other factors collectively have weighed on investor confidence. As one would expect in such an environment, and with little on the horizon generating hope, investors have experienced a crisis in confidence, remaining largely on the sidelines and waiting for direction.

Steadfast approach

Despite the rapidly evolving market that characterized the Fund's fiscal year, we did not stray from our long-held approach to identifying those companies that we feel possess the balance-sheet strength, sustainable business models and earning power and that, in our belief, stand to benefit the most in the early stages of economic recovery. We maintained our focus on dividend growth, rather than high-yielding stocks, and focused on total return. We entered the year defensively positioned, emphasizing stocks that we thought were less sensitive to the recession, but this overly defensive posture ultimately and significantly restrained the Fund's performance relative to its benchmark and peers.

On the plus side, consumer discretionary holdings contributed the most to absolute performance at the sector level. A slight underweight hampered relative performance in this arena, but better stock selection helped mitigate damage. A top name in this arena was Macy's Inc., which has benefited from cost cutting and localization measures and increased effectiveness of its unified national organization. The firm recently reported total sales of $9.589 billion for the first 22 weeks of 2010; that's up 6.7 percent from total sales for the same period in 2008. Utilities, a very small sector exposure which we ultimately eliminated, were nonetheless a source of strong absolute performance. The Fund benefited from its stake in Dominion Resources, Inc., one of the nation's largest producers and transporters of energy, which has enjoyed rising revenues stemming from warmer weather and rising cooling costs. The Fund's exposure to consumer staples also proved beneficial in absolute terms.

As the year progressed, earnings growth, driven by revenue growth and the ongoing benefits of cost cutting, continued to surprise on the upside. We did make some tactical shifts in an effort to take advantage of this changing environment. One of our larger efforts was to position the Fund a bit more aggressively. Specifically, we increased exposure to the consumer discretionary, industrials and materials sectors and also added selected names in information technology and financials. We eliminated some higher-yielding telecom names - firms that did not appear to us to have upside opportunity - in favor of other holdings that we think are more likely to provide dividend growth and capital appreciation for total return as the economy improves. We have reduced the Fund's overall exposure to energy, but added a few names we think are well positioned to benefit from demand for energy that we believe will likely outstrip supply. We reduced exposure in consumer staples and health care as well.

Cautiously optimistic

The economic outlook continues to improve, although concerns remain about the strength and sustainability of recovery. We fully expect credit to continue to improve throughout 2010, although we think stimulus will begin to slow in the latter half of the year. We are not yet concerned about inflation, despite the enormous liquidity that was injected by the Federal government into the system in an effort to stimulate the economy, because unemployment remains high - a factor that we believe will keep wages from rising too quickly. We are concerned, however, about the effect of increased regulation and taxes, which could restrain economic growth and recovery. In the near term, we remain cautious on consumer spending due to the high unemployment rate, although we believe employment growth will improve in the months ahead. Finally, we believe that dividend-paying stocks should benefit from a continued low-interest-rate environment in which total returns become increasingly important.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Dividend paying investments may not experience the same price appreciation as non-dividend paying investments. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Dividend Opportunities Fund.

PORTFOLIO HIGHLIGHTS
Dividend Opportunities Fund

ALL DATA IS AS OF JUNE 30, 2010 (UNAUDITED)

Asset Allocation

Stocks	94.39%
Industrials	17.43%
Energy	16.60%
Financials	14.37%
Information Technology	12.06%
Consumer Staples	10.94%
Consumer Discretionary	10.82%
Materials	6.75%
Health Care	3.90%
Telecommunication Services	1.52%
Cash and Cash Equivalents	5.61%

Lipper Rankings

Category: Lipper Equity Income Funds	Rank	Percentile
1 Year	276/280	99
3 Year	165/238	70
5 Year	91/192	48

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Microchip Technology Incorporated	Information Technology
Schlumberger Limited	Energy
Capital One Financial Corporation	Financials
Halliburton Company	Energy
Deere & Company	Industrials
Union Pacific Corporation	Industrials
Philip Morris International Inc.	Consumer Staples
JPMorgan Chase & Co.	Financials
Emerson Electric Co.	Industrials
Colgate-Palmolive Company	Consumer Staples
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Dividend Opportunities Fund

(UNAUDITED)

Dividend Opportunities Fund:
Class A Shares(1)(2)	$12,007
Class B Shares(2)	$11,919
Class C Shares(2)	$11,991
Class Y Shares(2)	$13,069
Russell 1000 Index	$12,542
Lipper Equity Income Funds Universe Average	$13,035

	DIVIDEND OPPORTUNITIES FUND, CLASS A SHARES	DIVIDEND OPPORTUNITIES FUND, CLASS B SHARES	DIVIDEND OPPORTUNITIES FUND, CLASS C SHARES	DIVIDEND OPPORTUNITIES FUND, CLASS Y SHARES	RUSSELL 1000 INDEX	LIPPER EQUITY INCOME FUNDS UNIVERSE AVERAGE
7/1/03	9,425	10,000	10,000	10,000	10,000	10,000
6/30/04	10,667	11,220	11,230	11,358	11,948	11,833
6/30/05	12,011	12,518	12,532	12,836	12,894	13,060
6/30/06	14,330	14,801	14,816	15,367	14,067	14,390
6/30/07	16,746	17,128	17,164	18,018	16,945	17,366
6/30/08	16,375	16,594	16,644	17,676	14,849	15,006
6/30/09	11,404	11,439	11,491	12,373	10,884	11,387
6/30/10	12,007	11,919	11,991	13,069	12,542	13,035

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(3)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-10	-0.77%	0.19%	4.36%	5.63%
5-year period ended 6-30-10	-1.18%	-1.17%	-0.88%	0.36%
10-year period ended 6-30-10	––	––	––	––
Since inception of Class(4) through 6-30-10	2.65%	2.54%	2.63%	3.90%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)7-1-03 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Dividend Opportunities Fund

(UNAUDITED)

For the Six Months Ended June 30, 2010	Beginning Account Value 12-31-09	Ending Account Value 6-30-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$900.20	1.32%	$6.18
Class B	$1,000	$895.10	2.41%	$11.28
Class C	$1,000	$896.30	2.24%	$10.52
Class Y	$1,000	$902.00	0.92%	$4.37
Based on 5% Return(2)
Class A	$1,000	$1,018.25	1.32%	$6.56
Class B	$1,000	$1,012.85	2.41%	$11.98
Class C	$1,000	$1,013.70	2.24%	$11.18
Class Y	$1,000	$1,020.23	0.92%	$4.65

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Dividend Opportunities Fund (in thousands)

JUNE 30, 2010

COMMON STOCKS	Shares	Value
Apparel, Accessories & Luxury Goods - 1.47%
V.F. Corporation	121	$8,627

Asset Management & Custody Banks - 1.50%
T. Rowe Price Group, Inc.	199	8,816

Casinos & Gaming - 0.99%
Wynn Resorts, Limited	76	5,827

Computer Hardware - 2.25%
Hewlett-Packard Company	306	13,231

Construction & Engineering - 1.88%
Fluor Corporation	260	11,048

Construction & Farm Machinery & Heavy Trucks - 5.19%
Caterpillar Inc.	139	8,347
Cummins Inc.	66	4,302
Deere & Company	322	17,931
		30,580
Consumer Finance - 3.21%
Capital One Financial Corporation	468	18,870

Data Processing & Outsourced Services - 2.58%
Visa Inc., Class A	214	15,158

Department Stores - 1.62%
Macy's Inc.	532	9,514

Diversified Banks - 2.91%
Barclays plc, ADR	232	3,679
Wells Fargo & Company	525	13,451
		17,130
Diversified Chemicals - 2.97%
Dow Chemical Company (The)	341	8,084
PPG Industries, Inc.	155	9,391
		17,475
Diversified Metals & Mining - 2.68%
Rio Tinto plc, ADR	215	9,366
Southern Copper Corporation	241	6,401
		15,767
Electrical Components & Equipment - 2.65%
Emerson Electric Co.	356	15,565

Health Care Equipment - 0.75%
Stryker Corporation	88	4,415

Home Improvement Retail - 0.88%
Lowe's Companies, Inc.	253	5,168

Homebuilding - 1.25%
D.R. Horton, Inc.	749	7,363

Hotels, Resorts & Cruise Lines - 3.46%
Marriott International, Inc., Class A	238	7,117
Starwood Hotels & Resorts Worldwide, Inc.	321	13,290
		20,407
Household Products - 3.65%
Colgate-Palmolive Company	195	15,386
Procter & Gamble Company (The)	101	6,085
		21,471
Industrial Conglomerates - 1.17%
Textron Inc.	406	6,892

Industrial Machinery - 1.78%
Illinois Tool Works Inc.	254	10,464

Integrated Oil & Gas - 2.92%
ConocoPhillips	119	5,862
Exxon Mobil Corporation	198	11,289
		17,151
Integrated Telecommunication Services - 1.52%
AT&T Inc.	370	8,952

Mortgage REITs - 1.03%
Annaly Capital Management, Inc.	352	6,041

Oil & Gas Drilling - 1.56%
Seadrill Limited	255	4,664
Transocean Inc. (A)	98	4,526
		9,190
Oil & Gas Equipment & Services - 10.32%
Halliburton Company	752	18,467
National Oilwell Varco, Inc.	334	11,044
Schlumberger Limited	363	20,079
Smith International, Inc.	295	11,105
		60,695
Oil & Gas Exploration & Production - 1.80%
Apache Corporation	126	10,600

Other Diversified Financial Services - 4.36%
Bank of America Corporation	661	9,501
JPMorgan Chase & Co.	442	16,176
		25,677
Paper Packaging - 1.10%
Sonoco Products Company	212	6,466

Personal Products - 0.96%
Estee Lauder Companies Inc. (The), Class A	101	5,651

Pharmaceuticals - 3.15%
Abbott Laboratories	248	11,579
Teva Pharmaceutical Industries Limited, ADR	134	6,961
		18,540
Railroads - 4.76%
Norfolk Southern Corporation	190	10,090
Union Pacific Corporation	258	17,920
		28,010
Restaurants - 1.15%
McDonald's Corporation	103	6,765

Semiconductors - 4.98%
Intel Corporation	349	6,796
Microchip Technology Incorporated	812	22,522
		29,318
Soft Drinks - 1.74%
Coca-Cola Company (The)	204	10,247

Specialized Finance - 1.36%
CME Group Inc.	28	8,010

Systems Software - 2.25%
Microsoft Corporation	575	13,232

Tobacco - 4.59%
Altria Group, Inc.	158	3,171
Lorillard, Inc.	87	6,241
Philip Morris International Inc.	383	17,577
		26,989

TOTAL COMMON STOCKS - 94.39%		$555,322
(Cost: $537,451)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) - 4.98%
Campbell Soup Co.,
0.000%, 7-1-10	$8,933	8,933
Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.),
0.350%, 7-26-10	3,000	2,999
ITT Corporation,
0.290%, 7-20-10	4,000	3,999
John Deere Credit Limited (John Deere Capital Corporation),
0.130%, 7-9-10	5,000	5,000
McCormick & Co. Inc.,
0.000%, 7-1-10	8,400	8,400
		29,331
Master Note - 0.45%
Toyota Motor Credit Corporation,
0.228%, 7-1-10 (C)	2,637	2,637

TOTAL SHORT-TERM SECURITIES - 5.43%		$31,968
(Cost: $31,968)

TOTAL INVESTMENT SECURITIES - 99.82%		$587,290
(Cost: $569,419)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.18%		1,042

NET ASSETS - 100.00%		$588,332

Notes to Schedule of Investments

(A) No dividends were paid during the preceding 12 months.

(B) Rate shown is the yield to maturity at June 30, 2010.

(C) Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010. Date shown represents the date that the variable rate resets.

The following acronyms are used throughout this schedule:
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Energy Fund

(UNAUDITED)

Below, David P. Ginther, CPA, portfolio manager of the Waddell & Reed Advisors Energy Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2010. He has managed the Fund since its inception in March of 2006 and has 15 years of industry experience.

David P. Ginther

Fiscal year Performance

For the 12 Months Ended June 30, 2010
Energy Fund (Class A shares at net asset value)	8.12%
Benchmark(s) and/or Lipper Category
S&P 1500 Energy Sector Index	3.57%
(generally reflects the performance of stocks that represent the energy market)
Lipper Natural Resources Funds Universe Average	9.87%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

A volatile year

The year ended June 30, 2010, proved to be one of dramatic change in the investment markets. When the Fund's fiscal year began, the U.S. economy was in the very early stages of recovery. Beginning in March 2009, shortly before our last report to you, markets around the world began to rally impressively after governments swooped in with stimulus packages to shore up economies and create liquidity. As conditions improved, investors rediscovered their appetite for risk, demonstrating a preference for lower-quality or less financially secure businesses. This drove a low-quality rally that ultimately drove up the prices of those businesses that had declined the most in the credit crisis. By mid-2009, the start of the Fund's fiscal year, news of improving earnings and better consumer sentiment about the global economic outlook bolstered equities. U.S. gross domestic product registered growth in the third quarter for the first time in more than a year, while the final quarter of 2009 saw a broad-based advance, with all sectors recording gains and many economic indicators improving, suggesting that continued recovery may be moving toward sustainability. Also notable during the fourth quarter was the global response to the debt default by Dubai World, a state-owned development company in the United Arab Emirates. This event served as a harsh reminder that while the credit crisis may have faded from the forefront of investors' minds, it clearly was not over. It also reignited concern about the economic challenges facing some of the weakest European countries, particularly Greece, which only intensified later in the period.

The momentum that drove the equity markets higher in the second half of 2009 continued into the first quarter of 2010, albeit at a markedly slower pace. Although many economic indicators pointed to continued recovery and increasing stability in the U.S. economy, domestic equities spent the bulk of the first quarter searching for direction. This is due in part to events taking place in several emerging markets. China began to tighten credit in an effort to slow down its perhaps too-rapidly-growing economy and stave off inflation. Fallout from that situation combined with escalating concern about economic challenges facing some European countries created volatility. The second quarter of 2010 was volatile for U.S. equities, as a confluence of events weighed on equities. Among the largest factors impacting market performance were intensifying concerns that Europe would lead the world into the second global recession in three years or at least spur a double-dip recession and growing concerns about slowing economic growth in China. The U.S. economy also remains a top concern for investors as recovery slowed perceptibly during the first half of the year and especially in the second quarter. The U.S. unemployment rate currently hovers near 10 percent, and the beleaguered housing sector continues to struggle, particularly so after government stimulus was removed in the second quarter, which additionally restrained performance. Another major event impacting the market was the April 21 oil rig explosion and subsequent massive oil spill in the Gulf of Mexico, which continues to generate ominous headlines on a daily basis. These and other factors collectively have weighed on investor confidence. As one would expect in such an environment, and with little on the horizon generating hope, investors have experienced a crisis in confidence, remaining largely on the sidelines and waiting for direction.

A steadfast approach

Although the market environment was fluid and rapidly changing throughout the Fund's fiscal year, we remained focused on long-term fundamentals. The Fund's mandate permits it to invest up to 20 percent of assets outside of the energy sector. During the period, the Fund had exposure to the materials and industrials sectors, which contributed significantly to the Fund's outperformance of its benchmark index (before the effect of sales charges). An underweight stake relative to its benchmark in the energy sector also proved beneficial. We maintained our preference for globally diversified oil service and production companies, given our belief that they would be well positioned to gain from increased international exploration and spending and an upturn in the global economy. We also continued to pursue natural gas suppliers as fundamentals deteriorated and we anticipated the market was nearing a bottom, suggesting production would decrease due to falling rig count and lower prices.

The Fund's top contributor during the year was Continental Resources, Inc., a well managed and fundamentally sound firm, in our view, that is planning to develop the largest new American oilfield in years -- the Bakken Shale, which is a 200,000-square-mile swath of Montana, North Dakota and Canada -- where newer horizontal drilling technology should make this area, previously nearly worthless to drillers, a rich and viable source of oil. Another top contributor was BJ Services Company, a worldwide producer of fracturing services for shale oil and gas operators. The firm was acquired by Baker Hughes Incorporated at an attractive premium for shareholders. Bucyrus International, Inc., a maker of equipment for extracting coal and oil sands that is benefiting from rising global demand also contributed significantly. Bucyrus purchased a division of Terex Corporation, another construction equipment manufacturer, which we feel bodes well for the company's ability to take market share. A new holding acquired during the year was SandRidge Energy, Inc. SandRidge is a high-quality, rapidly growing natural gas and oil company focused primarily on Texas exploration and one that in our view is strategically positioned to prosper in line with continued economic recovery.

Tragedy in the Gulf

Our strategies during the final quarter of the Fund's fiscal year were impacted the most by the oil spill in the Gulf of Mexico. The market reacted almost immediately -- in our view, actually overreacted -- to the explosion. This response was not surprising, especially given the gravity of the headlines, the loss of human life and the black eye the event has given the industry as a whole. It seems pretty clear that BP p.l.c. has primary responsibility, but the whole sector was negatively impacted. The Fund was not exposed to BP, but did hold stock of other firms that were meaningfully involved: Transocean Inc., which owned the rig; Halliburton Company, which provided cementing services, and Cameron International Corporation, which provided subsurface equipment. We sold down the Fund's position in Transocean but rebuilt our position when the stock price fell to what we deemed to be attractive. Halliburton's and Cameron's stock price fell on the news but have subsequently rebounded. Given our confidence in their long-term viability, we took advantage of their price declines to increase the Fund's exposure to both. Going forward, we're taking a wait-and-see approach as this situation continues to evolve, and we're shifting our focus a bit to on-shore natural gas and oil firms.

Cautiously optimistic

The economic outlook continues to improve, although concerns remain. We fully believe credit will continue to improve in 2010, although we think stimulus will begin to slow in the latter half of the year. We believe oil prices will continue to move higher as the world economies continue to recover. Supply and demand remain tight, and we think demand will get even higher, led by Asia, and mainly China, which now has the largest auto market in the world. Demand in China over the last year was up around a half-million barrels. We also anticipate oil production growth may be limited because capital expenditures for oil fell in 2009. We are hopeful that oil companies will start to spend more in the months ahead, given that the price of oil has moved higher. We're also closely evaluating the sustainability of economic recovery. We don't anticipate interest rates rising at any point soon, but will likely adjust our strategies accordingly if and when that should occur.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Energy Fund.

PORTFOLIO HIGHLIGHTS
Energy Fund

ALL DATA IS AS OF JUNE 30, 2010 (UNAUDITED)

Asset Allocation

Stocks	94.92%
Energy	84.30%
Industrials	7.27%
Utilities	2.42%
Materials	0.93%
Cash and Cash Equivalents	5.08%

Lipper Rankings

Category: Lipper Natural Resources Funds	Rank	Percentile
1 Year	25/68	37
3 Year	9/61	15

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	83.20%
United States	76.92%
Canada	6.28%
Europe	6.22%
Bahamas/Caribbean	2.32%
Pacific Basin	2.30%
South America	0.88%
Cash and Cash Equivalents	5.08%

Top 10 Equity Holdings

Company	Sector	Industry
Southwestern Energy Company	Energy	Oil & Gas Exploration & Production
Halliburton Company	Energy	Oil & Gas Equipment & Services
Schlumberger Limited	Energy	Oil & Gas Equipment & Services
Newfield Exploration Company	Energy	Oil & Gas Exploration & Production
Continental Resources, Inc.	Energy	Oil & Gas Exploration & Production
Occidental Petroleum Corporation	Energy	Integrated Oil & Gas
National Oilwell Varco, Inc.	Energy	Oil & Gas Equipment & Services
EOG Resources, Inc.	Energy	Oil & Gas Exploration & Production
Baker Hughes Incorporated	Energy	Oil & Gas Equipment & Services
Apache Corporation	Energy	Oil & Gas Exploration & Production
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Energy Fund

(UNAUDITED)

Energy Fund:
Class A Shares(1)(2)	$9,412
Class B Shares(2)	$9,547
Class C Shares(2)	$9,669
Class Y Shares(2)	$10,236
S&P 1500 Energy Sector Index	$10,364
Lipper Natural Resources Funds Universe Average	$9,598

	ENERGY FUND, CLASS A SHARES	ENERGY FUND, CLASS B SHARES	ENERGY FUND, CLASS C SHARES	ENERGY FUND, CLASS Y SHARES	S&P 1500 ENERGY SECTOR INDEX	LIPPER NATURAL RESOURCES FUNDS UNIVERSE AVERAGE
3/1/06	9,425	10,000	10,000	10,000	10,000	10,000
06/30/06	9,830	10,390	10,410	10,440	10,878	10,891
06/30/07	11,734	12,280	12,340	12,530	13,756	13,049
6/30/08	16,711	17,320	17,430	17,930	17,546	17,495
6/30/09	8,705	8,920	9,011	9,408	10,007	8,736
6/30/10	9,412	9,547	9,669	10,236	10,364	9,598

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(3)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-10	1.90%	3.03%	7.30%	8.80%
5-year period ended 6-30-10	––	––	––	––
10-year period ended 6-30-10	––	––	––	––
Since inception of Class(4) through 6-30-10	-1.39%	-1.51%	-0.77%	0.54%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)3-1-06 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Energy Fund

(UNAUDITED)

For the Six Months Ended June 30, 2010	Beginning Account Value 12-31-09	Ending Account Value 6-30-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$876.50	1.68%	$7.88
Class B	$1,000	$872.30	2.76%	$12.83
Class C	$1,000	$872.90	2.48%	$11.52
Class Y	$1,000	$879.10	1.11%	$5.17
Based on 5% Return(2)
Class A	$1,000	$1,016.44	1.68%	$8.47
Class B	$1,000	$1,011.11	2.76%	$13.78
Class C	$1,000	$1,012.51	2.48%	$12.38
Class Y	$1,000	$1,019.28	1.11%	$5.55

* Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Energy Fund (in thousands)

JUNE 30, 2010

COMMON STOCKS	Shares	Value
Coal & Consumable Fuels - 4.40%
Alpha Natural Resources, Inc. (A)	37	$1,266
Arch Coal, Inc.	97	1,930
Cameco Corporation	37	784
CONSOL Energy Inc.	44	1,492
Peabody Energy Corporation	73	2,847
		8,319
Construction & Engineering - 4.55%
Chicago Bridge & Iron Company N.V., NY Shares (A)	97	1,821
Fluor Corporation	99	4,222
Jacobs Engineering Group Inc. (A)	70	2,549
		8,592
Construction & Farm Machinery & Heavy Trucks - 1.66%
Bucyrus International, Inc., Class A	66	3,132

Diversified Metals & Mining - 0.93%
BHP Billiton Limited, ADR	28	1,764

Electric Utilities - 2.42%
Entergy Corporation	38	2,732
Exelon Corporation	49	1,842
		4,574
Electrical Components & Equipment - 1.06%
First Solar, Inc. (A)	18	2,009

Integrated Oil & Gas - 12.12%
ConocoPhillips	80	3,937
Exxon Mobil Corporation	88	5,019
Hess Corporation	35	1,780
Marathon Oil Corporation	59	1,825
Occidental Petroleum Corporation	76	5,848
Petroleo Brasileiro S.A. - Petrobras, ADR	48	1,659
Suncor Energy Inc.	96	2,835
		22,903
Oil & Gas Drilling - 8.31%
ENSCO International Incorporated	78	3,064
Helmerich & Payne, Inc.	132	4,833
Nabors Industries Ltd. (A)	162	2,846
Oasis Petroleum LLC (A)	137	1,984
Seadrill Limited	84	1,534
Transocean Inc. (A)	31	1,439
		15,700
Oil & Gas Equipment & Services - 23.47%
Baker Hughes Incorporated	135	5,621
Cameron International Corporation (A)	144	4,685
Core Laboratories N.V.	14	2,052
FMC Technologies, Inc. (A)	64	3,347
Halliburton Company	291	7,147
National Oilwell Varco, Inc.	177	5,840
Schlumberger Limited	127	7,020
Smith International, Inc.	48	1,805
Superior Energy Services, Inc. (A)	108	2,021
Tenaris S.A., ADR	139	4,814
		44,352
Oil & Gas Exploration & Production - 27.63%
Anadarko Petroleum Corporation	68	2,458
Apache Corporation	60	5,039
Cabot Oil & Gas Corporation	60	1,875
CNOOC Limited, ADR	15	2,595
Continental Resources, Inc. (A)	133	5,928
Devon Energy Corporation	66	4,048
EOG Resources, Inc.	59	5,804
Newfield Exploration Company (A)	126	6,149
Noble Energy, Inc.	83	5,004
SandRidge Energy, Inc. (A)	234	1,367
Southwestern Energy Company (A)	201	7,779
Ultra Petroleum Corp. (A)	94	4,177
		52,223
Oil & Gas Refining & Marketing - 1.85%
Clean Energy Fuels Corp. (A)	114	1,707
Valero Energy Corporation	99	1,783
		3,490
Oil & Gas Storage & Transportation - 6.52%
El Paso Corporation	300	3,334
El Paso Pipeline Partners, L.P.	108	3,105
Enbridge Inc.	88	4,081
Williams Companies, Inc. (The)	99	1,811
		12,331

TOTAL COMMON STOCKS - 94.92%		$179,389
(Cost: $184,287)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) - 4.28%
Kellogg Co.,
0.000%, 7-1-10	$4,470	4,470
McCormick & Co. Inc.,
0.000%, 7-1-10	3,623	3,623
		8,093
Master Note - 0.93%
Toyota Motor Credit Corporation,
0.228%, 7-1-10 (C)	1,755	1,755

TOTAL SHORT-TERM SECURITIES - 5.21%		$9,848
(Cost: $9,848)

TOTAL INVESTMENT SECURITIES - 100.13%		$189,237
(Cost: $194,135)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.13%)		(242)

NET ASSETS - 100.00%		$188,995

Notes to Schedule of Investments

(A) No dividends were paid during the preceding 12 months.

(B) Rate shown is the yield to maturity at June 30, 2010.

(C) Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010. Date shown represents the date that the variable rate resets.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

Country Diversification
(as a % of net assets)
United States	76.92%
Canada	6.28%
Luxembourg	2.55%
Bermuda	2.32%
Netherlands	2.05%
United Kingdom	1.62%
Hong Kong	1.37%
Australia	0.93%
Brazil	0.88%
Other+	5.08%
+Includes cash and cash equivalents and other assets and liabilities

Industry and geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
International Growth Fund

(UNAUDITED)

Below, Chace Brundige, CFA, portfolio manager of the Waddell & Reed Advisors International Growth Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2010. Mr. Brundige has managed the Fund for one year and has 16 years of industry experience.

Chace Brundige

Fiscal year Performance

For the 12 Months Ended June 30, 2010
International Growth Fund (Class A shares at net asset value)	7.04%
Benchmark(s) and/or Lipper Category
MSCI EAFE Growth Index	8.60%
(generally reflects the performance of securities representing international growth securities markets)
Lipper International Large-Cap Growth Funds Universe Average	9.45%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

A Tale of Two Halves

The year ended June 30, 2010, saw two distinct periods. The first half was a continuation of the massive 2009 rebound as the uptrend continued through the end of the calendar year. January brought renewed fears, largely brought on by the combination of sovereign debt concerns (Greece et al.) and Chinese tightening and volatility returned with a vengeance.

Equity valuation spreads had widened to unprecedented levels in early 2009, at about the time of our last report to you. As the year progressed, value investments began to dramatically outperform their growth counterparts and the dollar continued to weaken against international currencies as investors moved away from safety and increasingly used it as a source of funds. This too began to reverse mid-year as the dollar began to strengthen, driven by fiscal and growth concerns in Europe and a move back to safety.

In November, we saw the first concrete signs of tightening across the globe. In the developed world it was more about removing extraordinary measures that were no longer necessary, while in China the tightening was more traditional, such as increased reserve requirements. Chinese tightening then became more blunt as the government moved to force down property prices, thereby slowing fixed asset investment and impairing an important component of the commodity cycle. Wages began to accelerate as evidenced by well-publicized labor activity. All of this, we believe, leads to a shift in Chinese economic activity from investment to consumption over the coming quarters and years.

Factors impacting performance

Sector returns for the Fund's fiscal year were fairly balanced, with both stable and cyclical sectors among the best performing. The consumer discretionary and financials sectors were the Fund's strongest source of absolute performance. Outstanding stock selection in these arenas more than compensated for the Fund's relative underweight exposure. Materials holdings were also helpful throughout most of the Fund's fiscal year; however, the Fund's significant underweight in this arena largely explains the Fund's relative underperformance. The Fund's exposure to health care stocks helped in absolute terms. The Fund's top individual performers included Tencent Holdings Limited - a Chinese Internet company, no longer held by the Fund and Nestle S.A. - a global packaged foods company. Absolute performance also was lifted by the Fund's exposure to global beer brewers, makers of luxury goods and software providers.

On the down side, performance was restrained by untimely stock selection within the consumer staples and information technology sectors. In particular, investments related to video gaming in China and Japan did not work out as planned. Performance also took a hit from the Fund's mineral and oil services investments, particularly during the latter part of the period, which were negatively impacted by China's economic tightening and the massive oil spill in the Gulf of Mexico.

Positioning for 2010

We made some changes in late 2009 to position the Fund for its second half, which we anticipated would be a very different market. We increased the Fund's exposure to Japan (although our underweight had up to that point proven beneficial) and have focused on export-driven companies that we feel are competitively positioned. While this is a somewhat consensus view, we feel that it is the right one and will continue to shade in that direction. We entered calendar 2010 having hedged our yen exposure and continue that stance, though our currency hedge does not cover our entire Japanese equity position. We also hedged the British pound and euro through part of 2010 but have since removed those positions.

The Fund's cyclical exposure has been focused in information technology and energy companies we purchased on their own merits as opposed to a sector or industry call, but we feel information technology will benefit as companies generally focus capital expenditure budgets on driving efficiencies and cost saving versus increasing production. We believe that our oil services positions could benefit from a global recovery and we prefer that commodity to others based on secular consumer demand in emerging economies as well as a relatively unresponsive global supply. Our concern regarding the materials sector, generally speaking, is that much near-term demand has been generated through stimulative policy decisions in China combined with a focused inventory build ahead of the use of those materials at prices that were considered attractive. Therefore, we feel that the demand outlook, while solid, could be bumpy throughout the rest of 2010. Tightening in the Chinese real estate sector reinforces that view.

Additional changes we made to the Fund were made on a stock-by-stock basis. We have positioned the Fund to potentially benefit from rising wages in China and a move to consumption through direct investments in China and also through the global luxury segment. Luxury is one area where European companies (makers of watches, clothing, handbags or cars) have a distinct edge simply due to the nature of luxury. The goods are expensive and those who can buy them, do, simply to show that they can. We continue to overweight oil services providers, although we have trimmed a few positions and added to and purchased others that appeared to have more upside potential. We increased exposure to auto and truck makers as we anticipate global recovery in those markets. Lastly, we increased the Fund's exposure to India in an attempt to take advantage of rising incomes and infrastructure build out.

A halting recovery, significant headwinds

Our outlook for the months ahead is not entirely optimistic. We believe that western economies are in for tough sledding. Never in post-war history have so many large economies become so levered, compounding it rapidly by spending more than they can collect. The bond markets have essentially called Greece, Portugal and Spain to task. While Europe has seemingly banded together to stave off Greek restructuring (for now) and its cascade of effects, the message is clear - there is too much debt out there. Why not a sovereign debt sell-off in Japan?   Why not the United States? When will it become necessary for these countries to become deadly serious about fixing their balance sheets?   The answer is unknowable and for that reason calling stock market direction, now and for at least the next few years, is extremely difficult. On the positive side, as we've stated before, companies have generally tolerated the downturn well and their balance sheets and cost structures are in a good position to capture earnings growth should demand materialize. Valuations look attractive to us (in a vacuum) and consensus is at least cautious and perhaps bearish. We will look to buy or add when fear levels are high and sell or trim when overly positive expectations become discounted.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors International Growth Fund.

PORTFOLIO HIGHLIGHTS
International Growth Fund

ALL DATA IS AS OF JUNE 30, 2010 (UNAUDITED)

Asset Allocation

Stocks	93.90%
Consumer Discretionary	17.59%
Consumer Staples	16.34%
Financials	12.06%
Information Technology	12.02%
Industrials	11.80%
Energy	7.19%
Telecommunication Services	6.54%
Materials	5.41%
Health Care	3.42%
Utilities	1.53%
Cash and Cash Equivalents and Warrants	6.10%

Lipper Rankings

Category: Lipper International Large-Cap Growth Funds	Rank	Percentile
1 Year	145/196	74
3 Year	54/161	34
5 Year	38/119	32
10 Year	46/65	70

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

Europe	50.61%
United Kingdom	19.04%
Germany	10.52%
France	6.02%
Switzerland	4.96%
Other Europe	10.07%
Pacific Basin	36.41%
Japan	14.00%
Australia	7.06%
China	6.77%
Hong Kong	4.81%
Other Pacific Basin	3.77%
North America	4.80%
South America	2.09%
Cash and Cash Equivalents	6.09%

Top 10 Equity Holdings

Company	Country	Sector	Industry
British American Tobacco plc	United Kingdom	Consumer Staples	Tobacco
DaimlerChrysler AG, Registered Shares	Germany	Consumer Discretionary	Automobile Manufacturers
Telstra Corporation Limited	Australia	Telecommunication Services	Integrated Telecommunication Services
Nestle S.A., Registered Shares	Switzerland	Consumer Staples	Packaged Foods & Meats
Foster's Group Limited	Australia	Consumer Staples	Brewers
VINCI	France	Industrials	Construction & Engineering
InBev NV	Belgium	Consumer Staples	Brewers
Honda Motor Co., Ltd.	Japan	Consumer Discretionary	Automobile Manufacturers
Tokyo Electron Limited	Japan	Information Technology	Semiconductor Equipment
Pinault-Printemps-Redoute S.A.	France	Consumer Discretionary	Department Stores
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
International Growth Fund

(UNAUDITED)

International Growth Fund, Class A Shares(1)	$7,965
MSCI EAFE Growth Index	$8,499
Lipper International Large-Cap Growth Funds Universe Average	$10,286

	INTERNATIONAL GROWTH FUND, CLASS A SHARES	MSCI EAFE GROWTH INDEX	LIPPER INTERNATIONAL LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE
6/30/00	9,425	10,000	10,000
6/30/01	6,716	6,670	7,506
6/30/02	5,725	6,039	6,824
6/30/03	5,139	5,555	6,368
6/30/04	6,099	7,023	8,073
6/30/05	6,639	7,821	9,155
6/30/06	8,481	9,853	11,554
6/30/07	10,658	12,345	14,629
6/30/08	10,482	11,797	13,898
6/30/09	7,441	7,826	9,398
6/30/10	7,965	8,499	10,286

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-10	0.89%	1.81%	5.97%	7.49%
5-year period ended 6-30-10	2.49%	2.28%	2.68%	4.14%
10-year period ended 6-30-10	-2.25%	-2.91%	-2.64%	-1.22%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
International Growth Fund

(UNAUDITED)

For the Six Months Ended June 30, 2010	Beginning Account Value 12-31-09	Ending Account Value 6-30-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$892.30	1.51%	$7.10
Class B	$1,000	$886.50	2.73%	$12.73
Class C	$1,000	$887.20	2.50%	$11.70
Class Y	$1,000	$893.50	1.06%	$5.02
Based on 5% Return(2)
Class A	$1,000	$1,017.29	1.51%	$7.56
Class B	$1,000	$1,011.27	2.73%	$13.58
Class C	$1,000	$1,012.42	2.50%	$12.48
Class Y	$1,000	$1,019.54	1.06%	$5.35

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
International Growth Fund (in thousands)

JUNE 30, 2010

COMMON STOCKS	Shares	Value
Australia - 7.06%
BHP Billiton plc (A)	224	$6,979
Foster's Group Limited (A)	2,323	11,005
Orica Limited (A)	234	4,924
Telstra Corporation Limited (A)	4,148	11,305
		34,213
Belgium - 2.12%
InBev NV (A)	213	10,264

Brazil - 2.09%
Banco Santander (Brasil) S.A., Units (A)(B)	397	4,086
BM&FBOVESPA S.A. - Bolsa de Valores, Mercadorias eFuturos (A)	929	6,021
		10,107
Canada - 1.17%
Canadian Natural Resources Limited (A)	171	5,668

China - 6.77%
China Construction Bank Corporation (A)	8,586	6,912
China Life Insurance Company Limited, ADR	140	9,097
Sino-Forest Corporation, Class A (A)(C)	292	4,147
Tingyi Holding Corp. (A)	2,302	5,644
Wynn Macau, Limited (A)(C)	4,304	7,018
		32,818
France - 6.02%
Cap Gemini S.A. (A)	86	3,762
Pinault-Printemps-Redoute S.A. (A)	78	9,661
Technip-Coflexip (A)	84	4,796
VINCI (A)	264	10,967
		29,186
Germany - 8.64%
adidas AG (A)	116	5,635
Bayer Aktiengesellschaft (A)	99	5,515
DaimlerChrysler AG, Registered Shares (A)	244	12,328
Deutsche Boerse AG (A)	101	6,140
QIAGEN N.V. (A)(C)	257	4,973
SAP Aktiengesellschaft (A)	164	7,272
		41,863
Hong Kong - 4.80%
Cheung Kong (Holdings) Limited (A)	650	7,502
Henderson Land Development Company Limited (A)	1,299	7,608
Yue Yuen Industrial (Holdings) Limited (A)	2,635	8,177
		23,287
India - 2.48%
Genpact Limited (C)	164	2,544
Hero Honda Motors Limited (A)(C)	217	9,500
		12,044
Italy - 1.40%
Saipem S.p.A. (A)	223	6,782

Japan - 14.00%
Bridgestone Corporation (A)	526	8,322
FANUC LTD (A)	24	2,676
Honda Motor Co., Ltd. (A)	333	9,776
JGC Corporation (A)	485	7,359
KONAMI CORPORATION (A)	390	6,015
Mitsubishi Corporation (A)	388	8,031
Mitsubishi Electric Corporation (A)	932	7,274
Nissin Kogyo Co., Ltd. (A)	430	6,285
Tokyo Electron Limited (A)	181	9,756
YAMADA-DENKI Co., Ltd. (A)	36	2,346
		67,840
Mexico - 1.32%
Grupo Modelo, S.A.B. de C.V., Series C (A)	1,292	6,392

Netherlands - 2.04%
ASML Holding N.V., Ordinary Shares (A)	131	3,606
Koninklijke KPN N.V. (A)	492	6,265
		9,871
Norway - 0.93%
Seadrill Limited (A)	249	4,499

Spain - 2.45%
Tecnicas Reunidas, S.A. (A)	142	6,468
Telefonica, S.A. (A)	292	5,413
		11,881
Sweden - 1.13%
ASSA ABLOY AB, Class B (A)	275	5,488

Switzerland - 4.96%
Credit Suisse Group, Registered Shares (A)	55	2,069
Nestle S.A., Registered Shares (A)	231	11,119
Swatch Group Ltd (The), Bearer Shares (A)	5	1,323
TEMENOS Group AG (A)(C)	397	9,554
		24,065
Taiwan - 1.29%
High Tech Computer Corp. (A)	471	6,255

United Kingdom - 19.04%
British American Tobacco plc (A)	407	12,916
Capita Group plc (The) (A)	682	7,517
Diageo plc (A)	567	8,907
GlaxoSmithKline plc (A)	144	2,453
IG Group Holdings plc (A)(B)	797	4,981
Informa plc (A)	933	4,929
International Power plc (A)	1,661	7,418
Prudential plc (A)	1,191	8,980
Reckitt Benckiser Group plc (A)	155	7,218
Serco Group plc (A)	904	7,897
tesco plc (A)	1,033	5,825
Vodafone Group plc (A)	4,213	8,681
Xstrata plc (A)	350	4,587
		92,309
United States - 2.31%
QUALCOMM Incorporated	139	4,572
Schlumberger Limited	120	6,624
		11,196

TOTAL COMMON STOCKS - 92.02%		$446,028
(Cost: $446,756)

PREFERRED STOCKS - 1.88%
Germany
Fresenius AG (A)	138	$9,100
(Cost: $5,537)

WARRANTS - 0.01%
Hong Kong
Henderson Land Development Company Limited, Warrants	294	$50
(Cost: $-)

SHORT-TERM SECURITIES	Principal
Commercial Paper (D) - 5.43%
American Honda Finance Corp.,
0.170%, 7-26-10	$5,000	$4,999
Campbell Soup Co.,
0.000%, 7-1-10	4,321	4,321
General Mills, Inc.,
0.270%, 7-8-10	4,000	4,000
Hewlett-Packard Company,
0.160%, 7-22-10	5,000	5,000
ITT Corporation,
0.000%, 7-1-10	3,000	3,000
Roche Holdings, Inc.,
0.140%, 7-19-10	5,000	4,999
		26,319
Master Note - 0.02%
Toyota Motor Credit Corporation,
0.228%, 7-1-10 (E)	113	113

TOTAL SHORT-TERM SECURITIES - 5.45%		$26,432
(Cost: $26,432)

TOTAL INVESTMENT SECURITIES - 99.36%		$481,610
(Cost: $478,725)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.64%		3,085

NET ASSETS - 100.00%		$484,695

Notes to Schedule of Investments

The following total return swaps were outstanding at June 30, 2010:

Counterparty	Notional Amount	Underlying Security	Termination Date	Financing Fee#	Unrealized Depreciation
UBS AG, London	4,140	Sany Heavy Industries Co., Ltd.	4/21/2011	USD LIBOR + 0.700%	$(433)
UBS AG, London	2,069	Sany Heavy Industries Co., Ltd.	4/25/2011	USD LIBOR + 0.700%	(220)
UBS AG, London	2,026	Sany Heavy Industries Co., Ltd.	4/26/2011	USD LIBOR + 0.700%	(204)
					$(857)

# The Fund pays the financing fee multiplied by the notional amount each quarter. On the termination date of the swap contracts, the Fund will pay/receive the return of the underlying security.

The following forward foreign currency contracts were outstanding at June 30, 2010:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	Euro	Goldman Sachs International	33,550	8-10-10	$1,783	$ ––
Sell	Japanese Yen	Citibank, N.A.	5,195,000	12-20-10	––	751
					$1,783	$751

(A)Listed on an exchange outside the United States.

(B) Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. At June 30, 2010, the total value of these securities amounted to $9,067 or 1.87% of net assets.

(C)No dividends were paid during the preceding 12 months.

(D)Rate shown is the yield to maturity at June 30, 2010.

(E) Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010. Date shown represents the date the variable rate resets.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

Market Sector Diversification
(as a % of net assets)
Consumer Discretionary	17.59%
Consumer Staples	16.34%
Financials	12.07%
Information Technology	12.02%
Industrials	11.80%
Energy	7.19%
Telecommunication Services	6.54%
Materials	5.41%
Health Care	3.42%
Utilities	1.53%
Other+	6.09%
+Includes cash and cash equivalents and other assets and liabilities

Industry and geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
New Concepts Fund

(UNAUDITED)

Below, Kimberly A. Scott, CFA, portfolio manager of the Waddell & Reed Advisors New Concepts Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2010. She has managed the Fund for nine years and has 23 years of industry experience.

Kimberly A. Scott

Fiscal year Performance

For the 12 Months Ended June 30, 2010
New Concepts Fund (Class A shares at net asset value)	26.22%
Benchmark(s) and/or Lipper Category
Russell Mid-Cap Growth Index	21.30%
(reflects the performance of securities that represent the mid-cap sector of the stock market)
Lipper Mid-Cap Growth Funds Universe Average	20.62%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Strong sectors, strong returns

The 12 months ended June 30, 2010, were volatile but largely positive ones for New Concepts Fund. The mid-cap growth sector had a fairly strong absolute return during the period, although market momentum slowed perceptibly in the final quarter of the Fund's fiscal year. The stocks of medium- and small-size companies that are generally more exposed to economic stresses and credit market concerns rebounded strongly on the promise of improving economic prospects and healing credit markets.

The Fund nicely outperformed its benchmark index and its Lipper peer group (before sales charges) due to the Fund's overweight exposure to the front end of the economy on the conviction that it and the profit cycle was on the cusp of recovery. As such, the Fund has an overweight exposure to the consumer discretionary, energy and financials sectors. The consumer discretionary and financials exposures made the most meaningful contributions to the Fund's relative performance. An underweight in utilities also helped, in both absolute and relative terms. The sector exposures that underperformed the benchmark were in the Fund's health care and energy names. Both groups contributed to absolute performance but detracted in relative terms.

Changes to the Fund's holdings included moving to an overweight position in the industrials sector. We moved out of some positions in the consumer discretionary and information technology sectors as we reached some valuation and price targets given the outsized performance in those groups.

We were encouraged by a number of economic data points, both domestic and international, as we moved into the second quarter. This led us to focus the Fund's investments on the front end of the economy to take advantage of an anticipated turn in economic and market conditions. As such, the Fund had an overweight exposure to the consumer discretionary, information technology and energy sectors early in its fiscal year. We also increased the Fund's exposure to the materials sector to try to take advantage of an improving economy in both the United States and emerging markets. These were very important moves that positively impacted the Fund's return in the second half of 2009, as we were correct in our assessment that the economy and the stock markets were on the cusp of a turn for the better.

Self-sustaining recovery forecasted

We continue to be constructive in our outlook for the domestic and global economies, but recognize that the U.S. stock market has regained considerable ground in the last 12 months, albeit not as dramatically in the final quarter of the Fund's fiscal year, and valuations appear less compelling, though still reasonable, across the market than last spring and early summer. In addition, government policies and the specter of higher taxes and higher interest rates cause concern and command greater attention as the valuation on the equity market increases. Nonetheless, we continue to see areas of investment opportunity in mid-cap equities, particularly those of companies more significantly exposed to the back end of the economy, such as in the industrials, energy and possibly the materials sectors.

We think the market is transitioning from a macroeconomic-event-driven recovery to a sustainable growth focus in which investors will need to identify specific companies that have superior growth and profitability prospects across the economic cycle. We are examining valuation and organic growth opportunities carefully across all sectors as we seek new investments.

We firmly believe that economic health is being restored worldwide, and that economies around the globe stand a very good chance of a successful shift from government stimulus-led recoveries to self-sustaining recoveries. We expect economic growth to be secularly slower in many parts of the world, including the United States, but that growth is likely to be more productive and more profitable than in the recent past.

Looking forward

We see a continued rebound in the global economy based on the ongoing effects of stimulus programs worldwide and an evolution to self-sustaining economic growth. The interest rate environment is still stimulative. However, we believe the course of interest rates and government policy and regulation are two areas to watch as sources of negative pressure on the markets. We also anticipate that the U.S. equity market will transition to a fundamentally focused "stock-picker's" market from the macroeconomic focus of the past two years. Current profitability profiles and demographic trends favor U.S. companies. Finally, we think domestic mid-cap growth companies can be superior investments in this environment, as they tend to be innovative leaders that take share in the broad and diverse U.S. economy, and they usually have significant exposure to vibrant global markets.

We will continue to overweight industrials in an attempt to take advantage of any economic recovery that is rolling from the front end of the economy to the back end. We will concentrate less on sector calls and more on stock-specific investments as the market transitions to one that we believe rewards the stocks of companies with sustainable and innovative growth opportunities across the economic cycle.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors New Concepts Fund.

PORTFOLIO HIGHLIGHTS
New Concepts Fund

ALL DATA IS AS OF JUNE 30, 2010 (UNAUDITED)

Asset Allocation

Stocks	98.20%
Information Technology	21.54%
Consumer Discretionary	20.88%
Industrials	18.62%
Financials	12.69%
Health Care	8.74%
Energy	6.91%
Consumer Staples	6.80%
Materials	2.02%
Cash and Cash Equivalents	1.80%

Lipper Rankings

Category: Lipper Mid-Cap Growth Funds	Rank	Percentile
1 Year	48/412	12
3 Year	6/365	2
5 Year	20/313	7
10 Year	45/173	26

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Whole Foods Market, Inc.	Consumer Staples
Fastenal Company	Industrials
Microchip Technology Incorporated	Information Technology
NetApp, Inc.	Information Technology
Allergan, Inc.	Health Care
Paychex, Inc.	Information Technology
Hospira, Inc.	Health Care
CB Richard Ellis Group, Inc., Class A	Financials
Signature Bank	Financials
Meredith Corporation	Consumer Discretionary
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
New Concepts Fund

(UNAUDITED)

New Concepts Fund, Class A Shares(1)	$14,017
Russell Mid-Cap Growth Index	$13,876
Lipper Mid-Cap Growth Funds Universe Average	$12,834

	NEW CONCEPTS FUND, CLASS A SHARES	RUSSELL MID-CAP GROWTH INDEX	LIPPER MID-CAP GROWTH FUNDS UNIVERSE AVERAGE
3/31/01	9,425	10,000	10,000
6/30/01	10,482	11,613	11,275
6/30/02	7,721	8,550	8,910
6/30/03	8,070	9,181	8,989
6/30/04	10,042	11,691	11,118
6/30/05	10,980	12,961	12,080
6/30/06	12,556	14,653	13,736
6/30/07	14,757	17,547	16,374
6/30/08	13,288	16,418	15,487
6/30/09	11,105	11,440	10,640
6/30/10	14,017	13,876	12,834

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-10	18.96%	20.88%	25.17%	26.77%
5-year period ended 6-30-10	3.77%	3.71%	4.03%	5.46%
10-year period ended 6-30-10	0.32%	-0.25%	-0.12%	1.38%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
New Concepts Fund

(UNAUDITED)

For the Six Months Ended June 30, 2010	Beginning Account Value 12-31-09	Ending Account Value 6-30-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$996.60	1.46%	$7.19
Class B	$1,000	$990.70	2.55%	$12.54
Class C	$1,000	$993.50	2.42%	$11.96
Class Y	$1,000	$998.90	1.04%	$5.10
Based on 5% Return(2)
Class A	$1,000	$1,017.57	1.46%	$7.26
Class B	$1,000	$1,012.17	2.55%	$12.68
Class C	$1,000	$1,012.78	2.42%	$12.08
Class Y	$1,000	$1,019.65	1.04%	$5.15

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
New Concepts Fund (in thousands)

JUNE 30, 2010

COMMON STOCKS	Shares	Value
Air Freight & Logistics - 3.78%
C.H. Robinson Worldwide, Inc.	340	$18,936
Expeditors International of Washington, Inc.	636	21,947
		40,883
Apparel Retail - 3.77%
J. Crew Group, Inc. (A)	542	19,953
Urban Outfitters, Inc. (A)	606	20,840
		40,793
Apparel, Accessories & Luxury Goods - 2.91%
Columbia Sportswear Company	231	10,781
lululemon athletica inc. (A)	555	20,661
		31,442
Application Software - 5.53%
salesforce.com, inc. (A)	244	20,966
Solera Holdings, Inc.	657	23,784
SuccessFactors, Inc. (A)	722	15,010
		59,760
Auto Parts & Equipment - 2.60%
BorgWarner Inc. (A)	622	23,225
Gentex Corporation	273	4,909
		28,134
Broadcasting - 0.73%
CBS Corporation, Class B	613	7,926

Computer Storage & Peripherals - 3.71%
NetApp, Inc. (A)	810	30,217
QLogic Corporation (A)	595	9,889
		40,106
Construction & Engineering - 1.20%
Quanta Services, Inc. (A)	629	12,989

Consumer Finance - 2.20%
Discover Financial Services	1,702	23,794

Data Processing & Outsourced Services - 2.47%
Paychex, Inc.	1,028	26,697

Department Stores - 0.99%
Nordstrom, Inc.	331	10,655

Distillers & Vintners - 2.00%
Brown-Forman Corporation, Class B	378	21,615

Electrical Components & Equipment - 2.29%
Cooper Industries, Ltd., Class A	262	11,524
Roper Industries, Inc.	237	13,262
		24,786
Environmental & Facilities Services - 1.59%
Stericycle, Inc. (A)	262	17,182

Food Retail - 3.73%
Whole Foods Market, Inc. (A)	1,120	40,342

Health Care Distributors - 1.76%
Henry Schein, Inc. (A)	348	19,083

Health Care Equipment - 3.43%
Hospira, Inc. (A)	454	26,082
Intuitive Surgical, Inc. (A)	35	11,047
		37,129
Health Care Technology - 1.02%
Cerner Corporation (A)	145	11,004

Homefurnishing Retail - 0.88%
Williams-Sonoma, Inc.	385	9,556

Hotels, Resorts & Cruise Lines - 2.26%
Royal Caribbean Cruises Ltd. (A)	421	9,586
Starwood Hotels & Resorts Worldwide, Inc.	358	14,832
		24,418
Human Resource & Employment Services - 1.08%
Manpower Inc.	270	11,659

Industrial Machinery - 4.30%
Donaldson Company, Inc.	315	13,435
IDEX Corporation	717	20,489
Kaydon Corporation	385	12,651
		46,575
Insurance Brokers - 1.39%
Arthur J. Gallagher & Co.	616	15,018

Internet Software & Services - 1.40%
DealerTrack Holdings, Inc. (A)	922	15,167

Investment Banking & Brokerage - 2.16%
Chicago Board Options Exchange, Incorporated (A)	188	6,132
Greenhill & Co., Inc.	281	17,178
		23,310
Oil & Gas Drilling - 1.02%
Patterson-UTI Energy, Inc.	861	11,081

Oil & Gas Equipment & Services - 1.93%
Dresser-Rand Group Inc. (A)	661	20,855

Oil & Gas Exploration & Production - 3.96%
Continental Resources, Inc. (A)	143	6,381
Noble Energy, Inc.	316	19,052
Ultra Petroleum Corp. (A)	393	17,390
		42,823
Paper Packaging - 1.04%
Sonoco Products Company	369	11,232

Personal Products - 1.07%
Mead Johnson Nutrition Company	231	11,578

Pharmaceuticals - 2.53%
Allergan, Inc.	469	27,324

Publishing - 2.22%
Meredith Corporation	770	23,970

Real Estate Management & Development - 2.36%
CB Richard Ellis Group, Inc., Class A (A)	1,878	25,558

Regional Banks - 3.32%
Signature Bank (A)	640	24,326
TCF Financial Corporation	697	11,577
		35,903
Restaurants - 2.58%
Chipotle Mexican Grill, Inc., Class A (A)	148	20,248
P.F. Chang's China Bistro, Inc.	193	7,652
		27,900
Semiconductor Equipment - 1.36%
Lam Research Corporation (A)	386	14,691

Semiconductors - 5.92%
Linear Technology Corporation	632	17,576
Microchip Technology Incorporated	1,273	35,317
Semtech Corporation (A)	674	11,033
		63,926
Specialized Finance - 1.26%
CME Group Inc.	48	13,599

Specialty Chemicals - 0.98%
RPM International Inc.	593	10,579

Specialty Stores - 1.94%
PetSmart, Inc.	695	20,968

Systems Software - 1.15%
ArcSight, Inc. (A)	555	12,426

Trading Companies & Distributors - 3.35%
Fastenal Company	721	36,177

Trucking - 1.03%
Knight Transportation, Inc.	548	11,092

TOTAL COMMON STOCKS - 98.20%		$1,061,705
(Cost: $879,835)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) - 1.54%
Bemis Company, Inc.,
0.000%, 7-1-10	$1,831	1,831
McCormick & Co. Inc.,
0.000%, 7-1-10	6,121	6,121
Roche Holdings, Inc.,
0.140%, 7-19-10	5,000	5,000
United Parcel Service, Inc.,
0.000%, 7-1-10	3,721	3,721
		16,673
Master Note - 0.20%
Toyota Motor Credit Corporation,
0.228%, 7-1-10 (C)	2,184	2,184

TOTAL SHORT-TERM SECURITIES - 1.74%		$18,857
(Cost: $18,857)

TOTAL INVESTMENT SECURITIES - 99.94%		$1,080,562
(Cost: $898,692)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.06%		657

NET ASSETS - 100.00%		$1,081,219

Notes to Schedule of Investments
(A)No dividends were paid during the preceding 12 months.

(B) Rate shown is the yield to maturity at June 30, 2010.

(C)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010. Date shown represents the date that the variable rate resets.

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Science and Technology Fund

(UNAUDITED)

Below, Zachary H. Shafran, portfolio manager of the Waddell & Reed Advisors Science and Technology Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2010. He has managed the Fund for nine years and has 22 years of industry experience.

Zachary H. Shafran

Fiscal year Performance

For the 12 Months Ended June 30, 2010
Science and Technology Fund (Class A shares at net asset value)	10.79%
Benchmark(s) and/or Lipper Category
S&P North American Technology Sector Index	15.84%
(generally reflects the performance of U.S. science and technology stocks)
Lipper Science & Technology Funds Universe Average	17.82%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Conservative posture, tech rally slows

Although the Fund produced a very solid return, results trailed those of its benchmark index and peer group. Several factors drove this relative underperformance. The Fund was conservatively positioned throughout much of the year, due to both our investment selections as well as our cash level, which was a little higher than normal at the start of the Fund's fiscal year. We also underestimated the very aggressive response so many companies took in reducing costs and expenses, particularly semiconductor companies. Our bias toward high-quality companies also worked against us, as lower-quality securities fueled much of the 2009 rally.

After a very strong run in 2009, the information technology sector lagged the broader market slightly during the first half of 2010; the Fund's underweight position relative to its benchmark index proved advantageous in that environment. Capacity seems tight for many technology products, and concerns about demand persist. This is particularly pronounced in developed economies that continue to struggle, including the United States and Europe. Demand in developing economies, however, remains strong. Our management of the Fund was also impacted by our concern over the effects of the removal of government stimulus as economic recovery continues and softer demand after Chinese New Year. Expectations are that corporate information technology spending will increase, although probably not until the latter half of 2010.

Uncertainty in health care

Due to the broader view that we employ in seeking to identify what we feel are promising investment opportunities, we were affected by several other factors. Until quite late in calendar year 2009, health care stocks underperformed, in some cases quite significantly. This was largely due to concerns about health care reform, which waned as it became increasingly clear that any legislation, were it to be enacted in the near-term, would likely be much less onerous than initially feared. Interestingly, when the much-wrangled legislation was signed into law in March, health care stocks reacted generally positively, which benefited Fund holdings. Some concerns remain regarding the potential for a more difficult and complicated regulatory environment; in our view, the health care reform is more of an expansion of existing law than true reform. Over time, we think the new legislation will help many firms in this space.

As we mentioned earlier, and something we have been focused on for several years, we significantly increased our exposure to biotechnology names. We did so earlier in the year due to a number of clinical developments and increased our exposure yet again later in the year as the market made some previously overvalued stocks outright cheap in our view.

Another notable change to the Fund involved increasing its exposure to alternative energy. Previously we had shied away from the solar space due to concerns about funding and cost competition issues surrounding traditional sources of energy. We began to think those concerns were overdone, and we identified and pursued several attractive opportunities. Solar installs in China and India have started to increase, so we're watching that closely.

It is also worth noting that, with respect to geographical exposure, the Fund is currently more globally diversified than it was last year, as we have expanded our reach into Asia Pacific and South America.

Seeking companies with staying power

Our strategy continues unchanged moving forward. We are adhering to our long-held approach and methodology in seeking to identify what we feel are compelling investment opportunities around the globe that meet our investment criteria. We do this by applying a largely bottom-up, fundamentally driven research process with an overarching top-down perspective. We are looking to sectors that we think will be relatively better prepared to weather a difficult economic environment, and to companies that appear to be more attractively valued and whose businesses we believe are stable and are largely self sufficient when it comes to the need for capital.

As for our global outlook, we remain mostly optimistic, despite some lingering concerns about the financial state of affairs in several pockets of the world. We're also concerned about potential geopolitical disruptions, most specifically the threat of terrorism in whatever form or forms it may materialize. We believe that the tremendous opportunities in science and technology remain as promising as we have seen them in several years, and we look forward to the ongoing innovation and discovery that characterize these two dynamic areas.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Science and Technology Fund.

PORTFOLIO HIGHLIGHTS
Science and Technology Fund

ALL DATA IS AS OF JUNE 30, 2010 (UNAUDITED)

Asset Allocation

Stocks	98.72%
Information Technology	64.35%
Health Care	13.15%
Industrials	9.03%
Consumer Staples	6.41%
Telecommunication Services	3.10%
Materials	1.37%
Financials	1.31%
Bonds	0.58%
Corporate Debt Securities	0.58%
Cash and Cash Equivalents	0.70%

Lipper Rankings

Category: Lipper Science & Technology Funds	Rank	Percentile
1 Year	109/132	82
3 Year	27/129	21
5 Year	24/114	21
10 Year	4/72	6

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	78.84%
United States	77.46%
Other North America	1.38%
Pacific Basin	9.69%
Europe	3.99%
South America	3.64%
Brazil	3.64%
Bahamas/Caribbean	3.14%
Cash and Cash Equivalents	0.70%

Top 10 Equity Holdings

Company	Sector	Industry
Alliance Data Systems Corporation	Information Technology	Data Processing & Outsourced Services
Cree, Inc.	Information Technology	Semiconductors
Aspen Technology, Inc.	Information Technology	Application Software
Microsoft Corporation	Information Technology	Systems Software
Apple Inc.	Information Technology	Computer Hardware
ACI Worldwide, Inc.	Information Technology	Application Software
Genzyme Corporation	Health Care	Biotechnology
Lawson Software, Inc.	Information Technology	Application Software
Archer Daniels Midland Company	Consumer Staples	Agricultural Products
Vertex Pharmaceuticals Incorporated	Health Care	Biotechnology
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Science and Technology Fund

(UNAUDITED)

Science and Technology Fund, Class A Shares(1)	$12,386
S&P North American Technology Sector Index	$7,293
Lipper Science & Technology Funds Universe Average	$6,928

	SCIENCE & TECHNOLOGY FUND, CLASS A SHARES	S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX	LIPPER SCIENCE & TECHNOLOGY FUNDS UNIVERSE AVERAGE
12/31/00	9,425	10,000	10,000
6/30/01	8,016	8,306	7,891
6/30/02	6,433	4,786	4,547
6/30/03	6,486	5,198	4,959
6/30/04	8,381	6,627	6,324
6/30/05	9,518	6,274	6,229
6/30/06	10,771	6,548	6,767
6/30/07	13,078	8,311	8,138
6/30/08	13,319	7,733	7,327
6/30/09	11,179	6,296	5,880
6/30/10	12,386	7,293	6,928

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-10	4.42%	5.64%	9.74%	11.19%
5-year period ended 6-30-10	4.17%	4.11%	4.27%	5.76%
10-year period ended 6-30-10	0.86%	0.20%	0.23%	1.83%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Science and Technology Fund

(UNAUDITED)

For the Six Months Ended June 30, 2010	Beginning Account Value 12-31-09	Ending Account Value 6-30-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$905.80	1.37%	$6.48
Class B	$1,000	$901.00	2.50%	$11.79
Class C	$1,000	$901.50	2.38%	$11.22
Class Y	$1,000	$907.10	1.03%	$4.86
Based on 5% Return(2)
Class A	$1,000	$1,017.99	1.37%	$6.86
Class B	$1,000	$1,012.40	2.50%	$12.48
Class C	$1,000	$1,012.97	2.38%	$11.88
Class Y	$1,000	$1,019.69	1.03%	$5.15

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Science and Technology Fund (in thousands)

JUNE 30, 2010

COMMON STOCKS	Shares	Value
Agricultural Products - 6.41%
Archer Daniels Midland Company	2,536	$65,485
Bunge Limited	1,277	62,803
		128,288
Application Software - 12.11%
ACI Worldwide, Inc. (A)(B)	3,855	75,057
Aspen Technology, Inc. (A)(B)	9,128	99,398
Lawson Software, Inc. (A)(B)	9,315	68,001
		242,456
Biotechnology - 10.04%
Amgen Inc. (A)	1,029	54,141
Genzyme Corporation (A)	1,404	71,287
Isis Pharmaceuticals, Inc. (A)	1,150	11,008
Vertex Pharmaceuticals Incorporated (A)	1,958	64,405
		200,841
Communications Equipment - 2.10%
Alcatel, ADR	6,519	16,557
Research In Motion Limited (A)	519	25,586
		42,143
Computer Hardware - 5.83%
Apple Inc. (A)	352	88,614
High Tech Computer Corp. (C)	2,113	28,056
		116,670
Data Processing & Outsourced Services - 10.59%
Alliance Data Systems Corporation (A)	1,756	104,490
Euronet Worldwide, Inc. (A)(B)	2,678	34,246
Tivit Terceirizacao de Technologia e Servicos (C)(D)	2,173	21,790
Tivit Terceirizacao de Technologia e Servicos (C)	1,070	10,730
VeriFone Holdings, Inc. (A)	1,514	28,658
WNS (Holdings) Limited, ADR (A)	1,037	12,178
		212,092
Diversified Chemicals - 1.37%
FMC Corporation	478	27,452

Diversified Support Services - 1.19%
EnerNOC, Inc. (A)	756	23,759

Electrical Components & Equipment - 4.11%
First Solar, Inc. (A)	359	40,876
POWER-ONE, INC. (A)(B)	6,152	41,525
		82,401
Electronic Equipment & Instruments - 2.96%
IPG Photonics Corporation (A)	605	9,208
Itron, Inc. (A)	811	50,155
		59,363
Health Care Distributors - 0.32%
Animal Health International, Inc. (A)(B)	2,588	6,418

Health Care Facilities - 1.83%
HealthSouth Corporation (A)	1,961	36,687

Health Care Services - 0.70%
Fleury S.A. (A)(C)(D)	948	10,459
Fleury S.A. (A)(C)	331	3,652
		14,111
Health Care Technology - 0.26%
Cerner Corporation (A)	69	5,221

Home Entertainment Software - 3.60%
Activision Blizzard, Inc.	957	10,034
Nintendo Co., Ltd. (C)	212	62,127
		72,161
Industrial Machinery - 3.39%
ESCO Technologies Inc. (B)	1,873	48,228
Pentair, Inc.	611	19,671
		67,899
Integrated Telecommunication Services - 0.81%
CenturyTel, Inc.	486	16,199

Internet Software & Services - 1.91%
Google Inc., Class A (A)	11	4,761
SAVVIS, Inc. (A)	2,270	33,483
		38,244
IT Consulting & Other Services - 2.58%
Telvent GIT, S.A. (A)(B)	3,094	51,664

Life & Health Insurance - 1.31%
Amil Participacoes S.A. (C)	3,224	26,168

Research & Consulting Services - 0.23%
Mistras Group, Inc. (A)	438	4,695

Semiconductor Equipment - 1.13%
MEMC Electronic Materials, Inc. (A)	1,097	10,836
Photronics, Inc. (A)	2,590	11,707
		22,543
Semiconductors - 17.19%
Canadian Solar Inc. (A)	218	2,132
Cree, Inc. (A)	1,719	103,221
Inotera Memories, Inc. (C)	51,478	28,527
Micron Technology, Inc. (A)	7,042	59,788
PMC-Sierra, Inc. (A)	4,059	30,521
Samsung Electronics Co., Ltd. (C)	101	63,161
Texas Instruments Incorporated	2,432	56,612
		343,962
Systems Software - 4.46%
Microsoft Corporation	3,883	89,343

Wireless Telecommunication Service - 2.29%
Sprint Nextel Corporation (A)	10,817	45,862

TOTAL COMMON STOCKS - 98.72%		$1,976,642
(Cost: $1,958,184)

CORPORATE DEBT SECURITIES - 0.58%	Principal
IT Consulting & Other Services
Telvent GIT, S.A., Convertible,
5.500%, 4-15-15 (B)(D)	$13,000	$11,570
(Cost: $13,000)

SHORT-TERM SECURITIES
Commercial Paper (E) - 0.52%
Bemis Company, Inc.,
0.000%, 7-1-10	1,467	1,467
Citigroup Funding Inc.,
0.300%, 7-27-10	2,000	2,000
Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.):
0.370%, 7-21-10	3,000	2,999
0.350%, 7-26-10	4,000	3,999
		10,465
Master Note - 0.04%
Toyota Motor Credit Corporation,
0.228%, 7-1-10 (F)	808	808

TOTAL SHORT-TERM SECURITIES - 0.56%		$11,273
(Cost: $11,273)

TOTAL INVESTMENT SECURITIES - 99.86%		$1,999,485
(Cost: $1,982,457)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.14%		2,872

NET ASSETS - 100.00%		$2,002,357

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(C)Listed on an exchange outside the United States.

(D)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. At June 30, 2010, the total value of these securities amounted to $43,819 or 2.19% of net assets.

(E)Rate shown is the yield to maturity at June 30, 2010.

(F)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010. Date shown represents the date that the variable rate resets.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

Country Diversification
(as a % of net assets)
United States	77.46%
Brazil	3.64%
South Korea	3.16%
Spain	3.16%
Bermuda	3.14%
Japan	3.10%
Taiwan	2.82%
Canada	1.38%
France	0.83%
India	0.61%
Other+	0.70%
+Includes cash and cash equivalents and other assets and liabilities

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Small Cap Fund

(UNAUDITED)

Below, Timothy Miller, portfolio manager of the Waddell & Reed Advisors Small Cap Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2010. He assumed portfolio management duties in April 2010, and he has 31 years of industry experience.

Gilbert C. Scott managed the Fund from 2003 through March 31, 2010.

Timothy Miller

Fiscal year Performance

For the 12 Months Ended June 30, 2010
Small Cap Fund (Class A shares at net asset value)	28.19%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	17.93%
(reflects the performance of small company growth stocks)
Lipper Small-Cap Growth Funds Universe Average	19.13%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Sources of strength

The Fund outperformed its benchmark, the Russell 2000 Growth Index, for the year. The Fund benefited from actively increasing ownership in several companies that fell below $10 in price during the end of the correction in 2009. These companies performed very well during the beginning stages of the upturn in 2009 and continued to perform through the fiscal year end. Additionally, due to the severity of the market correction, the Fund was able to purchase franchise companies that were previously out of reach to small-cap investors.

The Fund benefited from strong stock selection in the information technology and industrials sectors, in particular Stratasys Inc., ACI Worldwide, Inc., Portfolio Recovery Associates, Inc. and Kansas City Southern. (We subsequently eliminated the Kansas City Southern position.) The energy sector, which experienced negative volatility toward the end of the fiscal year, was nevertheless a positive absolute and relative contributor for the year. Some of the larger gains were harvested in 2010 before the sharp correction that occurred in the fourth quarter triggered by the Gulf of Mexico oil spill. The health care sector significantly underperformed the overall index for the year, and the Fund benefited from its substantial underweight position in health care stocks. The largest absolute sector move for the full year came from consumer sectors although they were also under pressure in the last quarter due to economic concerns and the stubbornly high rate of unemployment. The Fund matched the performance of the consumer discretionary sector for the year, and lagged the smaller consumer staples sector.

Focusing on quality

We increased our stake in the industrial sector on the belief that some companies would deliver outsized earnings performance based on a more fixed-cost model accompanied by revenue increases. We took advantage of the policy uncertainty in health care to initially increase the weighting in securities without overarching reimbursement concerns and attractive valuations. Toward the end of the fiscal year we reversed that weighting as gains were harvested and one of our holdings, Phase Forward Incorporated, was acquired at a nice premium. We lowered the Fund's weighting in the energy sector to reduce the exposure to a cyclical industry that had dramatically outperformed over the past year. And we gradually increased the technology weighting throughout the year reflecting favorable demand characteristics and the strong financial condition of the sector.

Recovery continues, concerns linger

Provided the advance in the markets, we anticipate continued recovery, but the strength and composition of any recovery will be big factors to the market in the upcoming quarters. Thus far, the recovery has been supported by historic fiscal and monetary measures. The pace at which the economy can become self-sustaining and at what level will be important drivers of the market. An increase in bank lending and employment would be signs of a successful transition. Given the high level of leverage in the system and low inflation, we think the growth rate of this recovery may be more muted than historical ones. We believe profits will continue to be strong as cost cutting should be met with higher revenues that yield better margins.

Given the market's dramatic increase from its March 2009 low, a period of consolidation and/or a correction such as recently experienced should not be surprising. The high-quality factor should continue to play out over the balance of this year due to macro and regulatory uncertainties plaguing the markets. The higher quality small caps are the larger companies with strong market positions, debt-free or low-debt balance sheets and high returns on capital. Overall corporate earnings and cash flow should continue to be healthy but the concern over future revenue growth is justifiable. We believe many of our small-cap-growth companies have strong enough product cycles to get through any near-term economic slowdown, and we will continue to favor those stocks and industries.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Small Cap Fund.

PORTFOLIO HIGHLIGHTS
Small Cap Fund

ALL DATA IS AS OF JUNE 30, 2010 (UNAUDITED)

Asset Allocation

Stocks	98.47%
Information Technology	30.86%
Consumer Discretionary	24.39%
Industrials	15.20%
Health Care	13.01%
Financials	9.30%
Energy	4.03%
Consumer Staples	1.68%
Cash and Cash Equivalents	1.53%

Lipper Rankings

Category: Lipper Small-Cap Growth Funds	Rank	Percentile
1 Year	35/534	7
3 Year	26/469	6
5 Year	66/394	17
10 Year	31/218	15

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Portfolio Recovery Associates, Inc.	Financials
MICROS Systems, Inc.	Information Technology
Capella Education Company	Consumer Discretionary
Stratasys, Inc.	Information Technology
NuVasive, Inc.	Health Care
Zumiez Inc.	Consumer Discretionary
O'Reilly Automotive, Inc.	Consumer Discretionary
Under Armour, Inc., Class A	Consumer Discretionary
Volcano Corporation	Health Care
Graco Inc.	Industrials
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Small Cap Fund

(UNAUDITED)

Small Cap Fund:
Class A Shares(1)(2)	$11,837
Class B Shares(2)	$11,369
Class C Shares(2)	$11,562
Class Y Shares(2)	$13,291
Russell 2000 Growth Index	$8,400
Lipper Small-Cap Growth Funds Universe Average	$9,371

	SMALL CAP FUND, CLASS A SHARES	SMALL CAP FUND, CLASS B SHARES	SMALL CAP FUND, CLASS C SHARES	SMALL CAP FUND, CLASS Y SHARES	RUSSELL 2000 GROWTH INDEX	LIPPER SMALL-CAP GROWTH FUNDS UNIVERSE AVERAGE
6/30/00	9,425	10,000	10,000	10,000	10,000	10,000
6/30/01	8,286	8,703	8,718	8,843	7,668	8,391
6/30/02	6,940	7,210	7,242	7,443	5,756	6,711
6/30/03	7,514	7,724	7,778	8,108	5,797	6,695
6/30/04	9,188	9,355	9,435	9,978	7,625	8,644
6/30/05	10,444	10,529	10,629	11,402	7,951	9,208
6/30/06	11,399	11,384	11,504	12,506	9,107	10,445
6/30/07	12,963	12,828	12,978	14,291	10,639	12,247
6/30/08	11,334	11,110	11,251	12,557	9,483	10,627
6/30/09	9,234	8,951	9,087	10,307	7,123	7,866
6/30/10	11,837	11,369	11,562	13,291	8,400	9,371

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(3)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-10	20.82%	23.02%	27.24%	28.95%
5-year period ended 6-30-10	1.33%	1.41%	1.70%	3.11%
10-year period ended 6-30-10	1.70%	1.29%	1.46%	2.89%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Small Cap Fund

(UNAUDITED)

For the Six Months Ended June 30, 2010	Beginning Account Value 12-31-09	Ending Account Value 6-30-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,043.10	1.58%	$8.07
Class B	$1,000	$1,038.50	2.63%	$13.25
Class C	$1,000	$1,039.50	2.41%	$12.14
Class Y	$1,000	$1,046.70	1.05%	$5.32
Based on 5% Return(2)
Class A	$1,000	$1,016.94	1.58%	$7.97
Class B	$1,000	$1,011.75	2.63%	$13.08
Class C	$1,000	$1,012.86	2.41%	$11.98
Class Y	$1,000	$1,019.61	1.05%	$5.25

* Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Small Cap Fund (in thousands)

JUNE 30, 2010

COMMON STOCKS	Shares	Value
Aerospace & Defense - 2.09%
Ladish Co., Inc. (A)	677	$15,386

Apparel Retail - 3.08%
Zumiez Inc. (A)	1,410	22,713

Apparel, Accessories & Luxury Goods - 3.92%
True Religion Apparel, Inc. (A)	297	6,544
Under Armour, Inc., Class A (A)	674	22,325
		28,869
Application Software - 11.48%
ACI Worldwide, Inc. (A)	969	18,859
FactSet Research Systems, Inc.	238	15,918
SolarWinds, Inc. (A)	352	5,643
Solera Holdings, Inc.	550	19,921
Sonic Solutions (A)	1,121	9,361
SuccessFactors, Inc. (A)	356	7,397
Ultimate Software Group, Inc. (The) (A)	228	7,486
		84,585
Auto Parts & Equipment - 4.68%
Gentex Corporation	881	15,840
LKQ Corporation (A)	966	18,623
		34,463
Automotive Retail - 3.06%
O'Reilly Automotive, Inc. (A)	474	22,539

Casinos & Gaming - 0.90%
Bally Technologies, Inc. (A)	205	6,630

Computer Hardware - 4.25%
Stratasys, Inc. (A)(B)	1,275	31,314

Construction & Farm Machinery & Heavy Trucks - 2.56%
Westinghouse Air Brake Technologies Corporation	473	18,870

Consumer Finance - 0.18%
First Cash Financial Services, Inc. (A)	60	1,315

Education Services - 8.75%
Capella Education Company (A)	387	31,519
K12 Inc. (A)	790	17,527
Strayer Education, Inc.	75	15,529
		64,575
Electrical Components & Equipment - 0.73%
General Cable Corporation (A)	202	5,386

Electronic Components - 2.34%
DTS, Inc. (A)	525	17,273

Electronic Equipment & Instruments - 1.26%
OSI Systems, Inc. (A)	334	9,272

Environmental & Facilities Services - 1.54%
Waste Connections, Inc. (A)	326	11,378

Health Care Equipment - 9.50%
Hologic, Inc. (A)	485	6,762
NuVasive, Inc. (A)	689	24,425
ResMed Inc. (A)	279	16,984
Volcano Corporation (A)	1,001	21,848
		70,019
Health Care Services - 0.81%
Healthways, Inc. (A)	502	5,989

Health Care Supplies - 0.67%
Merit Medical Systems, Inc. (A)	308	4,942

Home Entertainment Software - 0.81%
Rosetta Stone Inc. (A)	260	5,960

Industrial Machinery - 2.83%
Graco Inc.	739	20,831

Internet Software & Services - 1.56%
CyberSource Corporation (A)	450	11,491

Investment Banking & Brokerage - 2.45%
Greenhill & Co., Inc.	295	18,037

Life Sciences Tools & Services - 2.03%
Illumina, Inc. (A)	344	14,983

Oil & Gas Equipment & Services - 4.03%
CARBO Ceramics Inc.	94	6,779
Core Laboratories N.V.	114	16,754
Dril-Quip, Inc. (A)	141	6,190
		29,723
Personal Products - 1.68%
Alberto-Culver Company	457	12,368

Regional Banks - 2.34%
Columbia Banking System, Inc.	413	7,540
SVB Financial Group (A)	235	9,689
		17,229
Research & Consulting Services - 0.91%
CoStar Group, Inc. (A)	173	6,724

Semiconductor Equipment - 0.90%
Teradyne, Inc. (A)	682	6,653

Semiconductors - 3.95%
Cavium Networks, Inc. (A)	255	6,686
Intersil Corporation, Class A Shares	704	8,523
Semtech Corporation (A)	851	13,931
		29,140
Specialized Finance - 4.33%
Portfolio Recovery Associates, Inc. (A)	478	31,946

Systems Software - 4.31%
MICROS Systems, Inc. (A)	996	31,746

Trucking - 4.54%
Knight Transportation, Inc.	899	18,188
Landstar System, Inc.	393	15,315
		33,503

TOTAL COMMON STOCKS - 98.47%		$725,852
(Cost: $623,294)

SHORT-TERM SECURITIES	Principal
Commercial Paper (C) - 1.63%
American Honda Finance Corp.,
0.220%, 7-7-10	$5,000	5,000
Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.),
0.350%, 7-26-10	5,000	4,999
McCormick & Co. Inc.,
0.000%, 7-1-10	2,005	2,005
		12,004
Master Note - 0.39%
Toyota Motor Credit Corporation,
0.228%, 7-1-10 (D)	2,869	2,869

TOTAL SHORT-TERM SECURITIES - 2.02%		$14,873
(Cost: $14,873)

TOTAL INVESTMENT SECURITIES - 100.49%		$740,725
(Cost: $638,167)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.49%)		(3,598)

NET ASSETS - 100.00%		$737,127

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(C)Rate shown is the yield to maturity at June 30, 2010.

(D)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010. Date shown represents the date that the variable rate resets.

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Tax-Managed Equity Fund

(UNAUDITED)

Below, Sarah C. Ross, CFA, portfolio manager of the Waddell & Reed Advisors Tax-Managed Equity Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2010. Ms. Ross has managed the Fund for 18 months and has 14 years of industry experience.

Sarah C. Ross

Fiscal year Performance

For the 12 Months Ended June 30, 2010
Tax-Managed Equity Fund (Class A shares at net asset value)	5.78%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	13.62%
(generally reflects the performance of securities that represent the equity market)
Lipper Large-Cap Growth Funds Universe Average	11.26%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Market recovery dampened by European fears

The 12-month period ended June 30, 2010, started out as a continuation of the market recovery that began in late March of 2009. In the spring of 2009, the market was pricing in investors' worst fears. The housing bubble had burst, leaving millions of homeowners underwater. Consumers and businesses had stopped spending as the global economy appeared on the brink of a potential worldwide recession. Financial institutions were seeing mounting losses and access to capital was dramatically impaired. Aggressive fiscal stimulus helped stabilize the banking system, improve access to capital and shore up consumer and business confidence.

At that time, we felt some of the lowest-quality businesses had the greatest fear priced into their valuations. As sentiment and earnings stabilized throughout 2009 and into 2010, the stock market posted a strong rebound. Low-quality stocks in particular outperformed the rest of the market. Firms with high debt levels, low operating margins and negative free cash flow were in many cases priced to fail and had declined the most during the credit crisis. As the economic backdrop improved, these stocks behaved like coiled springs, posting dramatic rebounds. During the second half of 2009 and through April of 2010 the market continued this upward trajectory as corporate profits continued to improve on aggressive cost cutting.

By the end of April 2010, the Russell 1000 Growth Index had recovered, peak to trough, nearly 80 percent. Investors' fear regarding European sovereign debt and fears of a "double dip" in the global economy pressured stocks in the last few weeks of the fiscal year. High debt levels among many European countries and deteriorating credit quality of governments, such as Greece and Spain, called into question economic recovery. In addition, U.S. private sector employment recovery throughout 2010 has been slower than expected, putting pressure on growth expectations and equity markets. Despite the recent retrenchment, most sectors within the Russell 1000 Growth Index posted positive returns for the 12 month period.

Drivers of strength and weakness

Although Tax-Managed Equity Fund posted positive absolute returns during the period, the Fund underperformed its benchmark, the Russell 1000 Growth Index. Much of this underperformance can be attributed to the Fund's preference for higher-quality firms during a period in which lower-quality companies staged a great rally for 10 months of the 12-month period. The Fund's overweight exposure to consumer discretionary stocks contributed the most to performance in the period. Top contributors in this arena included Wynn Resorts, Limited, The Home Depot, Inc. and Target Corporation. Consumer staples was also a positive contributor both in terms of stock selection and the decision to underweight the group. The largest detractor was the Fund's bias towards higher quality companies, which had the most negative effect in the second half of 2009.

Moderate growth going forward

We expect the economy to continue its recovery in the second half of 2010, but at a measured pace relative to prior recoveries. The gradual unwinding of monetary and fiscal stimulus, increased regulation and the potential for higher taxes relative to pre-crisis levels will likely be a headwind to economic growth. Despite these headwinds we are not expecting a "double dip" but, rather, believe that gross domestic product may grow 1 to 2 percent. Corporate America has high levels of cash on the balance sheet and has partially deferred capital spending, investment and labor force growth. Unemployment may be slow to recover, but we think high levels of productivity indicate some job creation is likely to occur. We believe structurally advantaged businesses with strong margins, balance sheets and sustainable competitive advantages have emerged from the downturn positioned to take market share. We continue to focus on companies that we believe have a sustainable competitive advantage and that appear to be particularly well positioned to maintain margins and take share in the current environment.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Tax-Managed Equity Fund.

PORTFOLIO HIGHLIGHTS
Tax-Managed Equity Fund

ALL DATA IS AS OF JUNE 30, 2010 (UNAUDITED)

Asset Allocation

Stocks	96.29%
Information Technology	32.91%
Consumer Discretionary	18.44%
Health Care	13.90%
Consumer Staples	8.42%
Financials	7.45%
Industrials	7.36%
Energy	5.99%
Materials	1.82%
Cash and Cash Equivalents	3.71%

Lipper Rankings

Category: Lipper Large-Cap Growth Funds	Rank	Percentile
1 Year	811/845	96
3 Year	26/730	4
5 Year	37/615	7
10 Year	24/334	8

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
NetApp, Inc.	Information Technology
Microchip Technology Incorporated	Information Technology
Broadcom Corporation, Class A	Information Technology
Hewlett-Packard Company	Information Technology
Microsoft Corporation	Information Technology
Schlumberger Limited	Energy
Colgate-Palmolive Company	Consumer Staples
Cisco Systems, Inc.	Information Technology
Google Inc., Class A	Information Technology
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Tax-Managed Equity Fund

(UNAUDITED)

Tax-Managed Equity Fund:
Class A Shares(1)(2)	$9,747
Class B Shares(2)	$9,464
Class C Shares(2)	$9,453
Russell 1000 Growth Index	$7,935
Lipper Large-Cap Growth Funds Universe Average	$7,789

	TAX-MANAGED EQUITY FUND, CLASS A SHARES	TAX-MANAGED EQUITY FUND, CLASS B SHARES	TAX-MANAGED EQUITY FUND, CLASS C SHARES	RUSSELL 1000 GROWTH INDEX	LIPPER LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE
12/31/00	9,425	10,000	10,000	10,000	10,000
6/30/01	8,132	8,582	8,591	8,580	8,630
6/30/02	6,519	6,817	6,824	6,307	6,601
6/30/03	6,855	7,111	7,108	6,495	6,542
6/30/04	8,169	8,382	8,381	7,656	7,656
6/30/05	8,641	8,792	8,780	7,785	7,977
6/30/06	9,214	9,296	9,285	8,262	8,514
6/30/07	10,865	10,861	10,831	9,837	9,928
6/30/08	11,518	11,408	11,388	9,250	9,575
6/30/09	9,214	9,044	9,022	6,984	7,001
6/30/10	9,747	9,464	9,453	7,935	7,789

(1) The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(3)	Class A	Class B	Class C
1-year period ended 6-30-10	-0.31%	0.65%	4.78%
5-year period ended 6-30-10	1.23%	1.30%	1.49%
10-year period ended 6-30-10	-1.25%	-1.57%	-1.60%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

BEFORE- AND AFTER-TAX RETURNS
Tax-Managed Equity Fund

(UNAUDITED)

Before- and After-Tax Returns(1)	1-year period ended 6-30-10		5-year period ended 6-30-10	10-year period ended 6-30-10
Class A
Before Taxes	-0.31%		1.23%	-1.25%
After Taxes on Distributions	-0.34%		1.23%	-1.27%
After Taxes on Distributions and Sale of Fund Shares	-0.19	%(2)	1.05%	-1.06	%(2)
Class B
Before Taxes	0.65%		1.30%	-1.57%
After Taxes on Distributions	0.65%		1.30%	-1.57%
After Taxes on Distributions and Sale of Fund Shares	0.42%		1.11%	-1.32	%(2)
Class C
Before Taxes	4.78%		1.49%	-1.60%
After Taxes on Distributions	4.78%		1.49%	-1.60%
After Taxes on Distributions and Sale of Fund Shares	3.11%		1.27%	-1.34	%(2)
Russell 1000 Growth Index(3)	13.62%		0.38%	-5.14%

(1)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(2)After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

(3)Reflects no deduction for fees, expenses or taxes.

The table above shows average annual returns on a before-tax and after-tax basis. Returns Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Returns After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Returns After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

ILLUSTRATION OF FUND EXPENSES
Tax-Managed Equity Fund

(UNAUDITED)

For the Six Months Ended June 30, 2010	Beginning Account Value 12-31-09	Ending Account Value 6-30-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$902.80	1.16%	$5.52
Class B	$1,000	$898.30	2.08%	$9.78
Class C	$1,000	$899.00	2.06%	$9.68
Based on 5% Return(2)
Class A	$1,000	$1,019.04	1.16%	$5.86
Class B	$1,000	$1,014.48	2.08%	$10.37
Class C	$1,000	$1,014.59	2.06%	$10.27

* Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Tax-Managed Equity Fund (in thousands)

JUNE 30, 2010
COMMON STOCKS	Shares	Value
Aerospace & Defense - 1.91%
Precision Castparts Corp.	26	$2,635

Air Freight & Logistics - 1.51%
FedEx Corporation	30	2,081

Asset Management & Custody Banks - 0.44%
T. Rowe Price Group, Inc.	14	599

Automotive Retail - 0.94%
AutoZone, Inc. (A)	7	1,295

Biotechnology - 1.84%
Gilead Sciences, Inc. (A)	74	2,537

Casinos & Gaming - 2.70%
Wynn Resorts, Limited	49	3,722

Communications Equipment - 4.36%
Cisco Systems, Inc. (A)	182	3,875
QUALCOMM Incorporated	65	2,130
		6,005
Computer Hardware - 9.18%
Apple Inc. (A)	33	8,364
Hewlett-Packard Company	99	4,272
		12,636
Computer Storage & Peripherals - 3.62%
NetApp, Inc. (A)	134	4,988

Construction & Farm Machinery & Heavy Trucks - 2.88%
Caterpillar Inc.	35	2,072
Deere & Company	34	1,890
		3,962
Data Processing & Outsourced Services - 1.01%
Visa Inc., Class A	20	1,388

Department Stores - 2.16%
Kohl's Corporation (A)	62	2,967

Diversified Banks - 1.57%
Wells Fargo & Company	85	2,165

Electrical Components & Equipment - 1.06%
Emerson Electric Co.	33	1,453

General Merchandise Stores - 1.55%
Target Corporation	43	2,127

Health Care Equipment - 2.44%
Intuitive Surgical, Inc. (A)	7	2,273
Stryker Corporation	22	1,089
		3,362
Home Improvement Retail - 3.01%
Home Depot, Inc. (The)	89	2,495
Lowe's Companies, Inc.	81	1,647
		4,142
Hotels, Resorts & Cruise Lines - 3.76%
Carnival Corporation	72	2,180
Starwood Hotels & Resorts Worldwide, Inc.	72	2,987
		5,167
Household Products - 2.93%
Colgate-Palmolive Company	51	4,034

Hypermarkets & Super Centers - 1.21%
Costco Wholesale Corporation	30	1,659

Industrial Gases - 0.40%
Praxair, Inc.	7	546

Internet Retail - 2.33%
Amazon.com, Inc. (A)	29	3,210

Internet Software & Services - 2.81%
Google Inc., Class A (A)	9	3,862

Investment Banking & Brokerage - 2.32%
Charles Schwab Corporation (The)	66	930
Goldman Sachs Group, Inc. (The)	17	2,272
		3,202
IT Consulting & Other Services - 1.50%
Cognizant Technology Solutions Corporation, Class A (A)	41	2,067

Life Sciences Tools & Services - 2.55%
Thermo Fisher Scientific Inc. (A)	71	3,504

Oil & Gas Equipment & Services - 5.99%
Halliburton Company	93	2,291
Schlumberger Limited	76	4,186
Smith International, Inc.	47	1,770
		8,247
Other Diversified Financial Services - 1.73%
JPMorgan Chase & Co.	65	2,376

Personal Products - 1.18%
Estee Lauder Companies Inc. (The), Class A	29	1,627

Pharmaceuticals - 7.07%
Abbott Laboratories	48	2,264
Allergan, Inc.	60	3,495
Ironwood Pharmaceuticals, Inc., Class A (A)	58	695
Teva Pharmaceutical Industries Limited, ADR	63	3,275
		9,729
Restaurants - 1.99%
Starbucks Corporation	79	1,930
YUM! Brands, Inc.	21	816
		2,746
Semiconductors - 7.39%
Altera Corporation	32	796
Broadcom Corporation, Class A	137	4,528
Microchip Technology Incorporated	175	4,854
		10,178
Soft Drinks - 3.10%
Coca-Cola Company (The)	59	2,937
PepsiCo, Inc.	22	1,326
		4,263
Specialized Finance - 1.39%
IntercontinentalExchange, Inc. (A)	17	1,907

Specialty Chemicals - 1.42%
Ecolab Inc.	44	1,961

Systems Software - 3.04%
Microsoft Corporation	182	4,188

TOTAL COMMON STOCKS - 96.29%		$132,537
(Cost: $117,689)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) - 4.18%
ITT Corporation,
0.000%, 7-1-10	$2,000	2,000
Wisconsin Electric Power Co.,
0.000%, 7-1-10	3,753	3,753
		5,753
Master Note - 0.79%
Toyota Motor Credit Corporation,
0.228%, 7-1-10 (C)	1,083	1,083

TOTAL SHORT-TERM SECURITIES - 4.97%		$6,836
(Cost: $6,836)

TOTAL INVESTMENT SECURITIES - 101.26%		$139,373
(Cost: $124,525)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.26%)		(1,728)

NET ASSETS - 100.00%		$137,645

Notes to Schedule of Investments

(A) No dividends were paid during the preceding 12 months.

(B) Rate shown is the yield to maturity at June 30, 2010.

(C) Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010. Date shown represents the date that the variable rate resets.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Value Fund

(UNAUDITED)

Below, Matthew T. Norris, CFA, portfolio manager of the Waddell & Reed Advisors Value Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2010. He has managed the Fund for seven years and has 19 years of industry experience.

Matthew T. Norris

Fiscal year Performance

For the 12 Months Ended June 30, 2010
Value Fund (Class A shares at net asset value)	19.70%
Benchmark(s) and/or Lipper Category
Russell 1000 Value Index	16.91%
(generally reflects the performance of value-style stocks)
Lipper Large-Cap Value Funds Universe Average	12.92%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

With spring came strength

The market recovered from the lows of spring 2009 thanks, in part, to the impact of various economic stimulus packages. The Russell 1000 Value index, the most directly comparable index for large-cap value investors, enjoyed strong positive performance. Areas of strength included economically sensitive sectors such as retail, consumer products and real estate. Also strong were some financial areas such as banking, which started the calendar year down and experienced a sudden rise throughout the remainder of the year. Lagging areas included more defensive or non-economically sensitive sectors such as utilities and telecommunications. However, in the second quarter of 2010 the market had a retrenchment, as global economic fears took some of the enthusiasm from the market.

Advisors Value Fund's performance was strong due to individual stock selection and a consistent approach to managing portfolio risk. Positive relative performance was driven by large holdings. The Fund also had little exposure to utilities and telecomm, which were weak sectors for the period. Leading individual companies included energy names MarkWest Energy Partners, L.P. and Targa Resources Partners LP, which are involved in natural gas pipelines. Fund returns were negatively impacted by our holding of Nokia Corporation, where we overestimated the challenges facing their introduction of new cellular phones. We have eliminated this holding.

Market recovery contributes to impressive returns

A key strategy of the Fund is to invest in individual equities that we feel are undervalued relative to their prospects, while also attempting to diversify investments in an effort to minimize the impact from macro events. The companies we chose contributed to absolute return as they rose back towards their true value. Some of the returns were impressive, coming off the lows set in March 2009.

As is consistent with long-term Fund management, we eliminated certain companies from the Fund when they reached a value thought to be reasonable. We added other names when opportunity presented itself. Individual stock selection was the primary contributor to the Fund's strong performance.

A look ahead

The Fund continues to focus on companies with high free-cash flows, thus indicating value. Especially attractive to us were profitable companies with excess cash available, yet limited growing areas to deploy that cash. This situation leads to the use of cash to pay shareholders higher dividends or repurchase their own stock. We believe that investor returns may be coming from actions such as this versus significantly higher earnings or price-to-earnings multiple expansion.

The Fund was overweight in technology and insurance, where the greatest concentration of ideas presented themselves for our investing style. It was underweight in utilities, telecomm and capital equipment, where there was not a large enough discount to our estimate of value to warrant investing.

We believe the Federal Reserve ultimately is going to raise rates as the economy continues to improve, although timing is uncertain. We keep this in mind when assessing the values of firms in which we may invest. Going forward, we do not anticipate meaningful change in our investment process or management philosophy. We continue to search, one company at a time, for names that can offer good value investment opportunities.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Value stocks are stocks of companies that may have experienced adverse business or industry developments; or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Fund's manager, undervalued. The value of a security believed by the Fund's manager to be undervalued may never reach what the manager believes to be its full value, or such security's value may decrease. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Value Fund.

PORTFOLIO HIGHLIGHTS
Value Fund

ALL DATA IS AS OF JUNE 30, 2010 (UNAUDITED)

Asset Allocation

Stocks	96.62%
Financials	26.31%
Energy	20.78%
Consumer Discretionary	12.72%
Information Technology	11.60%
Industrials	8.29%
Health Care	8.04%
Consumer Staples	5.05%
Materials	2.81%
Utilities	1.02%
Warrants	0.92%
Options	0.05%
Cash and Cash Equivalents	2.41%

Lipper Rankings

Category: Lipper Large-Cap Value Funds	Rank	Percentile
1 Year	18/521	4
3 Year	57/474	12
5 Year	92/404	23

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Bank of America Corporation	Financials
Travelers Companies, Inc. (The)	Financials
McKesson Corporation	Health Care
Wells Fargo & Company	Financials
Occidental Petroleum Corporation	Energy
Hewlett-Packard Company	Information Technology
Union Pacific Corporation	Industrials
ACE Limited	Financials
UnitedHealth Group Incorporated	Health Care
Xerox Corporation	Information Technology
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Value Fund

(UNAUDITED)

Value Fund:
Class A Shares(1)(2)	$12,070
Class B Shares(2)	$11,661
Class C Shares(2)	$11,761
Class Y Shares(2)	$13,363
Russell 1000 Value Index(3)	$11,315
Lipper Large-Cap Value Funds Universe Average(3)	$10,766

	VALUE FUND, CLASS A SHARES	VALUE FUND, CLASS B SHARES	VALUE FUND, CLASS C SHARES	VALUE FUND, CLASS Y SHARES	RUSSELL 1000 VALUE INDEX	LIPPER LARGE-CAP VALUE FUNDS UNIVERSE AVERAGE
12/15/00	9,425	10,000	10,000	10,000	10,000	10,000
6/30/01	10,198	10,770	10,770	10,840	9,869	10,068
6/30/02	9,352	9,780	9,810	9,989	8,988	9,017
6/30/03	9,284	9,600	9,640	9,952	8,895	8,837
6/30/04	11,237	11,520	11,570	12,115	10,776	10,624
6/30/05	12,438	12,620	12,690	13,467	12,289	11,723
6/30/06	13,109	13,177	13,264	14,253	13,774	12,946
6/30/07	16,100	16,043	16,142	17,570	16,791	15,699
6/30/08	13,307	13,139	13,218	14,576	13,636	12,967
6/30/09	10,083	9,851	9,921	11,110	9,678	9,534
6/30/10	12,070	11,661	11,761	13,363	11,315	10,766

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(3)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of December 31, 2000.

Average Annual Total Return(4)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-10	12.82%	14.38%	18.55%	20.28%
5-year period ended 6-30-10	-1.77%	-1.73%	-1.51%	-0.16%
10-year period ended 6-30-10	––	––	––	––
Since inception of Class(5) through 6-30-10	1.99%	1.62%	1.71%	3.08%

(4)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(5)12-15-00 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Value Fund

(UNAUDITED)

For the Six Months Ended June 30, 2010	Beginning Account Value 12-31-09	Ending Account Value 6-30-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$963.70	1.41%	$6.87
Class B	$1,000	$957.60	2.48%	$12.04
Class C	$1,000	$958.90	2.32%	$11.26
Class Y	$1,000	$964.70	0.92%	$4.52
Based on 5% Return(2)
Class A	$1,000	$1,017.81	1.41%	$7.06
Class B	$1,000	$1,012.48	2.48%	$12.38
Class C	$1,000	$1,013.28	2.32%	$11.58
Class Y	$1,000	$1,020.22	0.92%	$4.65

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Value Fund (in thousands)

JUNE 30, 2010

COMMON STOCKS	Shares	Value
Advertising - 1.83%
Omnicom Group Inc.	198	$6,788

Aerospace & Defense - 1.84%
Honeywell International Inc.	176	6,854

Apparel, Accessories & Luxury Goods - 1.51%
V.F. Corporation (A)	79	5,602

Biotechnology - 0.43%
Amgen Inc. (B)	30	1,589

Brewers - 0.95%
Molson Coors Brewing Company, Class B	84	3,537

Computer Hardware - 5.87%
Hewlett-Packard Company	345	14,922
International Business Machines Corporation (A)	56	6,903
		21,825
Consumer Finance - 2.31%
Capital One Financial Corporation	213	8,584

Department Stores - 1.84%
Macy's Inc.	383	6,857

Diversified Banks - 4.22%
Wells Fargo & Company	613	15,703

Diversified Chemicals - 2.81%
Dow Chemical Company (The)	330	7,828
Solutia Inc. (B)	199	2,608
		10,436
Drug Retail - 1.68%
CVS Corporation	213	6,242

Electric Utilities - 1.02%
PPL Corporation	152	3,797

Health Care Distributors - 4.40%
McKesson Corporation	244	16,367

Home Improvement Retail - 2.11%
Lowe's Companies, Inc.	384	7,833

Hotels, Resorts & Cruise Lines - 4.61%
Carnival Corporation	336	10,155
Marriott International, Inc., Class A	233	6,985
		17,140
Industrial Conglomerates - 2.01%
General Electric Company	517	7,461

Industrial Machinery - 0.91%
Ingersoll-Rand plc	98	3,383

Integrated Oil & Gas - 12.07%
Chevron Corporation	138	9,358
ConocoPhillips	180	8,812
Marathon Oil Corporation	308	9,563
Occidental Petroleum Corporation	201	15,522
Targa Resources Partners LP	63	1,606
		44,861
Investment Banking & Brokerage - 2.20%
Morgan Stanley	352	8,175

IT Consulting & Other Services - 1.01%
Accenture plc, Class A	97	3,745

Managed Health Care - 3.21%
UnitedHealth Group Incorporated	420	11,925

Office Electronics - 2.74%
Xerox Corporation	1,266	10,182

Oil & Gas Equipment & Services - 1.61%
National Oilwell Varco, Inc.	181	5,982

Oil & Gas Storage & Transportation - 7.10%
Energy Transfer Equity, L.P.	193	6,500
Enterprise Products Partners L.P.	208	7,350
MarkWest Energy Partners, L.P.	207	6,757
Regency Energy Partners LP	239	5,774
		26,381
Other Diversified Financial Services - 5.24%
Bank of America Corporation	1,356	19,491

Property & Casualty Insurance - 7.85%
ACE Limited	236	12,144
Travelers Companies, Inc. (The)	345	17,016
		29,160
Railroads - 3.53%
Union Pacific Corporation	189	13,117

Regional Banks - 2.33%
Regions Financial Corporation	548	3,608
SunTrust Banks, Inc.	217	5,058
		8,666
Reinsurance - 2.16%
RenaissanceRe Holdings Ltd.	143	8,024

Specialty Stores - 0.82%
Office Depot, Inc. (B)	754	3,044

Systems Software - 1.98%
Symantec Corporation (B)	529	7,344

Tobacco - 2.42%
Altria Group, Inc.	269	5,397
Philip Morris International Inc.	78	3,580
		8,977

TOTAL COMMON STOCKS - 96.62%		$359,072
(Cost: $341,602)

WARRANTS
Diversified Banks - 0.46%
Wells Fargo & Company, Warrants	223	1,723

Other Diversified Financial Services - 0.46%
Bank of America Corporation, Warrants	222	1,700

TOTAL WARRANTS - 0.92%		$3,423
(Cost: $3,763)

CALL OPTIONS - 0.05%	Number of Contracts
Activision Blizzard, Inc.,
Jan $12.50, Expires 1-24-11	4	$196
(Cost: $341)

SHORT-TERM SECURITIES	Principal
Commercial Paper (C) - 1.07%
Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.),
0.350%, 7-26-10	$4,000	3,999

Master Note - 1.76%
Toyota Motor Credit Corporation,
0.228%, 7-1-10 (D)	6,527	6,527

TOTAL SHORT-TERM SECURITIES - 2.83%		$10,526
(Cost: $10,526)

TOTAL INVESTMENT SECURITIES - 100.42%		$373,217
(Cost: $356,232)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.42%)		(1,544)

NET ASSETS - 100.00%		$371,673

Notes to Schedule of Investments

(A)Securities serve as cover or collateral for the following written options outstanding at June 30, 2010:

Underlying Security	Counterparty	Contracts Subject to Call		Expiration Month	Exercise Price	Premium Received	Market Value
International Business Machines Corporation	Goldman, Sachs & Company	––	*	October 2010	$140.00	$31	$(17)
V.F. Corporation	Goldman, Sachs & Company	1		August 2010	85.00	104	(14)

						$135	$(31)

Underlying Security	Counterparty	Contracts Subject to Put		Expiration Month	Exercise Price	Premium Received	Market Value
Activision Blizzard, Inc.	Morgan Stanley Smith Barney LLC	4		January 2011	$11.00	$474	$(566)
Amgen Inc.	Morgan Stanley Smith Barney LLC	––	*	July 2010	52.50	18	(37)
	Morgan Stanley Smith Barney LLC	––	*	July 2010	57.50	46	(137)
Philip Morris International Inc.	Goldman, Sachs & Company	––	*	July 2010	40.00	12	(2)

						$550	$(742)
*Not shown due to rounding.

(B)No dividends were paid during the preceding 12 months.

(C)Rate shown is the yield to maturity at June 30, 2010.

(D)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010. Date shown represents the date that the variable rate resets.

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Vanguard Fund

(UNAUDITED)

Below, Daniel P. Becker, CFA, and Philip J. Sanders, CFA, portfolio managers of the Waddell & Reed Advisors Vanguard Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2010. Mr. Becker has managed the Fund for 13 years and has 21 years of industry experience. Mr. Sanders has managed the Fund for four years and has 21 years of industry experience.

Daniel P. Becker

Philip J. Sanders

Fiscal year Performance

For the 12 Months Ended June 30, 2010
Vanguard Fund (Class A shares at net asset value)	8.00%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	13.63%
(reflects the performance of securities that represent the large-cap growth market)
Lipper Large-Cap Growth Funds Universe Average	11.26%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

A volatile, but improved market environment

The Fund posted a solid positive return during the fiscal year as the U.S. financial system stabilized and the economy emerged from one of the longest and deepest recessions in recent memory. After a one-year run of nearly uninterrupted gains, U.S. stocks suffered a significant correction in the most recent quarter but still ended up nicely for the year. Despite the Fund's solid absolute return, its performance lagged the benchmark Russell 1000 Growth Index return. The Fund's underperformance was driven by several factors. First, relative performance was hampered by the Fund's ongoing focus on what we believe are high-quality companies with structurally advantaged business models. This strategy served as a headwind throughout much of the past year as the market rally was largely led by lower-quality, higher-beta stocks of companies whose business models were the most distressed and valuations were the most depressed. Once market conditions stabilized and prospects for an economic recovery improved, these low-quality companies experienced a much more dramatic rebound than the dominant market leaders with strong balance sheets that many investors had previously favored. We believe this trend has largely run its course and, more recently, performance across the quality spectrum appears much more balanced. Relative fund performance also was hindered by unfavorable stock selection in the health care and financial sectors, as key holdings including Gilead Sciences Inc., Abbott Laboratories, CME Group Inc. and The Goldman Sachs Group, Inc. lagged the broad market advance. Additional holdings that posted disappointing relative performance included QUALCOMM Incorporated, Weatherford International Ltd., Monsanto Company and McDonald's Corporation. The Goldman Sachs Group, Inc., Weatherford International Ltd. and McDonald's Corporation have been eliminated from the portfolio. On a positive note, the Fund did benefit from its overweighting in the strongly performing consumer discretionary sector, as well as favorable performance by holdings such as Apple Inc., Wynn Resorts, Limited and Intuitive Surgical, Inc.

An uneven economic recovery

The strong market rebound in the first half of last year clearly provided a favorable backdrop for Fund performance. While the early underpinnings of the rally were rooted in the stabilization of global credit markets and renewed confidence in the U.S. financial system, they were also supported by stronger-than-expected corporate profits, incrementally better employment data, strengthening confidence surveys and gradual improvements in the auto and housing markets. This favorable sentiment, however, abruptly changed last quarter with the emergence of the European debt crisis, sparking fears of an economic double dip and the onset of another recession. The flash point was the European banking system, which was negatively impacted as investors called into question the credit quality of various sovereign governments. Without a fully integrated European Union (politically and economically), market concerns centered on the viability of a system that does not appear structurally well prepared to address the current issues. The European crisis, combined with a recent softening in U.S. economic data and worries about China's ability to effectively navigate a soft landing, sparked a significant sell-off given the magnitude of the market's rebound from the lows of March 2009. Throughout all the volatility and uncertainty, our investment strategy has remained consistent and continues to focus on identifying what we feel are dominant companies that can take a durable competitive advantage and sustain high levels of profitability and growth over the long term. While our high-quality focus did not particularly benefit the Fund's relative performance over the past year, we remain steadfast in our conviction regarding the merits of our investment philosophy and process.

Strategic reallocations

As the year unfolded, we became less defensive with respect to sector exposure and increasingly sought to position the Fund to benefit from the economic and corporate profit recovery. Areas of emphasis included the technology, consumer discretionary and financial sectors, as these offer the best combination of valuation and earnings growth, in our view. The Fund has a significant stake in the technology sector, which appears particularly well positioned to benefit from the ongoing global economic rebound. We feel that many of these companies have a strong global presence, possess solid balance sheets, generate strong free cash flow and should benefit from a rebound in corporate spending and continued build out of advanced telecom networks. The Fund reduced its stakes in the consumer staples and health care sectors, given their more defensive growth attributes and lower degree of operating leverage in a recovering economy.

Near-term uncertainty, but long-term opportunity

Performance during the second half of the year was clearly challenging as macro issues dominated the headlines and concerns regarding global GDP growth prospects intensified. International economies have become more correlated over time so recent events certainly have implications for U.S. investors. Waning stimulus spending and growing talk of austerity measures are likely to keep these issues at the forefront of investors' minds. However, even assuming a recession in southern Europe, we do not believe a severe global slowdown resulting in another U.S. recession is at hand. Yet that appears to be what the U.S. bond and equity markets are discounting. During the recent market correction, investors sought relative safety in U.S. government bonds pushing yields near historically low levels. Ultimately, we believe these fears will prove too pessimistic. Corporate America has record high levels of cash on the balance sheet and has deferred capital spending and labor force growth. The current level of economic activity has been so measured that, quite frankly, it is tough to see the imbalances developing that typically cause recessions barring a significant external shock. Furthermore, company fundamentals, liquidity, capital adequacy, monetary policy and the level of understanding of our country's issues are much better understood than in the 2007-08 time period. While the pace of growth will likely be slow and measured, we believe the U.S. economy will still grow at a low single-digit rate which should be supportive of moderate profit growth next year.

In our view, structurally advantaged companies with innovative products and barriers to entry will be able to post solid earnings growth and market share gains even in a slow-growth economy. We believe that in many cases near-term cyclical concerns are getting too much investor focus and favorable secular growth prospects are underappreciated. If one can maintain a longer term perspective and not get caught up in the day-to-day volatility, we believe the current environment is ripe with opportunity for high-quality, large-cap growth investors and one that we expect to benefit from in the future.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Vanguard Fund.

PORTFOLIO HIGHLIGHTS
Vanguard Fund

ALL DATA IS AS OF JUNE 30, 2010 (UNAUDITED)

Asset Allocation

Stocks	98.23%
Information Technology	44.19%
Consumer Discretionary	13.55%
Health Care	12.73%
Financials	11.43%
Consumer Staples	5.34%
Industrials	4.88%
Energy	4.86%
Materials	1.25%
Cash and Cash Equivalents	1.77%

Lipper Rankings

Category: Lipper Large-Cap Growth Funds	Rank	Percentile
1 Year	709/845	84
3 Year	208/730	29
5 Year	184/615	30
10 Year	102/334	31

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
Microchip Technology Incorporated	Information Technology
Colgate-Palmolive Company	Consumer Staples
Hewlett-Packard Company	Information Technology
Cisco Systems, Inc.	Information Technology
Google Inc., Class A	Information Technology
JPMorgan Chase & Co.	Financials
Wynn Resorts, Limited	Consumer Discretionary
Schlumberger Limited	Energy
NetApp, Inc.	Information Technology
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Vanguard Fund

(UNAUDITED)

Vanguard Fund, Class A Shares(1)	$7,001
Russell 1000 Growth Index	$6,245
Lipper Large-Cap Growth Funds Universe Average	$6,720

	VANGUARD FUND, CLASS A SHARES	RUSSELL 1000 GROWTH INDEX	LIPPER LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE
9/30/00	9,425	10,000	10,000
6/30/01	6,570	6,752	7,446
6/30/02	5,502	4,963	5,695
6/30/03	5,471	5,111	5,645
6/30/04	6,413	6,025	6,606
6/30/05	6,883	6,126	6,882
6/30/06	7,775	6,502	7,346
6/30/07	8,524	7,741	8,566
6/30/08	8,846	7,280	8,261
6/30/09	6,482	5,496	6,040
6/30/10	7,001	6,245	6,720

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-10	1.79%	2.69%	6.83%	8.48%
5-year period ended 6-30-10	- 0.84%	- 0.93%	- 0.72%	0.69%
10-year period ended 6-30-10	- 3.62%	- 4.19%	- 4.12%	- 2.71%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Vanguard Fund

(UNAUDITED)

For the Six Months Ended June 30, 2010	Beginning Account Value 12-31-09	Ending Account Value 6-30-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$912.80	1.25%	$5.93
Class B	$1,000	$907.30	2.44%	$11.54
Class C	$1,000	$908.10	2.35%	$11.07
Class Y	$1,000	$914.20	0.87%	$4.12
Based on 5% Return(2)
Class A	$1,000	$1,018.60	1.25%	$6.26
Class B	$1,000	$1,012.69	2.44%	$12.18
Class C	$1,000	$1,013.15	2.35%	$11.68
Class Y	$1,000	$1,020.48	0.87%	$4.34

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Vanguard Fund (in thousands)

JUNE 30, 2010

COMMON STOCKS	Shares	Value
Aerospace & Defense - 0.76%
Precision Castparts Corp.	80	$8,254

Air Freight & Logistics - 0.37%
FedEx Corporation	58	4,066

Application Software - 1.81%
salesforce.com, inc. (A)	229	19,636

Asset Management & Custody Banks - 2.49%
T. Rowe Price Group, Inc.	608	26,989

Biotechnology - 1.02%
Gilead Sciences, Inc. (A)	322	11,048

Casinos & Gaming - 3.81%
Wynn Resorts, Limited	544	41,475

Communications Equipment - 4.78%
Cisco Systems, Inc. (A)	2,183	46,522
QUALCOMM Incorporated	163	5,363
		51,885
Computer Hardware - 12.43%
Apple Inc. (A)	348	87,532
Hewlett-Packard Company	1,095	47,374
		134,906
Computer Storage & Peripherals - 3.76%
NetApp, Inc. (A)	1,095	40,851

Construction & Farm Machinery & Heavy Trucks - 1.04%
Deere & Company	203	11,286

Consumer Finance - 2.16%
American Express Company	591	23,451

Data Processing & Outsourced Services - 3.01%
Visa Inc., Class A	463	32,722

Department Stores - 3.17%
Kohl's Corporation (A)	630	29,925
Nordstrom, Inc.	138	4,439
		34,364
Diversified Banks - 2.70%
Wells Fargo & Company	1,147	29,356

Electrical Components & Equipment - 2.71%
Emerson Electric Co.	673	29,409

Fertilizers & Agricultural Chemicals - 0.20%
Monsanto Company	46	2,140

Footwear - 0.72%
NIKE, Inc., Class B	116	7,856

General Merchandise Stores - 0.83%
Target Corporation	183	8,998

Health Care Equipment - 3.37%
Intuitive Surgical, Inc. (A)	85	26,828
Stryker Corporation	195	9,752
		36,580
Home Improvement Retail - 0.91%
Home Depot, Inc. (The)	351	9,847

Hotels, Resorts & Cruise Lines - 2.67%
Carnival Corporation	454	13,714
Starwood Hotels & Resorts Worldwide, Inc.	369	15,288
		29,002
Household Products - 4.73%
Colgate-Palmolive Company	652	51,360

Industrial Gases - 0.21%
Praxair, Inc.	31	2,333

Internet Software & Services - 4.27%
Google Inc., Class A (A)	104	46,364

IT Consulting & Other Services - 3.10%
Cognizant Technology Solutions Corporation, Class A (A)	672	33,640

Life Sciences Tools & Services - 1.57%
Thermo Fisher Scientific Inc. (A)	347	17,015

Oil & Gas Equipment & Services - 4.86%
Halliburton Company	353	8,654
Schlumberger Limited	739	40,896
Smith International, Inc.	85	3,199
		52,749
Other Diversified Financial Services - 4.08%
JPMorgan Chase & Co.	1,210	44,283

Personal Products - 0.61%
Estee Lauder Companies Inc. (The), Class A	118	6,576

Pharmaceuticals - 6.77%
Abbott Laboratories	184	8,617
Allergan, Inc.	582	33,920
Teva Pharmaceutical Industries Limited, ADR	596	30,996
		73,533
Restaurants - 1.44%
Starbucks Corporation	641	15,579

Semiconductors - 6.42%
Altera Corporation	48	1,183
Broadcom Corporation, Class A	493	16,261
Microchip Technology Incorporated	1,885	52,296
		69,740
Specialty Chemicals - 0.84%
Ecolab Inc.	202	9,085

Systems Software - 4.61%
Microsoft Corporation	1,117	25,704
VMware, Inc., Class A (A)	388	24,304
		50,008

TOTAL COMMON STOCKS - 98.23%		$1,066,386
(Cost: $925,220)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) - 0.73%
Hewlett-Packard Company,
0.210%, 7-9-10	$3,584	3,584
Kellogg Co.,
0.000%, 7-1-10	4,248	4,248
		7,832
Master Note - 0.24%
Toyota Motor Credit Corporation,
0.228%, 7-1-10 (C)	2,648	2,648

TOTAL SHORT-TERM SECURITIES - 0.97%		$10,480
(Cost: $10,480)

TOTAL INVESTMENT SECURITIES - 99.20%		$1,076,866
(Cost: $935,700)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.80%		8,711

NET ASSETS - 100.00%		$1,085,577

Notes to Schedule of Investments
(A)No dividends were paid during the preceding 12 months.

(B)Rate shown is the yield to maturity at June 30, 2010.

(C)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010. Date shown represents the date that the variable rate resets.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Waddell & Reed Advisors Funds

AS OF JUNE 30, 2010

(In thousands, except per share amounts)	Accumulative Fund	Asset Strategy Fund	Continental Income Fund	Core Investment Fund	Dividend Opportunities Fund	Energy Fund	International Growth Fund
ASSETS
Investments in unaffiliated securities at market value+	$1,058,269	$2,603,573	$571,197	$2,425,591	$587,290	$189,237	$481,610
Investments in affiliated securities at market value+	––	5,192	––	––	––	––	––
Bullion at market value+	––	362,452	––	––	––	––	––
Investments at Market Value	1,058,269	2,971,217	571,197	2,425,591	587,290	189,237	481,610
Cash	675	106	––	––	––	––	––
Cash denominated in foreign currencies at market value+	––	7,619	––	––	––	––	––
Restricted cash	––	29,986	––	––	––	––	726
Unrealized appreciation on forward foreign currency contracts	––	1,758	––	––	––	––	1,783
Investment securities sold receivable	5,166	8,274	4,400	50,090	––	––	550
Dividends and interest receivable	1,163	7,923	2,295	3,442	1,321	195	3,404
Capital shares sold receivable	240	2,677	291	1,310	911	130	209
Variation margin receivable	––	4,529	––	––	––	––	––
Prepaid and other assets	54	3,486	56	72	34	25	42
Total Assets	1,065,567	3,037,575	578,239	2,480,505	589,556	189,587	488,324
LIABILITIES
Investment securities purchased payable	––	60,183	5,929	48,466	––	––	621
Variation margin payable	––	1,203	––	––	––	––	––
Unrealized depreciation on forward foreign currency contracts	––	5,924	––	––	––	––	751
Unrealized depreciation on swap agreements	––	––	––	––	––	––	857
Capital shares redeemed payable	2,240	5,835	834	4,394	899	430	942
Trustees and Chief Compliance Officer fees payable	234	170	134	559	36	8	99
Overdraft due to custodian	––	––	16	164	52	29	32
Distribution and service fees payable	7	24	4	17	4	2	3
Shareholder servicing payable	329	635	137	584	191	102	173
Investment management fee payable	19	53	11	42	11	4	11
Accounting services fee payable	22	22	14	22	14	7	12
Written options at market value+	––	2,318	––	––	––	––	––
Other liabilities	23	262	18	38	17	10	128
Total Liabilities	2,874	76,629	7,097	54,286	1,224	592	3,629
Total Net Assets	$1,062,693	$2,960,946	$571,142	$2,426,219	$588,332	$188,995	$484,695
NET ASSETS
Capital paid in (shares authorized - unlimited)	$1,395,539	$3,173,519	$562,753	$2,429,345	$674,348	$227,790	$652,481
Undistributed (distributions in excess of) net investment income	1,623	29,532	752	(503)	1,187	29	3,223
Accumulated net realized loss	(335,886)	(651,476)	(35,560)	(133,400)	(105,074)	(33,926)	(173,940)
Net unrealized appreciation (depreciation)	1,417	409,371	43,197	130,777	17,871	(4,898)	2,931
Total Net Assets	$1,062,693	$2,960,946	$571,142	$2,426,219	$588,332	$188,995	$484,695
CAPITAL SHARES OUTSTANDING:
Class A	174,571	341,560	76,293	497,957	47,922	18,296	57,141
Class B	3,217	13,063	1,293	5,535	1,141	490	708
Class C	1,228	11,098	742	2,779	1,001	510	378
Class Y	577	6,075	654	10,056	940	176	6,130
NET ASSET VALUE PER SHARE:
Class A	$5.93	$7.98	$7.23	$4.70	$11.54	$9.72	$7.54
Class B	5.47	7.77	7.22	4.33	11.43	9.29	7.03
Class C	5.52	7.79	7.23	4.37	11.46	9.41	7.24
Class Y	5.94	8.00	7.23	4.71	11.54	9.89	7.55
+COST
Investments in unaffiliated securities at cost	$1,056,852	$2,348,348	$527,999	$2,294,830	$569,419	$194,135	$478,725
Investments in affiliated securities at cost	––	7,268	––	––	––	––	––
Bullion at cost	––	255,391	––	––	––	––	––
Cash denominated in foreign currencies at cost	––	7,626	––	––	––	––	––
Written options premiums received at cost	––	2,115	––	––	––	––	––

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Waddell & Reed Advisors Funds

AS OF JUNE 30, 2010

(In thousands, except per share amounts)	New Concepts Fund	Science and Technology Fund	Small Cap Fund	Tax- Managed Equity Fund	Value Fund	Vanguard Fund
ASSETS
Investments in unaffiliated securities at market value+	$1,080,562	$1,563,378	$709,411	$139,373	$373,217	$1,076,866
Investments in affiliated securities at market value+	––	436,107	31,314	––	––	––
Investments at Market Value	1,080,562	1,999,485	740,725	139,373	373,217	1,076,866
Cash	––	––	––	–– *	25	––
Investment securities sold receivable	15,454	5,417	1,482	1,879	1,299	10,120
Dividends and interest receivable	608	1,852	–– *	83	571	579
Capital shares sold receivable	723	944	1,135	93	497	615
Prepaid and other assets	38	53	29	29	26	53
Total Assets	1,097,385	2,007,751	743,371	141,457	375,635	1,088,233
LIABILITIES
Investment securities purchased payable	13,660	––	4,265	3,552	2,255	––
Capital shares redeemed payable	1,884	4,287	1,563	210	712	1,983
Trustees and Chief Compliance Officer fees payable	143	279	89	9	49	203
Overdraft due to custodian	41	31	3	––	––	77
Distribution and service fees payable	8	14	4	1	3	7
Shareholder servicing payable	359	523	267	23	141	321
Investment management fee payable	25	46	17	2	7	20
Accounting services fee payable	23	22	17	5	11	21
Written options at market value+	––	––	––	––	773	––
Other liabilities	23	192	19	10	11	24
Total Liabilities	16,166	5,394	6,244	3,812	3,962	2,656
Total Net Assets	$1,081,219	$2,002,357	$737,127	$137,645	$371,673	$1,085,577
NET ASSETS
Capital paid in (shares authorized - unlimited)	$891,223	$1,941,472	$713,681	$140,453	$407,754	$1,096,381
Undistributed (distributions in excess of) net investment income	(142)	(475)	(88)	(9)	2,277	(195)
Accumulated net realized gain (loss)	8,268	44,332	(79,023)	(17,647)	(55,254)	(151,775)
Net unrealized appreciation	181,870	17,028	102,557	14,848	16,896	141,166
Total Net Assets	$1,081,219	$2,002,357	$737,127	$137,645	$371,673	$1,085,577
CAPITAL SHARES OUTSTANDING:
Class A	118,014	221,024	42,941	13,479	32,983	156,376
Class B	2,582	4,765	2,036	180	1,413	2,718
Class C	1,242	1,776	985	364	889	1,227
Class Y	1,315	6,858	15,533	N/A	2,645	7,266
NET ASSET VALUE PER SHARE:
Class A	$8.81	$8.56	$11.87	$9.85	$9.82	$6.49
Class B	7.48	7.10	10.53	9.01	9.49	5.58
Class C	7.61	7.14	10.79	8.99	9.57	5.63
Class Y	9.33	9.18	12.56	N/A	9.83	6.71
+COST
Investments in unaffiliated securities at cost	$898,692	$1,459,675	$616,946	$124,525	$356,232	$935,700
Investments in affiliated securities at cost	––	522,782	21,221	––	––	––
Written options premiums received at cost	––	––	––	––	685	––

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Waddell & Reed Advisors Funds

FOR THE FISCAL YEAR ENDED JUNE 30, 2010

(In thousands)	Accumulative Fund	Asset Strategy Fund	Continental Income Fund	Core Investment Fund	Dividend Opportunities Fund	Energy Fund	International Growth Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$20,105	$57,801	$8,010	$34,763	$14,352	$2,479		$13,529
Foreign dividend withholding tax	––	(3,868)	(5)	(96)	(11)	(56)		(1,030)
Interest and amortization from unaffiliated securities	117	4,683	6,733	493	65	17		33
Total Investment Income	20,222	58,616	14,738	35,160	14,406	2,440		12,532
EXPENSES
Investment management fee	9,028	20,094	4,268	17,269	4,398	1,764		4,676
Distribution and service fees:
Class A	3,195	7,125	1,472	6,314	1,466	487		1,226
Class B	227	1,188	108	292	165	55		74
Class C	80	953	57	131	140	54		39
Shareholder servicing:
Class A	2,991	5,705	1,363	5,811	1,803	955		1,720
Class B	144	397	62	198	102	44		58
Class C	41	242	25	65	65	29		22
Class Y	6	74	7	92	18	3		73
Registration fees	74	163	134	91	98	73		69
Custodian fees	54	1,458	24	88	23	13		137
Trustees and Chief Compliance Officer fees	155	240	80	351	49	15		67
Accounting services fee	260	260	167	260	168	85		152
Legal fees	48	75	15	91	22	7		19
Audit fees	17	36	28	16	16	13		19
Other	143	319	117	270	94	40		81
Total Expenses	16,463	38,329	7,927	31,339	8,627	3,637		8,432
Less:
Expenses in excess of limit	(636)	(100)	(122)	(625)	––	––		(165)
Total Net Expenses	15,827	38,229	7,805	30,714	8,627	3,637		8,267
Net Investment Income (Loss)	4,395	20,387	6,933	4,446	5,779	(1,197)		4,265
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	94,082	158,155 (163,667	49,243	273,886	(21,963)	(8,737)		40,126
Futures contracts	––	)	––	––	––	––		––
Written options	2,482	3,263	––	––	––	––		––
Swap agreements	––	48	––	––	––	––		––
Forward foreign currency contracts	––	1,982	––	––	––	––		7,490
Foreign currency exchange transactions	––	(639)	7	28	––	––		(662)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	30,178	142,914	8,592	75,153	44,518	23,529	(12,978	)(1)
Investments in affiliated securities	––	1,078	––	––	––	––		––
Futures contracts	––	54,222	––	––	––	––		––
Written options	(240)	(203)	––	––	––	––		––
Swap agreements	––	––	––	––	––	––		(857)
Forward foreign currency contracts	––	(2,653)	––	––	––	––		1,032
Foreign currency exchange transactions	––	(897)	–– *	(3)	––	––		(198)
Net Realized and Unrealized Gain	126,502	193,603	57,842	349,064	22,555	14,792		33,953
Net Increase in Net Assets Resulting from Operations	$130,897	$213,990	$64,775	$353,510	$28,334	$13,595		$38,218

*Not shown due to rounding.

(1)Net of India deferred taxes of $86.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Waddell & Reed Advisors Funds

FOR THE FISCAL YEAR ENDED JUNE 30, 2010

(In thousands)	New Concepts Fund	Science and Technology Fund	Small Cap Fund	Tax- Managed Equity Fund	Value Fund	Vanguard Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$12,275	$15,657	$2,720	$1,731	$6,544	$15,834
Dividends from affiliated securities	––	298	––	––	––	––
Foreign dividend withholding tax	––	(364)	(20)	(10)	––	(31)
Interest and amortization from unaffiliated securities	126	1,984	68	20	14	17
Interest and amortization from affiliated securities	––	301	––	––	––	––
Total Investment Income	12,401	17,876	2,768	1,741	6,558	15,820
EXPENSES
Investment management fee	9,152	18,214	5,903	907	2,560	8,226
Distribution and service fees:
Class A	2,587	5,135	1,204	336	783	2,764
Class B	221	416	243	19	164	184
Class C	100	140	106	36	86	79
Shareholder servicing:
Class A	3,489	5,047	2,233	208	1,239	3,118
Class B	150	257	186	6	116	134
Class C	55	71	57	11	48	50
Class Y	19	104	269	N/A	42	87
Registration fees	89	103	135	78	72	82
Custodian fees	39	516	29	7	19	45
Trustees and Chief Compliance Officer fees	109	219	67	11	36	137
Accounting services fee	255	260	184	65	120	260
Legal fees	38	79	25	4	13	43
Audit fees	15	20	17	10	18	16
Other	134	224	96	21	68	145
Total Expenses	16,452	30,805	10,754	1,719	5,384	15,370
Less:
Expenses in excess of limit	(198)	(200)	(139)	(19)	(37)	(300)
Total Net Expenses	16,254	30,605	10,615	1,700	5,347	15,070
Net Investment Income (Loss)	(3,853)	(12,729)	(7,847)	41	1,211	750
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	38,799	89,464	61,875	(1,840)	10,535	7,901
Investments in affiliated securities	––	(8,631)	(2,305)	––	––	––
Written options	756	2,391	––	––	2,539	––
Foreign currency exchange transactions	––	(2,534)	––	––	––	––
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	194,251	121,871	73,586	7,169	41,681	81,632
Investments in affiliated securities	––	22,821	32,524	––	––	––
Written options	(305)	––	––	––	(468)	––
Foreign currency exchange transactions	––	2,239	––	––	––	––
Net Realized and Unrealized Gain	233,501	227,621	165,680	5,329	54,287	89,533
Net Increase in Net Assets Resulting from Operations	$229,648	$214,892	$157,833	$5,370	$55,498	$90,283

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Waddell & Reed Advisors Funds

	Accumulative Fund		Asset Strategy Fund		Continental Income Fund
(In thousands)	Fiscal year ended 6-30-10	Fiscal year ended 6-30-09	Fiscal year ended 6-30-10	Fiscal year ended 6-30-09	Fiscal year ended 6-30-10	Fiscal year ended 6-30-09
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,395	$7,398	$20,387	$34,737	$6,933	$5,936
Net realized gain (loss) on investments	96,564	(286,775)	(858)	(595,241)	49,250	(8,060)
Net change in unrealized appreciation (depreciation)	29,938	(303,756)	194,461	(224,596)	8,592	(65,910)

Net Increase (Decrease) in Net Assets Resulting from Operations	130,897	(583,133)	213,990	(785,100)	64,775	(68,034)

Distributions to Shareholders From:
Net investment income:
Class A	(5,496)	(5,904)	(10,468)	(11,528)	(6,404)	(6,424)
Class B	––	––	––	––	(18)	(76)
Class C	––	––	––	––	(14)	(38)
Class Y	(23)	(31)	(385)	(237)	(66)	(18)
Net realized gains:
Class A	––	––	––	(545,149)	––	(4,594)
Class B	––	––	––	(29,870)	––	(125)
Class C	––	––	––	(19,468)	––	(57)
Class Y	––	––	––	(9,225)	––	(10)

Total Distributions to Shareholders	(5,519)	(5,935)	(10,853)	(615,477)	(6,502)	(11,342)

Capital Share Transactions	(228,599)	(95,930)	54,215	594,062	(54,415)	193,662
Net Increase (Decrease) in Net Assets	(103,221)	(684,998)	257,352	(806,515)	3,858	114,286
Net Assets, Beginning of Period	1,165,914	1,850,912	2,703,594	3,510,109	567,284	452,998
Net Assets, End of Period	$1,062,693	$1,165,914	$2,960,946	$2,703,594	$571,142	$567,284
Undistributed (distributions in excess of) net investment income	$1,623	$2,715	$29,532	$778	$752	$(96)

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Waddell & Reed Advisors Funds

	Core Investment Fund		Dividend Opportunities Fund		Energy Fund
(In thousands)	Fiscal year ended 6-30-10	Fiscal year ended 6-30-09	Fiscal year ended 6-30-10	Fiscal year ended 6-30-09	Fiscal year ended 6-30-10	Fiscal year ended 6-30-09
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$4,446	$22,426	$5,779	$6,560	$(1,197)	$(1,176)
Net realized gain (loss) on investments	273,914	(392,465)	(21,963)	(73,697)	(8,737)	(25,187)
Net change in unrealized appreciation (depreciation)	75,150	(640,493)	44,518	(157,371)	23,529	(129,305)

Net Increase (Decrease) in Net Assets Resulting from Operations	353,510	(1,010,532)	28,334	(224,508)	13,595	(155,668)

Distributions to Shareholders From:
Net investment income:
Class A	(7,520)	(18,741)	(5,855)	(6,156)	––	––
Class B	––	––	––	(42)	––	––
Class C	––	––	(11)	(48)	––	––
Class Y	(274)	(366)	(164)	(161)	––	––
Net realized gains:
Class A	––	(9,616)	––	––	––	(3,577)
Class B	––	(27)	––	––	––	(131)
Class C	––	(9)	––	––	––	(115)
Class Y	––	(131)	––	––	––	(42)
Tax return of capital:
Class A	(1,269)	––	––	––	––	––
Class B	––	––	––	––	––	––
Class C	––	––	––	––	––	––
Class Y	(46)	––	––	––	––	––

Total Distributions to Shareholders	(9,109)	(28,890)	(6,030)	(6,407)	––	(3,865)

Capital Share Transactions	(186,679)	(355,677)	12,458	52,355	1,827	18,924
Net Increase (Decrease) in Net Assets	157,722	(1,395,099)	34,762	(178,560)	15,422	(140,609)
Net Assets, Beginning of Period	2,268,497	3,663,596	553,570	732,130	173,573	314,182
Net Assets, End of Period	$2,426,219	$2,268,497	$588,332	$553,570	$188,995	$173,573
Undistributed (distributions in excess of) net investment income	$(503)	$2,817	$1,187	$908	$29	$(10)

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Waddell & Reed Advisors Funds

	International Growth Fund		New Concepts Fund		Science and Technology Fund
(In thousands)	Fiscal year ended 6-30-10	Fiscal year ended 6-30-09	Fiscal year ended 6-30-10	Fiscal year ended 6-30-09	Fiscal year ended 6-30-10	Fiscal year ended 6-30-09
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$4,265	$5,726	$(3,853)	$(2,326)	$(12,729)	$(4,774)
Net realized gain (loss) on investments	46,954	(116,567)	39,555	997	80,690	(19,956)
Net change in unrealized appreciation (depreciation)	(13,001)	(113,132)	193,946	(220,166)	146,931	(412,839)

Net Increase (Decrease) in Net Assets Resulting from Operations	38,218	(223,973)	229,648	(221,495)	214,892	(437,569)

Distributions to Shareholders From:
Net investment income:
Class A	(5,432)	(5,415)	––	––	––	––
Class B	(7)	––	––	––	––	––
Class C	(10)	––	––	––	––	––
Class Y	(777)	(384)	––	––	––	––
Net realized gains:
Class A	––	––	––	(134,413)	(9,111)	(169,138)
Class B	––	––	––	(4,265)	(229)	(4,579)
Class C	––	––	––	(1,608)	(76)	(1,104)
Class Y	––	––	––	(1,672)	(281)	(5,181)

Total Distributions to Shareholders	(6,226)	(5,799)	––	(141,958)	(9,697)	(180,002)

Capital Share Transactions	(29,497)	(51,339)	(19,506)	13,190	(117,200)	(5,244)

Net Increase (Decrease) in Net Assets	2,495	(281,111)	210,142	(350,263)	87,995	(622,815)
Net Assets, Beginning of Period	482,200	763,311	871,077	1,221,340	1,914,362	2,537,177
Net Assets, End of Period	$484,695	$482,200	$1,081,219	$871,077	$2,002,357	$1,914,362
Undistributed (distributions in excess of) net investment income	$3,223	$5,061	$(142)	$(97)	$(475)	$(190)

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Waddell & Reed Advisors Funds

	Small Cap Fund		Tax-Managed Equity Fund
(In thousands)	Fiscal year ended 6-30-10	Fiscal year ended 6-30-09	Fiscal year ended 6-30-10	Fiscal year ended 6-30-09
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(7,847)	$(6,995)	$41	$(49)
Net realized gain (loss) on investments	59,570	(121,184)	(1,840)	(9,331)
Net change in unrealized appreciation (depreciation)	106,110	(15,323)	7,169	(11,548)

Net Increase (Decrease) in Net Assets Resulting from Operations	157,833	(143,502)	5,370	(20,928)

Distributions to Shareholders From:
Net investment income:
Class A	––	––	(44)	––
Class B	––	––	––	––
Class C	––	––	––	––
Class Y	––	––	N/A	N/A
Net realized gains:
Class A	––	––	––	––
Class B	––	––	––	––
Class C	––	––	––	––
Class Y	––	––	N/A	N/A
Tax return of capital:
Class A	––	(1,734)	(71)	––
Class B	––	––	––	––
Class C	––	––	––	––
Class Y	––	(650)	N/A	N/A
Total Distributions to Shareholders	––	(2,384)	(115)	––
Capital Share Transactions	29,651	(53,924)	16,546	23,942
Net Increase (Decrease) in Net Assets	187,484	(199,810)	21,801	3,014
Net Assets, Beginning of Period	549,643	749,453	115,844	112,830
Net Assets, End of Period	$737,127	$549,643	$137,645	$115,844
Distributions in excess of net investment income	$(88)	$(66)	$(9)	$(5)

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Waddell & Reed Advisors Funds

	Value Fund		Vanguard Fund
(In thousands)	Fiscal year ended 6-30-10	Fiscal year ended 6-30-09	Fiscal year ended 6-30-10	Fiscal year ended 6-30-09
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,211	$4,357	$750	$3,746
Net realized gain (loss) on investments	13,074	(55,067)	7,901	(156,626)
Net change in unrealized appreciation (depreciation)	41,213	(55,064)	81,632	(284,199)

Net Increase (Decrease) in Net Assets Resulting from Operations	55,498	(105,774)	90,283	(437,079)

Distributions to Shareholders From:
Net investment income:
Class A	(2,160)	(3,924)	(2,946)	(1,010)
Class B	(7)	(78)	––	––
Class C	(6)	(34)	––	––
Class Y	(318)	(486)	(365)	(198)
Net realized gains:
Class A	––	––	––	(84,960)
Class B	––	––	––	(2,153)
Class C	––	––	––	(801)
Class Y	––	––	––	(2,902)
Tax return of capital:
Class A	(274)	––	(938)	––
Class B	(1)	––	––	––
Class C	(1)	––	––	––
Class Y	(41)	––	(116)	––
Total Distributions to Shareholders	(2,808)	(4,522)	(4,365)	(92,024)
Capital Share Transactions	24,961	(30,019)	(73,988)	(29,121)
Net Increase (Decrease) in Net Assets	77,651	(140,315)	11,930	(558,224)
Net Assets, Beginning of Period	294,022	434,337	1,073,647	1,631,871
Net Assets, End of Period	$371,673	$294,022	$1,085,577	$1,073,647
Undistributed (distributions in excess of) net investment income	$2,277	$1,772	$(195)	$2,366

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD

ACCUMULATIVE FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$5.43	$0.03	(2)	$0.50	(2)	$0.53	$(0.03)	$––	$(0.03)
Fiscal year ended 6-30-2009	7.96	0.04	(2)	(2.54	)(2)	(2.50)	(0.03)	––	(0.03)
Fiscal year ended 6-30-2008	8.42	0.02		(0.46)		(0.44)	(0.02)	––	(0.02)
Fiscal year ended 6-30-2007	6.83	0.03		1.59		1.62	(0.03)	––	(0.03)
Fiscal year ended 6-30-2006	6.28	0.01		0.54		0.55	–– *	––	–– *

Class B Shares
Fiscal year ended 6-30-2010	5.05	(0.05	)(2)	0.47	(2)	0.42	––	––	––
Fiscal year ended 6-30-2009	7.46	(0.03	)(2)	(2.38	)(2)	(2.41)	––	––	––
Fiscal year ended 6-30-2008	7.95	(0.14)		(0.35)		(0.49)	––	––	––
Fiscal year ended 6-30-2007	6.49	(0.10)		1.56		1.46	––	––	––
Fiscal year ended 6-30-2006	6.03	(0.08)		0.54		0.46	––	––	––

Class C Shares
Fiscal year ended 6-30-2010	5.09	(0.04	)(2)	0.47	(2)	0.43	––	––	––
Fiscal year ended 6-30-2009	7.50	(0.03	)(2)	(2.38	)(2)	(2.41)	––	––	––
Fiscal year ended 6-30-2008	7.99	(0.13)		(0.36)		(0.49)	––	––	––
Fiscal year ended 6-30-2007	6.52	(0.09)		1.56		1.47	––	––	––
Fiscal year ended 6-30-2006	6.06	(0.06)		0.52		0.46	––	––	––

Class Y Shares
Fiscal year ended 6-30-2010	5.44	0.04	(2)	0.50	(2)	0.54	(0.04)	––	(0.04)
Fiscal year ended 6-30-2009	7.99	0.05	(2)	(2.55	)(2)	(2.50)	(0.05)	––	(0.05)
Fiscal year ended 6-30-2008	8.43	0.04		(0.45)		(0.41)	(0.03)	––	(0.03)
Fiscal year ended 6-30-2007	6.85	0.05		1.59		1.64	(0.06)	––	(0.06)
Fiscal year ended 6-30-2006	6.29	0.03		0.54		0.57	(0.01)	––	(0.01)

*Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$5.93	9.66	%(3)	$1,035	1.18%	0.36%	1.23%	0.31%	51%
Fiscal year ended 6-30-2009	5.43	-31.42	(3)	1,132	1.21	0.60	1.25	0.56	64
Fiscal year ended 6-30-2008	7.96	-5.22	(3)	1,786	1.08	0.29	1.11	0.26	62
Fiscal year ended 6-30-2007	8.42	23.70	(3)	1,995	1.11	0.39	1.13	0.37	67
Fiscal year ended 6-30-2006	6.83	8.82	(3)	1,879	1.14	0.17	––	––	39

Class B Shares
Fiscal year ended 6-30-2010	5.47	8.32		18	2.36	-0.81	2.39	-0.84	51
Fiscal year ended 6-30-2009	5.05	-32.22		23	2.39	-0.58	2.42	-0.61	64
Fiscal year ended 6-30-2008	7.46	-6.29		46	2.11	-0.73	2.14	-0.76	62
Fiscal year ended 6-30-2007	7.95	22.50		60	2.16	-0.65	2.18	-0.67	67
Fiscal year ended 6-30-2006	6.49	7.63		59	2.21	-0.91	––	––	39

Class C Shares
Fiscal year ended 6-30-2010	5.52	8.45		7	2.23	-0.68	2.26	-0.71	51
Fiscal year ended 6-30-2009	5.09	-32.13		8	2.28	-0.46	2.31	-0.49	64
Fiscal year ended 6-30-2008	7.50	-6.13		14	2.06	-0.68	2.09	-0.71	62
Fiscal year ended 6-30-2007	7.99	22.55		18	2.11	-0.60	2.13	-0.62	67
Fiscal year ended 6-30-2006	6.52	7.59		17	2.16	-0.85	––	––	39

Class Y Shares
Fiscal year ended 6-30-2010	5.94	9.87		3	0.87	0.67	0.90	0.64	51
Fiscal year ended 6-30-2009	5.44	-31.17		3	0.97	0.85	1.00	0.82	64
Fiscal year ended 6-30-2008	7.99	- 4.99		5	0.85	0.53	0.88	0.50	62
Fiscal year ended 6-30-2007	8.43	23.93		5	0.86	0.65	0.88	0.63	67
Fiscal year ended 6-30-2006	6.85	9.13		6	0.87	0.43	––	––	39

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD

ASSET STRATEGY FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$7.40	$0.06	(2)	$0.55	(2)	$0.61	$(0.03)	$––	$(0.03)
Fiscal year ended 6-30-2009	12.72	0.12	(2)	(3.05	)(2)	(2.93)	(0.05)	(2.34)	(2.39)
Fiscal year ended 6-30-2008	10.59	0.05		2.87		2.92	(0.10)	(0.69)	(0.79)
Fiscal year ended 6-30-2007	10.49	0.12		1.45		1.57	(0.03)	(1.44)	(1.47)
Fiscal year ended 6-30-2006	7.80	0.06		2.92		2.98	(0.03)	(0.26)	(0.29)

Class B Shares
Fiscal year ended 6-30-2010	7.25	(0.02	)(2)	0.54	(2)	0.52	––	––	––
Fiscal year ended 6-30-2009	12.55	0.04	(2)	(3.01	)(2)	(2.97)	––	(2.33)	(2.33)
Fiscal year ended 6-30-2008	10.43	(0.04)		2.84		2.80	––	(0.68)	(0.68)
Fiscal year ended 6-30-2007	10.41	0.05		1.41		1.46	––	(1.44)	(1.44)
Fiscal year ended 6-30-2006	7.78	(0.01)		2.90		2.89	––	(0.26)	(0.26)

Class C Shares
Fiscal year ended 6-30-2010	7.27	(0.01	)(2)	0.53	(2)	0.52	––	––	––
Fiscal year ended 6-30-2009	12.56	0.04	(2)	(2.99	)(2)	(2.95)	––	(2.34)	(2.34)
Fiscal year ended 6-30-2008	10.44	(0.04)		2.85		2.81	––	(0.69)	(0.69)
Fiscal year ended 6-30-2007	10.41	0.05		1.42		1.47	––	(1.44)	(1.44)
Fiscal year ended 6-30-2006	7.78	(0.01)		2.90		2.89	––	(0.26)	(0.26)

Class Y Shares
Fiscal year ended 6-30-2010	7.44	0.09	(2)	0.54	(2)	0.63	(0.07)	––	(0.07)
Fiscal year ended 6-30-2009	12.75	0.15	(2)	(3.06	)(2)	(2.91)	(0.06)	(2.34)	(2.40)
Fiscal year ended 6-30-2008	10.61	0.09		2.88		2.97	(0.14)	(0.69)	(0.83)
Fiscal year ended 6-30-2007	10.51	0.12		1.47		1.59	(0.05)	(1.44)	(1.49)
Fiscal year ended 6-30-2006	7.80	0.09		2.93		3.02	(0.05)	(0.26)	(0.31)

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$7.98	8.23	%(3)	$2,724	1.17%	0.71%	1.17%	0.71%	108%
Fiscal year ended 6-30-2009	7.40	-21.19	(3)	2,461	1.20	1.34	1.20	1.34	304
Fiscal year ended 6-30-2008	12.72	27.85	(3)	3,178	1.15	0.53	1.15	0.53	110
Fiscal year ended 6-30-2007	10.59	16.77	(3)	2,048	1.20	1.39	1.20	1.39	118
Fiscal year ended 6-30-2006	10.49	38.80	(3)	1,409	1.23	0.72	––	––	116

Class B Shares
Fiscal year ended 6-30-2010	7.77	7.17		102	2.06	-0.20	2.06	-0.20	108
Fiscal year ended 6-30-2009	7.25	-21.94		114	2.08	0.43	2.08	0.43	304
Fiscal year ended 6-30-2008	12.55	26.94		183	1.99	-0.33	1.99	-0.33	110
Fiscal year ended 6-30-2007	10.43	15.73		147	2.07	0.51	2.07	0.51	118
Fiscal year ended 6-30-2006	10.41	37.60		120	2.10	-0.18	––	––	116

Class C Shares
Fiscal year ended 6-30-2010	7.79	7.15		87	1.98	-0.10	1.98	-0.10	108
Fiscal year ended 6-30-2009	7.27	-21.79		85	2.01	0.51	2.01	0.51	304
Fiscal year ended 6-30-2008	12.56	26.95		124	1.95	-0.28	1.95	-0.28	110
Fiscal year ended 6-30-2007	10.44	15.82		87	2.02	0.56	2.02	0.56	118
Fiscal year ended 6-30-2006	10.41	37.60		65	2.06	-0.11	––	––	116

Class Y Shares
Fiscal year ended 6-30-2010	8.00	8.40		49	0.87	1.01	0.87	1.01	108
Fiscal year ended 6-30-2009	7.44	-20.92		44	0.88	1.71	0.88	1.71	304
Fiscal year ended 6-30-2008	12.75	28.31		25	0.89	0.81	0.89	0.81	110
Fiscal year ended 6-30-2007	10.61	17.01		15	0.91	1.75	0.91	1.75	118
Fiscal year ended 6-30-2006	10.51	39.30		7	0.92	1.03	––	––	116

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD

CONTINENTAL INCOME FUND
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$6.57	$0.09	(2)	$0.65	(2)	$0.74	$(0.08)	$––	$(0.08)
Fiscal year ended 6-30-2009	7.97	0.11	(2)	(1.30	)(2)	(1.19)	(0.12)	(0.09)	(0.21)
Fiscal year ended 6-30-2008	8.34	0.11		0.02		0.13	(0.12)	(0.38)	(0.50)
Fiscal year ended 6-30-2007	7.69	0.11		0.86		0.97	(0.10)	(0.22)	(0.32)
Fiscal year ended 6-30-2006	7.39	0.09		0.49		0.58	(0.09)	(0.19)	(0.28)

Class B Shares
Fiscal year ended 6-30-2010	6.57	0.00	(2)	0.66	(2)	0.66	(0.01)	––	(0.01)
Fiscal year ended 6-30-2009	7.96	0.05	(2)	(1.29	)(2)	(1.24)	(0.06)	(0.09)	(0.15)
Fiscal year ended 6-30-2008	8.34	0.03		0.01		0.04	(0.04)	(0.38)	(0.42)
Fiscal year ended 6-30-2007	7.69	0.03		0.86		0.89	(0.02)	(0.22)	(0.24)
Fiscal year ended 6-30-2006	7.38	0.01		0.50		0.51	(0.01)	(0.19)	(0.20)

Class C Shares
Fiscal year ended 6-30-2010	6.57	0.02	(2)	0.66	(2)	0.68	(0.02)	––	(0.02)
Fiscal year ended 6-30-2009	7.96	0.05	(2)	(1.29	)(2)	(1.24)	(0.06)	(0.09)	(0.15)
Fiscal year ended 6-30-2008	8.34	0.03		0.01		0.04	(0.04)	(0.38)	(0.42)
Fiscal year ended 6-30-2007	7.69	0.03		0.87		0.90	(0.03)	(0.22)	(0.25)
Fiscal year ended 6-30-2006	7.38	0.02		0.49		0.51	(0.01)	(0.19)	(0.20)

Class Y Shares
Fiscal year ended 6-30-2010	6.57	0.11	(2)	0.65	(2)	0.76	(0.10)	––	(0.10)
Fiscal year ended 6-30-2009	7.97	0.14	(2)	(1.30	)(2)	(1.16)	(0.15)	(0.09)	(0.24)
Fiscal year ended 6-30-2008	8.34	0.13	(2)	0.02	(2)	0.15	(0.14)	(0.38)	(0.52)
Fiscal year ended 6-30-2007	7.69	0.14		0.86		1.00	(0.13)	(0.22)	(0.35)
Fiscal year ended 6-30-2006	7.39	0.11		0.49		0.60	(0.11)	(0.19)	(0.30)

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$7.23	11.25	%(3)	$552	1.25%	1.16%	1.27%	1.14%	68%
Fiscal year ended 6-30-2009	6.57	-14.84	(3)	547	1.28	1.63	1.28	1.63	31
Fiscal year ended 6-30-2008	7.97	1.19	(3)	434	1.21	1.33	––	––	11
Fiscal year ended 6-30-2007	8.34	12.85	(3)	469	1.23	1.32	––	––	16
Fiscal year ended 6-30-2006	7.69	7.90	(3)	464	1.23	1.17	––	––	48

Class B Shares
Fiscal year ended 6-30-2010	7.22	10.07		9	2.36	0.06	2.38	0.04	68
Fiscal year ended 6-30-2009	6.57	-15.61		11	2.29	0.61	2.29	0.61	31
Fiscal year ended 6-30-2008	7.96	0.12		13	2.15	0.38	––	––	11
Fiscal year ended 6-30-2007	8.34	11.75		15	2.19	0.35	––	––	16
Fiscal year ended 6-30-2006	7.69	6.96		16	2.20	0.19	––	––	48

Class C Shares
Fiscal year ended 6-30-2010	7.23	10.31		5	2.20	0.21	2.22	0.19	68
Fiscal year ended 6-30-2009	6.57	-15.55		6	2.23	0.68	2.23	0.68	31
Fiscal year ended 6-30-2008	7.96	0.14		5	2.13	0.41	––	––	11
Fiscal year ended 6-30-2007	8.34	11.78		6	2.17	0.37	––	––	16
Fiscal year ended 6-30-2006	7.69	6.99		6	2.18	0.21	––	––	48

Class Y Shares
Fiscal year ended 6-30-2010	7.23	11.59		5	0.92	1.49	0.94	1.47	68
Fiscal year ended 6-30-2009	6.57	-14.55		4	0.95	1.98	0.95	1.98	31
Fiscal year ended 6-30-2008	7.97	1.45		1	0.94	1.60	––	––	11
Fiscal year ended 6-30-2007	8.34	13.17		1	0.95	1.61	––	––	16
Fiscal year ended 6-30-2006	7.69	8.22		1	0.93	1.47	––	––	48

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD

CORE INVESTMENT FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital
Class A Shares
Fiscal year ended 6-30-2010	$4.10	$0.01	(2)	$0.61	(2)	$0.62	$(0.02)	$––	$––	*
Fiscal year ended 6-30-2009	5.75	0.04	(2)	(1.64	)(2)	(1.60)	(0.03)	(0.02)	––
Fiscal year ended 6-30-2008	6.64	0.02		(0.13)		(0.11)	(0.04)	(0.74)	––
Fiscal year ended 6-30-2007	6.69	0.05		0.94		0.99	(0.05)	(0.99)	––
Fiscal year ended 6-30-2006	5.78	0.02		0.91		0.93	(0.02)	––	––

Class B Shares
Fiscal year ended 6-30-2010	3.80	(0.05	)(2)	0.58	(2)	0.53	––	––	––
Fiscal year ended 6-30-2009	5.34	(0.01	)(2)	(1.53	)(2)	(1.54)	––	–– *	––
Fiscal year ended 6-30-2008	6.20	(0.04	)(2)	(0.12	)(2)	(0.16)	––	(0.70)	––
Fiscal year ended 6-30-2007	6.33	(0.02	)(2)	0.89	(2)	0.87	(0.01)	(0.99)	––
Fiscal year ended 6-30-2006	5.51	(0.09)		0.91		0.82	––	––	––

Class C Shares
Fiscal year ended 6-30-2010	3.83	(0.04	)(2)	0.58	(2)	0.54	––	––	––
Fiscal year ended 6-30-2009	5.36	(0.01	)(2)	(1.52	)(2)	(1.53)	––	–– *	––
Fiscal year ended 6-30-2008	6.23	(0.04	)(2)	(0.12	)(2)	(0.16)	––	(0.71)	––
Fiscal year ended 6-30-2007	6.35	(0.01	)(2)	0.89	(2)	0.88	(0.01)	(0.99)	––
Fiscal year ended 6-30-2006	5.53	(0.07)		0.89		0.82	––	––	––

Class Y Shares
Fiscal year ended 6-30-2010	4.10	0.03	(2)	0.61	(2)	0.64	(0.03)	––	––	*
Fiscal year ended 6-30-2009	5.75	0.06	(2)	(1.65	)(2)	(1.59)	(0.05)	(0.01)	––
Fiscal year ended 6-30-2008	6.64	0.05		(0.14)		(0.09)	(0.06)	(0.74)	––
Fiscal year ended 6-30-2007	6.69	0.06		0.95		1.01	(0.07)	(0.99)	––
Fiscal year ended 6-30-2006	5.78	0.05		0.90		0.95	(0.04)	––	––

*Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$(0.02)	$4.70	15.04	%(3)	$2,343	1.16%	0.18%	1.18%	0.16%	102%
Fiscal year ended 6-30-2009	(0.05)	4.10	-27.78	(3)	2,197	1.19	0.89	1.21	0.87	129
Fiscal year ended 6-30-2008	(0.78)	5.75	-2.61	(3)	3,544	1.07	0.34	1.08	0.33	73
Fiscal year ended 6-30-2007	(1.04)	6.64	16.01	(3)	4,134	1.07	0.78	1.08	0.77	118
Fiscal year ended 6-30-2006	(0.02)	6.69	16.10	(3)	3,975	1.09	0.30	––	––	63

Class B Shares
Fiscal year ended 6-30-2010	––	4.33	13.95		24	2.37	-1.03	2.39	-1.05	102
Fiscal year ended 6-30-2009	–– *	3.80	-28.78		28	2.41	-0.35	2.43	-0.37	129
Fiscal year ended 6-30-2008	(0.70)	5.34	-3.58		59	2.12	-0.69	2.13	-0.70	73
Fiscal year ended 6-30-2007	(1.00)	6.20	14.80		81	2.13	-0.29	2.14	-0.30	118
Fiscal year ended 6-30-2006	––	6.33	14.88		80	2.19	-0.80	––	––	63

Class C Shares
Fiscal year ended 6-30-2010	––	4.37	14.10		12	2.18	-0.85	2.20	-0.87	102
Fiscal year ended 6-30-2009	–– *	3.83	-28.49		11	2.26	-0.18	2.28	-0.20	129
Fiscal year ended 6-30-2008	(0.71)	5.36	-3.66		19	2.06	-0.64	2.07	-0.65	73
Fiscal year ended 6-30-2007	(1.00)	6.23	14.94		23	2.08	-0.23	2.09	-0.24	118
Fiscal year ended 6-30-2006	––	6.35	14.83		20	2.15	-0.77	––	––	63

Class Y Shares
Fiscal year ended 6-30-2010	(0.03)	4.71	15.48		47	0.83	0.54	0.85	0.52	102
Fiscal year ended 6-30-2009	(0.06)	4.10	-27.53		32	0.83	1.27	0.85	1.25	129
Fiscal year ended 6-30-2008	(0.80)	5.75	-2.35		42	0.80	0.62	0.81	0.61	73
Fiscal year ended 6-30-2007	(1.06)	6.64	16.32		55	0.79	1.06	0.80	1.05	118
Fiscal year ended 6-30-2006	(0.04)	6.69	16.43		47	0.80	0.55	––	––	63

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD

DIVIDEND OPPORTUNITIES FUND(1)
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$11.07	$0.12	(2)	$0.47	(2)	$0.59	$(0.12)	$––	$(0.12)
Fiscal year ended 6-30-2009	16.09	0.14	(2)	(5.02	)(2)	(4.88)	(0.14)	––	(0.14)
Fiscal year ended 6-30-2008	16.79	0.11		(0.46)		(0.35)	(0.11)	(0.24)	(0.35)
Fiscal year ended 6-30-2007	14.76	0.18		2.27		2.45	(0.18)	(0.24)	(0.42)
Fiscal year ended 6-30-2006	12.51	0.16		2.25		2.41	(0.16)	––	(0.16)

Class B Shares
Fiscal year ended 6-30-2010	10.97	(0.01	)(2)	0.47	(2)	0.46	––	––	––
Fiscal year ended 6-30-2009	15.95	0.01	(2)	(4.97	)(2)	(4.96)	(0.02)	––	(0.02)
Fiscal year ended 6-30-2008	16.72	(0.04)		(0.46)		(0.50)	(0.03)	(0.24)	(0.27)
Fiscal year ended 6-30-2007	14.71	0.04		2.25		2.29	(0.04)	(0.24)	(0.28)
Fiscal year ended 6-30-2006	12.46	0.03		2.24		2.27	(0.02)	––	(0.02)

Class C Shares
Fiscal year ended 6-30-2010	10.99	0.01	(2)	0.47	(2)	0.48	(0.01)	––	(0.01)
Fiscal year ended 6-30-2009	15.97	0.03	(2)	(4.98	)(2)	(4.95)	(0.03)	––	(0.03)
Fiscal year ended 6-30-2008	16.73	(0.03)		(0.46)		(0.49)	(0.03)	(0.24)	(0.27)
Fiscal year ended 6-30-2007	14.71	0.05		2.26		2.31	(0.05)	(0.24)	(0.29)
Fiscal year ended 6-30-2006	12.47	0.04		2.23		2.27	(0.03)	––	(0.03)

Class Y Shares
Fiscal year ended 6-30-2010	11.08	0.17	(2)	0.47	(2)	0.64	(0.18)	––	(0.18)
Fiscal year ended 6-30-2009	16.09	0.19	(2)	(5.02	)(2)	(4.83)	(0.18)	––	(0.18)
Fiscal year ended 6-30-2008	16.79	0.18		(0.47)		(0.29)	(0.17)	(0.24)	(0.41)
Fiscal year ended 6-30-2007	14.76	0.24		2.27		2.51	(0.24)	(0.24)	(0.48)
Fiscal year ended 6-30-2006	12.51	0.20		2.25		2.45	(0.20)	––	(0.20)

(1)Dividend Opportunities Fund (formerly Dividend Income Fund) changed its name and investment objective effective June 2, 2008.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$11.54	5.28	%(3)	$553	1.33%	0.96%	50%
Fiscal year ended 6-30-2009	11.07	-30.36	(3)	512	1.40	1.21	25
Fiscal year ended 6-30-2008	16.09	-2.22	(3)	667	1.25	0.67	29
Fiscal year ended 6-30-2007	16.79	16.87	(3)	559	1.25	1.18	28
Fiscal year ended 6-30-2006	14.76	19.31	(3)	365	1.27	1.17	15

Class B Shares
Fiscal year ended 6-30-2010	11.43	4.19		13	2.40	-0.08	50
Fiscal year ended 6-30-2009	10.97	-31.06		17	2.42	0.12	25
Fiscal year ended 6-30-2008	15.95	-3.12		30	2.16	-0.21	29
Fiscal year ended 6-30-2007	16.72	15.72		31	2.19	0.25	28
Fiscal year ended 6-30-2006	14.71	18.24		22	2.20	0.22	15

Class C Shares
Fiscal year ended 6-30-2010	11.46	4.36		11	2.24	0.06	50
Fiscal year ended 6-30-2009	10.99	-30.96		14	2.30	0.27	25
Fiscal year ended 6-30-2008	15.97	-3.03		22	2.10	-0.15	29
Fiscal year ended 6-30-2007	16.73	15.85		24	2.12	0.32	28
Fiscal year ended 6-30-2006	14.71	18.22		18	2.14	0.29	15

Class Y Shares
Fiscal year ended 6-30-2010	11.54	5.63		11	0.92	1.37	50
Fiscal year ended 6-30-2009	11.08	-30.00		10	0.96	1.66	25
Fiscal year ended 6-30-2008	16.09	-1.90		13	0.91	1.05	29
Fiscal year ended 6-30-2007	16.79	17.25		15	0.92	1.52	28
Fiscal year ended 6-30-2006	14.76	19.71		12	0.94	1.49	15

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD

ENERGY FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$8.99	$(0.06	)(1)	$0.79	(1)	$0.73	$––	$––	$––
Fiscal year ended 6-30-2009	17.73	(0.06	)(1)	(8.46	)(1)	(8.52)	––	(0.22)	(0.22)
Fiscal year ended 6-30-2008	12.45	(0.07)		5.35		5.28	––	––	––
Fiscal year ended 6-30-2007	10.43	(0.04)		2.06		2.02	––	––	––
Fiscal year ended 6-30-2006(3)	10.00	0.00		0.43		0.43	––	––	––

Class B Shares
Fiscal year ended 6-30-2010	8.68	(0.16	)(1)	0.77	(1)	0.61	––	––	––
Fiscal year ended 6-30-2009	17.32	(0.17	)(1)	(8.26	)(1)	(8.43)	––	(0.21)	(0.21)
Fiscal year ended 6-30-2008	12.28	(0.16)		5.20		5.04	––	––	––
Fiscal year ended 6-30-2007	10.39	(0.14)		2.03		1.89	––	––	––
Fiscal year ended 6-30-2006(3)	10.00	(0.03)		0.42		0.39	––	––	––

Class C Shares
Fiscal year ended 6-30-2010	8.77	(0.14	)(1)	0.78	(1)	0.64	––	––	––
Fiscal year ended 6-30-2009	17.43	(0.14	)(1)	(8.31	)(1)	(8.45)	––	(0.21)	(0.21)
Fiscal year ended 6-30-2008	12.34	(0.18)		5.27		5.09	––	––	––
Fiscal year ended 6-30-2007	10.41	(0.14)		2.07		1.93	––	––	––
Fiscal year ended 6-30-2006(3)	10.00	(0.02)		0.43		0.41	––	––	––

Class Y Shares
Fiscal year ended 6-30-2010	9.09	0.01	(1)	0.79	(1)	0.80	––	––	––
Fiscal year ended 6-30-2009	17.93	0.01	(1)	(8.57	)(1)	(8.56)	––	(0.28)	(0.28)
Fiscal year ended 6-30-2008	12.53	(0.04)		5.44		5.40	––	––	––
Fiscal year ended 6-30-2007	10.44	0.00		2.09		2.09	––	––	––
Fiscal year ended 6-30-2006(3)	10.00	0.01		0.43		0.44	––	––	––

(1)Based on average weekly shares outstanding.

(2)Total return calculated without taking into account the sales load deducted on an initial purchase.

(3)For the period from March 1, 2006 (commencement of operations of the class) through June 30, 2006.

(4)Annualized.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$9.72	8.12	%(2)	$178	1.71%		-0.53%		25%
Fiscal year ended 6-30-2009	8.99	-47.91	(2)	162	1.82		-0.58		10
Fiscal year ended 6-30-2008	17.73	42.41	(2)	291	1.54		-0.60		12
Fiscal year ended 6-30-2007	12.45	19.37	(2)	136	1.74		-0.42		19
Fiscal year ended 6-30-2006(3)	10.43	4.30	(2)	105	1.86	(4)	0.00	(4)	4

Class B Shares
Fiscal year ended 6-30-2010	9.29	7.03		5	2.79		-1.61		25
Fiscal year ended 6-30-2009	8.68	-48.50		5	2.95		-1.73		10
Fiscal year ended 6-30-2008	17.32	41.04		11	2.48		-1.53		12
Fiscal year ended 6-30-2007	12.28	18.19		6	2.72		-1.41		19
Fiscal year ended 6-30-2006(3)	10.39	3.90		5	2.78	(4)	-0.92	(4)	4

Class C Shares
Fiscal year ended 6-30-2010	9.41	7.30		5	2.51		-1.34		25
Fiscal year ended 6-30-2009	8.77	-48.30		5	2.66		-1.44		10
Fiscal year ended 6-30-2008	17.43	41.25		10	2.32		-1.38		12
Fiscal year ended 6-30-2007	12.34	18.54		6	2.51		-1.19		19
Fiscal year ended 6-30-2006(3)	10.41	4.10		6	2.58	(4)	-0.73	(4)	4

Class Y Shares
Fiscal year ended 6-30-2010	9.89	8.80		2	1.12		0.07		25
Fiscal year ended 6-30-2009	9.09	-47.53		2	1.15		0.07		10
Fiscal year ended 6-30-2008	17.93	43.10		2	1.12		-0.17		12
Fiscal year ended 6-30-2007	12.53	20.02		1	1.21		0.07		19
Fiscal year ended 6-30-2006(3)	10.44	4.40		1	1.46	(4)	0.29	(4)	4

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD

INTERNATIONAL GROWTH FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$7.12	$0.06	(2)	$0.45	(2)	$0.51	$(0.09)	$––	$(0.09)
Fiscal year ended 6-30-2009	10.16	0.08	(2)	(3.04	)(2)	(2.96)	(0.08)	––	(0.08)
Fiscal year ended 6-30-2008	10.38	0.07		(0.24)		(0.17)	(0.05)	––	(0.05)
Fiscal year ended 6-30-2007	8.28	0.05		2.07		2.12	(0.02)	––	(0.02)
Fiscal year ended 6-30-2006	6.54	0.03		1.78		1.81	(0.07)	––	(0.07)

Class B Shares
Fiscal year ended 6-30-2010	6.65	(0.04	)(2)	0.43	(2)	0.39	(0.01)	––	(0.01)
Fiscal year ended 6-30-2009	9.50	(0.02	)(2)	(2.83	)(2)	(2.85)	––	––	––
Fiscal year ended 6-30-2008	9.77	(0.20)		(0.07)		(0.27)	––	––	––
Fiscal year ended 6-30-2007	7.86	(0.16)		2.07		1.91	––	––	––
Fiscal year ended 6-30-2006	6.23	(0.09)		1.72		1.63	––	––	––

Class C Shares
Fiscal year ended 6-30-2010	6.85	(0.03	)(2)	0.44	(2)	0.41	(0.02)	––	(0.02)
Fiscal year ended 6-30-2009	9.75	0.00	(2)	(2.90	)(2)	(2.90)	––	––	––
Fiscal year ended 6-30-2008	10.01	(0.09)		(0.17)		(0.26)	––	––	––
Fiscal year ended 6-30-2007	8.04	(0.09)		2.06		1.97	––	––	––
Fiscal year ended 6-30-2006	6.36	(0.05)		1.73		1.68	––	––	––

Class Y Shares
Fiscal year ended 6-30-2010	7.13	0.11	(2)	0.44	(2)	0.55	(0.13)	––	(0.13)
Fiscal year ended 6-30-2009	10.18	0.12	(2)	(3.05	)(2)	(2.93)	(0.12)	––	(0.12)
Fiscal year ended 6-30-2008	10.40	0.12		(0.25)		(0.13)	(0.09)	––	(0.09)
Fiscal year ended 6-30-2007	8.30	0.09		2.07		2.16	(0.06)	––	(0.06)
Fiscal year ended 6-30-2006	6.56	0.06		1.78		1.84	(0.10)	––	(0.10)

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$7.54	7.04	%(3)	$431	1.52%	0.75%	1.55%	0.72%	88%
Fiscal year ended 6-30-2009	7.12	-29.01	(3)	448	1.59	1.13	1.62	1.10	85
Fiscal year ended 6-30-2008	10.16	-1.65	(3)	710	1.42	0.69	1.45	0.66	71
Fiscal year ended 6-30-2007	10.38	25.67	(3)	794	1.46	0.53	1.48	0.51	90
Fiscal year ended 6-30-2006	8.28	27.74	(3)	714	1.53	0.31	––	––	84

Class B Shares
Fiscal year ended 6-30-2010	7.03	5.81		5	2.72	-0.56	2.75	-0.59	88
Fiscal year ended 6-30-2009	6.65	-30.00		8	2.89	-0.31	2.92	-0.34	85
Fiscal year ended 6-30-2008	9.50	-2.76		15	2.50	-0.49	2.53	-0.52	71
Fiscal year ended 6-30-2007	9.77	24.30		21	2.58	-0.63	2.60	-0.65	90
Fiscal year ended 6-30-2006	7.86	26.16		22	2.68	-0.84	––	––	84

Class C Shares
Fiscal year ended 6-30-2010	7.24	5.97		3	2.49	-0.31	2.52	-0.34	88
Fiscal year ended 6-30-2009	6.85	-29.74		4	2.66	0.00	2.69	-0.03	85
Fiscal year ended 6-30-2008	9.75	-2.60		6	2.35	-0.31	2.38	-0.34	71
Fiscal year ended 6-30-2007	10.01	24.50		7	2.42	-0.45	2.44	-0.47	90
Fiscal year ended 6-30-2006	8.04	26.42		8	2.49	-0.62	––	––	84

Class Y Shares
Fiscal year ended 6-30-2010	7.55	7.49		46	1.06	1.30	1.09	1.27	88
Fiscal year ended 6-30-2009	7.13	-28.62		23	1.07	1.74	1.10	1.71	85
Fiscal year ended 6-30-2008	10.18	-1.31		32	1.06	1.03	1.09	1.00	71
Fiscal year ended 6-30-2007	10.40	26.14		42	1.07	0.96	1.09	0.94	90
Fiscal year ended 6-30-2006	8.30	28.26		33	1.08	0.76	––	––	84

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD

NEW CONCEPTS FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$6.98	$(0.03	)(2)	$1.86	(2)	$1.83	$––	$––	$––
Fiscal year ended 6-30-2009	10.31	(0.02	)(2)	(1.99	)(2)	(2.01)	––	(1.32)	(1.32)
Fiscal year ended 6-30-2008	12.27	(0.07)		(1.05)		(1.12)	––	(0.84)	(0.84)
Fiscal year ended 6-30-2007	10.44	(0.04)		1.87		1.83	––	––	––
Fiscal year ended 6-30-2006	9.13	(0.02)		1.33		1.31	––	––	––

Class B Shares
Fiscal year ended 6-30-2010	5.99	(0.11	)(2)	1.60	(2)	1.49	––	––	––
Fiscal year ended 6-30-2009	9.21	(0.09	)(2)	(1.82	)(2)	(1.91)	––	(1.31)	(1.31)
Fiscal year ended 6-30-2008	11.16	(0.17	)(2)	(0.94	)(2)	(1.11)	––	(0.84)	(0.84)
Fiscal year ended 6-30-2007	9.60	(0.26)		1.82		1.56	––	––	––
Fiscal year ended 6-30-2006	8.48	(0.15)		1.27		1.12	––	––	––

Class C Shares
Fiscal year ended 6-30-2010	6.08	(0.10	)(2)	1.63	(2)	1.53	––	––	––
Fiscal year ended 6-30-2009	9.31	(0.08	)(2)	(1.84	)(2)	(1.92)	––	(1.31)	(1.31)
Fiscal year ended 6-30-2008	11.26	(0.23)		(0.88)		(1.11)	––	(0.84)	(0.84)
Fiscal year ended 6-30-2007	9.67	(0.20)		1.79		1.59	––	––	––
Fiscal year ended 6-30-2006	8.53	(0.10)		1.24		1.14	––	––	––

Class Y Shares
Fiscal year ended 6-30-2010	7.36	0.01	(2)	1.96	(2)	1.97	––	––	––
Fiscal year ended 6-30-2009	10.78	0.02	(2)	(2.08	)(2)	(2.06)	––	(1.36)	(1.36)
Fiscal year ended 6-30-2008	12.74	0.02		(1.14)		(1.12)	––	(0.84)	(0.84)
Fiscal year ended 6-30-2007	10.80	(0.01)		1.95		1.94	––	––	––
Fiscal year ended 6-30-2006	9.41	0.04		1.35		1.39	––	––	––

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$8.81	26.22	%(3)	$1,040	1.48%	-0.33%	1.50%	-0.35%	55%
Fiscal year ended 6-30-2009	6.98	-16.42	(3)	832	1.59	-0.23	1.61	-0.25	35
Fiscal year ended 6-30-2008	10.31	-9.96	(3)	1,149	1.43	-0.57	1.44	-0.58	43
Fiscal year ended 6-30-2007	12.27	17.53	(3)	1,350	1.43	-0.36	1.44	-0.37	27
Fiscal year ended 6-30-2006	10.44	14.35	(3)	1,253	1.44	-0.16	––	––	21

Class B Shares
Fiscal year ended 6-30-2010	7.48	24.88		19	2.58	-1.43	2.60	-1.45	55
Fiscal year ended 6-30-2009	5.99	-17.48		20	2.78	-1.42	2.80	-1.44	35
Fiscal year ended 6-30-2008	9.21	-10.90		36	2.46	-1.61	2.47	-1.62	43
Fiscal year ended 6-30-2007	11.16	16.25		53	2.47	-1.40	2.48	-1.41	27
Fiscal year ended 6-30-2006	9.60	13.21		55	2.49	-1.21	––	––	21

Class C Shares
Fiscal year ended 6-30-2010	7.61	25.17		9	2.44	-1.29	2.46	-1.31	55
Fiscal year ended 6-30-2009	6.08	-17.35		8	2.63	-1.27	2.65	-1.29	35
Fiscal year ended 6-30-2008	9.31	-10.79		14	2.35	-1.50	2.36	-1.51	43
Fiscal year ended 6-30-2007	11.26	16.44		18	2.35	-1.28	2.36	-1.29	27
Fiscal year ended 6-30-2006	9.67	13.36		19	2.37	-1.09	––	––	21

Class Y Shares
Fiscal year ended 6-30-2010	9.33	26.77		12	1.04	0.10	1.06	0.08	55
Fiscal year ended 6-30-2009	7.36	-15.93		11	1.05	0.31	1.07	0.29	35
Fiscal year ended 6-30-2008	10.78	-9.65		22	1.04	-0.18	1.05	-0.19	43
Fiscal year ended 6-30-2007	12.74	18.06		30	1.04	0.03	1.05	0.02	27
Fiscal year ended 6-30-2006	10.80	14.77		24	1.04	0.23	––	––	21

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD

SCIENCE AND TECHNOLOGY FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$7.76	$(0.05	)(2)	$0.89	(2)	$0.84	$––	$(0.04)	$(0.04)
Fiscal year ended 6-30-2009	10.44	(0.02	)(2)	(1.86	)(2)	(1.88)	––	(0.80)	(0.80)
Fiscal year ended 6-30-2008	12.53	(0.05)		0.41		0.36	––	(2.45)	(2.45)
Fiscal year ended 6-30-2007	11.13	(0.09)		2.37		2.28	––	(0.88)	(0.88)
Fiscal year ended 6-30-2006	10.80	(0.09)		1.50		1.41	––	(1.08)	(1.08)

Class B Shares
Fiscal year ended 6-30-2010	6.51	(0.13	)(2)	0.76	(2)	0.63	––	(0.04)	(0.04)
Fiscal year ended 6-30-2009	8.97	(0.10	)(2)	(1.62	)(2)	(1.72)	––	(0.74)	(0.74)
Fiscal year ended 6-30-2008	11.05	(0.17)		0.40		0.23	––	(2.31)	(2.31)
Fiscal year ended 6-30-2007	10.02	(0.26)		2.17		1.91	––	(0.88)	(0.88)
Fiscal year ended 6-30-2006	9.93	(0.18)		1.35		1.17	––	(1.08)	(1.08)

Class C Shares
Fiscal year ended 6-30-2010	6.54	(0.12	)(2)	0.76	(2)	0.64	––	(0.04)	(0.04)
Fiscal year ended 6-30-2009	9.01	(0.09	)(2)	(1.64	)(2)	(1.73)	––	(0.74)	(0.74)
Fiscal year ended 6-30-2008	11.09	(0.14	)(2)	0.38	(2)	0.24	––	(2.32)	(2.32)
Fiscal year ended 6-30-2007	10.05	(0.19	)(2)	2.11	(2)	1.92	––	(0.88)	(0.88)
Fiscal year ended 6-30-2006	9.96	(0.20	)(2)	1.37	(2)	1.17	––	(1.08)	(1.08)

Class Y Shares
Fiscal year ended 6-30-2010	8.29	(0.02	)(2)	0.95	(2)	0.93	––	(0.04)	(0.04)
Fiscal year ended 6-30-2009	11.06	0.01	(2)	(1.96	)(2)	(1.95)	––	(0.82)	(0.82)
Fiscal year ended 6-30-2008	13.13	(0.01	)(2)	0.43	(2)	0.42	––	(2.49)	(2.49)
Fiscal year ended 6-30-2007	11.60	(0.05	)(2)	2.46	(2)	2.41	––	(0.88)	(0.88)
Fiscal year ended 6-30-2006	11.18	(0.09)		1.59		1.50	––	(1.08)	(1.08)

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$8.56	10.79	%(3)	$1,893	1.39%	-0.57%	1.40%	-0.58%	46%
Fiscal year ended 6-30-2009	7.76	-16.07	(3)	1,802	1.42	-0.23	1.43	-0.24	51
Fiscal year ended 6-30-2008	10.44	1.84	(3)	2,386	1.32	-0.38	1.33	-0.39	70
Fiscal year ended 6-30-2007	12.53	21.42	(3)	2,556	1.34	-0.77	1.35	-0.78	68
Fiscal year ended 6-30-2006	11.13	13.16	(3)	2,312	1.35	-0.79	––	––	92

Class B Shares
Fiscal year ended 6-30-2010	7.10	9.64		34	2.52	-1.69	2.53	-1.70	46
Fiscal year ended 6-30-2009	6.51	-17.08		40	2.62	-1.44	2.63	-1.45	51
Fiscal year ended 6-30-2008	8.97	0.81		63	2.38	-1.45	2.39	-1.46	70
Fiscal year ended 6-30-2007	11.05	20.05		80	2.46	-1.89	2.47	-1.90	68
Fiscal year ended 6-30-2006	10.02	11.83		80	2.49	-1.93	––	––	92

Class C Shares
Fiscal year ended 6-30-2010	7.14	9.74		13	2.40	-1.58	2.41	-1.59	46
Fiscal year ended 6-30-2009	6.54	-17.08		12	2.55	-1.36	2.56	-1.37	51
Fiscal year ended 6-30-2008	9.01	0.88		15	2.34	-1.40	2.35	-1.41	70
Fiscal year ended 6-30-2007	11.09	20.08		17	2.42	-1.85	2.43	-1.86	68
Fiscal year ended 6-30-2006	10.05	11.80		15	2.47	-1.91	––	––	92

Class Y Shares
Fiscal year ended 6-30-2010	9.18	11.19		63	1.04	-0.22	1.05	-0.23	46
Fiscal year ended 6-30-2009	8.29	-15.72		60	1.03	0.17	1.04	0.16	51
Fiscal year ended 6-30-2008	11.06	2.21		73	1.01	-0.06	1.02	-0.07	70
Fiscal year ended 6-30-2007	13.13	21.69		60	1.01	-0.43	1.02	-0.44	68
Fiscal year ended 6-30-2006	11.60	13.54		17	1.03	-0.47	––	––	92

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD

SMALL CAP FUND
	Net Asset Value, Beginning of Period	Net Investment Loss		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital
Class A Shares
Fiscal year ended 6-30-2010	$9.26	$(0.14	)(2)	$2.75	(2)	$2.61	$––	$––	$––
Fiscal year ended 6-30-2009	11.43	(0.12	)(2)	(2.01	)(2)	(2.13)	––	––	(0.04)
Fiscal year ended 6-30-2008	15.02	(0.14)		(1.52)		(1.66)	––	(1.90)	(0.03)
Fiscal year ended 6-30-2007	15.31	(0.14)		2.04		1.90	––	(2.19)	––
Fiscal year ended 6-30-2006	15.29	(0.14)		1.53		1.39	––	(1.37)	––

Class B Shares
Fiscal year ended 6-30-2010	8.29	(0.23	)(2)	2.47	(2)	2.24	––	––	––
Fiscal year ended 6-30-2009	10.29	(0.20	)(2)	(1.80	)(2)	(2.00)	––	––	––
Fiscal year ended 6-30-2008	13.78	(0.43)		(1.18)		(1.61)	––	(1.88)	––
Fiscal year ended 6-30-2007	14.34	(0.34)		1.97		1.63	––	(2.19)	––
Fiscal year ended 6-30-2006	14.53	(0.29)		1.47		1.18	––	(1.37)	––

Class C Shares
Fiscal year ended 6-30-2010	8.48	(0.21	)(2)	2.52	(2)	2.31	––	––	––
Fiscal year ended 6-30-2009	10.50	(0.18	)(2)	(1.84	)(2)	(2.02)	––	––	––
Fiscal year ended 6-30-2008	14.01	(0.34)		(1.29)		(1.63)	––	(1.88)	––
Fiscal year ended 6-30-2007	14.53	(0.36)		2.03		1.67	––	(2.19)	––
Fiscal year ended 6-30-2006	14.69	(0.26)		1.47		1.21	––	(1.37)	––

Class Y Shares
Fiscal year ended 6-30-2010	9.74	(0.08	)(2)	2.90	(2)	2.82	––	––	––
Fiscal year ended 6-30-2009	11.93	(0.06	)(2)	(2.09	)(2)	(2.15)	––	––	(0.04)
Fiscal year ended 6-30-2008	15.59	(0.10)		(1.56)		(1.66)	––	(1.93)	(0.07)
Fiscal year ended 6-30-2007	15.74	(0.08)		2.12		2.04	––	(2.19)	––
Fiscal year ended 6-30-2006	15.61	(0.09)		1.59		1.50	––	(1.37)	––

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Total Distributions	Ne Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$––	$11.87	28.19	%(3)	$510	1.62%	-1.23%	1.64%	-1.25%	58%
Fiscal year ended 6-30-2009	(0.04)	9.26	-18.53	(3)	373	1.79	-1.41	1.81	-1.43	87
Fiscal year ended 6-30-2008	(1.93)	11.43	-12.57	(3)	498	1.55	-1.04	1.57	-1.06	85
Fiscal year ended 6-30-2007	(2.19)	15.02	13.73	(3)	624	1.55	-0.93	1.57	-0.95	88
Fiscal year ended 6-30-2006	(1.37)	15.31	9.13	(3)	646	1.54	-0.90	––	––	92

Class B Shares
Fiscal year ended 6-30-2010	––	10.53	27.02		21	2.68	-2.28	2.70	-2.30	58
Fiscal year ended 6-30-2009	––	8.29	-19.44		23	2.85	-2.47	2.87	-2.49	87
Fiscal year ended 6-30-2008	(1.88)	10.29	-13.39		40	2.48	-1.95	2.50	-1.97	85
Fiscal year ended 6-30-2007	(2.19)	13.78	12.69		65	2.48	-1.86	2.50	-1.88	88
Fiscal year ended 6-30-2006	(1.37)	14.34	8.12		75	2.46	-1.82	––	––	92

Class C Shares
Fiscal year ended 6-30-2010	––	10.79	27.24		11	2.45	-2.05	2.47	-2.07	58
Fiscal year ended 6-30-2009	––	8.48	-19.24		9	2.65	-2.27	2.67	-2.29	87
Fiscal year ended 6-30-2008	(1.88)	10.50	-13.30		13	2.37	-1.85	2.39	-1.87	85
Fiscal year ended 6-30-2007	(2.19)	14.01	12.81		19	2.39	-1.76	2.41	-1.78	88
Fiscal year ended 6-30-2006	(1.37)	14.53	8.24		23	2.38	-1.74	––	––	92

Class Y Shares
Fiscal year ended 6-30-2010	––	12.56	28.95		195	1.05	-0.66	1.07	-0.68	58
Fiscal year ended 6-30-2009	(0.04)	9.74	-17.92		145	1.06	-0.68	1.08	-0.70	87
Fiscal year ended 6-30-2008	(2.00)	11.93	-12.14		198	1.04	-0.53	1.06	-0.55	85
Fiscal year ended 6-30-2007	(2.19)	15.59	14.28		241	1.04	-0.42	1.06	-0.44	88
Fiscal year ended 6-30-2006	(1.37)	15.74	9.68		233	1.06	-0.41	––	––	92

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD

TAX-MANAGED EQUITY FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income		Distributions From Net Realized Gains	Distributions From Return of Capital
Class A Shares
Fiscal year ended 6-30-2010	$9.32	$0.00	(2)	$0.54	(2)	$0.54	$––	*	$––	$(0.01)
Fiscal year ended 6-30-2009	11.65	0.00	(2)	(2.33	)(2)	(2.33)	––		––	––
Fiscal year ended 6-30-2008	10.99	(0.02)		0.68		0.66	––		––	––
Fiscal year ended 6-30-2007	9.32	(0.03)		1.70		1.67	––		––	––
Fiscal year ended 6-30-2006	8.74	(0.04)		0.62		0.58	––		––	––

Class B Shares
Fiscal year ended 6-30-2010	8.61	(0.08	)(2)	0.48	(2)	0.40	––		––	––
Fiscal year ended 6-30-2009	10.86	(0.09	)(2)	(2.16	)(2)	(2.25)	––		––	––
Fiscal year ended 6-30-2008	10.34	(0.11	)(2)	0.63	(2)	0.52	––		––	––
Fiscal year ended 6-30-2007	8.85	(0.11	)(2)	1.60	(2)	1.49	––		––	––
Fiscal year ended 6-30-2006	8.37	(0.16)		0.64		0.48	––		––	––

Class C Shares
Fiscal year ended 6-30-2010	8.58	(0.08	)(2)	0.49	(2)	0.41	––		––	––
Fiscal year ended 6-30-2009	10.83	(0.08	)(2)	(2.17	)(2)	(2.25)	––		––	––
Fiscal year ended 6-30-2008	10.30	(0.11	)(2)	0.64	(2)	0.53	––		––	––
Fiscal year ended 6-30-2007	8.83	(0.12	)(2)	1.59	(2)	1.47	––		––	––
Fiscal year ended 6-30-2006	8.35	(0.14)		0.62		0.48	––		––	––

*Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$(0.01)	$9.85	5.78	%(3)	$133	1.18%	0.06%	1.19%	0.05%	33%
Fiscal year ended 6-30-2009	––	9.32	-20.00	(3)	111	1.32	0.00	1.33	-0.01	44
Fiscal year ended 6-30-2008	––	11.65	6.01	(3)	106	1.24	-0.09	––	––	27
Fiscal year ended 6-30-2007	––	10.99	17.92	(3)	75	1.31	-0.29	––	––	55
Fiscal year ended 6-30-2006	––	9.32	6.64	(3)	65	1.32	-0.44	––	––	100

Class B Shares
Fiscal year ended 6-30-2010	––	9.01	4.65		2	2.11	-0.87	––	––	33
Fiscal year ended 6-30-2009	––	8.61	-20.72		2	2.31	-1.02	––	––	44
Fiscal year ended 6-30-2008	––	10.86	5.03		3	2.13	-1.01	––	––	27
Fiscal year ended 6-30-2007	––	10.34	16.84		4	2.22	-1.20	––	––	55
Fiscal year ended 6-30-2006	––	8.85	5.73		4	2.24	-1.37	––	––	100

Class C Shares
Fiscal year ended 6-30-2010	––	8.99	4.78		3	2.08	-0.83	––	––	33
Fiscal year ended 6-30-2009	––	8.58	-20.78		3	2.25	-0.95	––	––	44
Fiscal year ended 6-30-2008	––	10.83	5.15		4	2.14	-1.00	––	––	27
Fiscal year ended 6-30-2007	––	10.30	16.65		3	2.27	-1.26	––	––	55
Fiscal year ended 6-30-2006	––	8.83	5.75		3	2.28	-1.41	––	––	100

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD

VALUE FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital		Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$8.27	$0.04	(2)	$1.59	(2)	$1.63	$(0.07)	$––	$(0.01)		$(0.08)
Fiscal year ended 6-30-2009	11.09	0.12	(2)	(2.82	)(2)	(2.70)	(0.12)	––	––		(0.12)
Fiscal year ended 6-30-2008	14.64	0.12		(2.51)		(2.39)	(0.13)	(1.03)	––		(1.16)
Fiscal year ended 6-30-2007	12.80	0.13		2.71		2.84	(0.10)	(0.90)	––		(1.00)
Fiscal year ended 6-30-2006	12.94	0.11		0.58		0.69	(0.15)	(0.68)	––		(0.83)

Class B Shares
Fiscal year ended 6-30-2010	8.02	(0.07	)(2)	1.54	(2)	1.47	–– *	––	––	*	–– *
Fiscal year ended 6-30-2009	10.74	0.03	(2)	(2.72	)(2)	(2.69)	(0.03)	––	––		(0.03)
Fiscal year ended 6-30-2008	14.21	(0.04)		(2.39)		(2.43)	(0.01)	(1.03)	––		(1.04)
Fiscal year ended 6-30-2007	12.47	(0.01)		2.65		2.64	––	(0.90)	––		(0.90)
Fiscal year ended 6-30-2006	12.62	(0.03)		0.58		0.55	(0.02)	(0.68)	––		(0.70)

Class C Shares
Fiscal year ended 6-30-2010	8.08	(0.05	)(2)	1.55	(2)	1.50	(0.01)	––	––	*	(0.01)
Fiscal year ended 6-30-2009	10.81	0.04	(2)	(2.74	)(2)	(2.70)	(0.03)	––	––		(0.03)
Fiscal year ended 6-30-2008	14.30	(0.04)		(2.41)		(2.45)	(0.01)	(1.03)	––		(1.04)
Fiscal year ended 6-30-2007	12.55	0.00		2.65		2.65	––	(0.90)	––		(0.90)
Fiscal year ended 6-30-2006	12.69	(0.03)		0.60		0.57	(0.03)	(0.68)	––		(0.71)

Class Y Shares
Fiscal year ended 6-30-2010	8.28	0.09	(2)	1.59	(2)	1.68	(0.12)	––	(0.01)		(0.13)
Fiscal year ended 6-30-2009	11.11	0.16	(2)	(2.81	)(2)	(2.65)	(0.18)	––	––		(0.18)
Fiscal year ended 6-30-2008	14.67	0.18		(2.52)		(2.34)	(0.19)	(1.03)	––		(1.22)
Fiscal year ended 6-30-2007	12.83	0.18		2.71		2.89	(0.15)	(0.90)	––		(1.05)
Fiscal year ended 6-30-2006	12.97	0.15		0.59		0.74	(0.20)	(0.68)	––		(0.88)

*Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$9.82	19.70	%(3)	$324	1.43%	0.36%	1.44%	0.35%	58%
Fiscal year ended 6-30-2009	8.27	-24.23	(3)	248	1.52	1.41	1.53	1.40	72
Fiscal year ended 6-30-2008	11.09	-17.35	(3)	364	1.33	0.83	1.34	0.82	52
Fiscal year ended 6-30-2007	14.64	22.82	(3)	514	1.31	0.91	1.32	0.90	38
Fiscal year ended 6-30-2006	12.80	5.40	(3)	435	1.34	0.78	––	––	67

Class B Shares
Fiscal year ended 6-30-2010	9.49	18.38		13	2.50	-0.68	2.51	-0.69	58
Fiscal year ended 6-30-2009	8.02	-25.03		16	2.55	0.37	2.56	0.36	72
Fiscal year ended 6-30-2008	10.74	-18.10		32	2.24	-0.09	2.25	-0.10	52
Fiscal year ended 6-30-2007	14.21	21.75		51	2.23	0.00	2.24	-0.01	38
Fiscal year ended 6-30-2006	12.47	4.41		47	2.28	-0.15	––	––	67

Class C Shares
Fiscal year ended 6-30-2010	9.57	18.55		9	2.35	-0.55	2.36	-0.56	58
Fiscal year ended 6-30-2009	8.08	-24.94		7	2.48	0.44	2.49	0.43	72
Fiscal year ended 6-30-2008	10.81	-18.11		13	2.22	-0.07	2.23	-0.08	52
Fiscal year ended 6-30-2007	14.30	21.69		22	2.20	0.02	2.21	0.01	38
Fiscal year ended 6-30-2006	12.55	4.53		20	2.24	-0.11	––	––	67

Class Y Shares
Fiscal year ended 6-30-2010	9.83	20.28		26	0.93	0.87	0.94	0.86	58
Fiscal year ended 6-30-2009	8.28	-23.78		23	0.94	2.03	0.95	2.02	72
Fiscal year ended 6-30-2008	11.11	-17.04		25	0.92	1.23	0.93	1.22	52
Fiscal year ended 6-30-2007	14.67	23.28		38	0.91	1.31	0.92	1.30	38
Fiscal year ended 6-30-2006	12.83	5.83		31	0.92	1.19	––	––	67

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD

VANGUARD FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$6.03	$0.00	(2)	$0.48	(2)	$0.48	$(0.01)	$––	$(0.01)	$(0.02)
Fiscal year ended 6-30-2009	9.07	0.02	(2)	(2.51	)(2)	(2.49)	–– *	(0.55)	––	(0.55)
Fiscal year ended 6-30-2008	9.58	(0.02)		0.51		0.49	––	(1.00)	––	(1.00)
Fiscal year ended 6-30-2007	9.54	(0.02)		0.89		0.87	––	(0.83)	––	(0.83)
Fiscal year ended 6-30-2006	8.83	(0.04)		1.19		1.15	––	(0.44)	––	(0.44)

Class B Shares
Fiscal year ended 6-30-2010	5.23	(0.07	)(2)	0.42	(2)	0.35	––	––	––	––
Fiscal year ended 6-30-2009	8.04	(0.05	)(2)	(2.23	)(2)	(2.28)	––	(0.53)	––	(0.53)
Fiscal year ended 6-30-2008	8.63	(0.21)		0.58		0.37	––	(0.96)	––	(0.96)
Fiscal year ended 6-30-2007	8.77	(0.20)		0.89		0.69	––	(0.83)	––	(0.83)
Fiscal year ended 6-30-2006	8.23	(0.15)		1.13		0.98	––	(0.44)	––	(0.44)

Class C Shares
Fiscal year ended 6-30-2010	5.27	(0.06	)(2)	0.42	(2)	0.36	––	––	––	––
Fiscal year ended 6-30-2009	8.08	(0.05	)(2)	(2.23	)(2)	(2.28)	––	(0.53)	––	(0.53)
Fiscal year ended 6-30-2008	8.67	(0.17)		0.54		0.37	––	(0.96)	––	(0.96)
Fiscal year ended 6-30-2007	8.80	(0.16)		0.86		0.70	––	(0.83)	––	(0.83)
Fiscal year ended 6-30-2006	8.26	(0.11)		1.09		0.98	––	(0.44)	––	(0.44)

Class Y Shares
Fiscal year ended 6-30-2010	6.23	0.02	(2)	0.51	(2)	0.53	(0.04)	––	(0.01)	(0.05)
Fiscal year ended 6-30-2009	9.36	0.06	(2)	(2.61	)(2)	(2.55)	(0.04)	(0.54)	––	(0.58)
Fiscal year ended 6-30-2008	9.86	0.02		0.52		0.54	––	(1.04)	––	(1.04)
Fiscal year ended 6-30-2007	9.76	0.00		0.93		0.93	––	(0.83)	––	(0.83)
Fiscal year ended 6-30-2006	9.00	(0.02)		1.22		1.20	––	(0.44)	––	(0.44)

*Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$6.49	8.00	%(3)	$1,015	1.26%	0.07%	1.29%	0.04%	68%
Fiscal year ended 6-30-2009	6.03	-26.72	(3)	997	1.29	0.34	1.32	0.31	69
Fiscal year ended 6-30-2008	9.07	3.78	(3)	1,530	1.16	-0.22	1.18	-0.24	65
Fiscal year ended 6-30-2007	9.58	9.64	(3)	1,600	1.19	-0.26	1.20	-0.27	81
Fiscal year ended 6-30-2006	9.54	12.96	(3)	1,719	1.19	-0.43	––	––	74

Class B Shares
Fiscal year ended 6-30-2010	5.58	6.69		15	2.46	-1.12	2.49	-1.15	68
Fiscal year ended 6-30-2009	5.23	-27.65		19	2.50	-0.88	2.53	-0.91	69
Fiscal year ended 6-30-2008	8.04	2.74		39	2.21	-1.28	2.23	-1.30	65
Fiscal year ended 6-30-2007	8.63	8.38		48	2.28	-1.35	2.29	-1.36	81
Fiscal year ended 6-30-2006	8.77	11.81		57	2.28	-1.52	––	––	74

Class C Shares
Fiscal year ended 6-30-2010	5.63	6.83		7	2.37	-1.03	2.40	-1.06	68
Fiscal year ended 6-30-2009	5.27	-27.52		8	2.42	-0.80	2.45	-0.83	69
Fiscal year ended 6-30-2008	8.08	2.73		14	2.16	-1.23	2.18	-1.25	65
Fiscal year ended 6-30-2007	8.67	8.46		17	2.22	-1.29	2.23	-1.30	81
Fiscal year ended 6-30-2006	8.80	11.77		19	2.22	-1.45	––	––	74

Class Y Shares
Fiscal year ended 6-30-2010	6.71	8.48		49	0.87	0.49	0.90	0.46	68
Fiscal year ended 6-30-2009	6.23	-26.47		50	0.88	0.77	0.91	0.74	69
Fiscal year ended 6-30-2008	9.36	4.08		49	0.85	0.09	0.87	0.07	65
Fiscal year ended 6-30-2007	9.86	10.06		54	0.86	0.07	0.87	0.06	81
Fiscal year ended 6-30-2006	9.76	13.28		49	0.87	-0.10	––	––	74

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Waddell & Reed Advisors Funds (amounts in thousands)

JUNE 30, 2010
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Waddell & Reed Advisors Funds, a Delaware statutory trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Asset Strategy Fund, Waddell & Reed Advisors Continental Income Fund, Waddell & Reed Advisors Core Investment Fund, Waddell & Reed Advisors Dividend Opportunities Fund, Waddell & Reed Advisors Energy Fund, Waddell & Reed Advisors International Growth Fund, Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund, Waddell & Reed Advisors Small Cap Fund, Waddell & Reed Advisors Tax-Managed Equity Fund, Waddell & Reed Advisors Value Fund and Waddell & Reed Advisors Vanguard Fund (each, a Fund) are each a series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in that Fund's prospectus and Statement of Additional Information. The investment manager to each Fund is Waddell & Reed Investment Management Company (WRIMCO or the Manager).

Each Fund (except Tax-Managed Equity Fund, which does not offer Class Y) offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, Class B and Class C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 96 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by each Fund.

Securities Valuation. Each Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the NYSE), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the average of the last bid and asked prices. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees.

To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the independent pricing service are valued using valuations obtained from dealers that make markets in the securities.

Gold bullion is valued at the last traded spot price reported by a pricing service prior to the close of the NYSE.

Options and swaps are valued by the independent pricing service unless the price is unavailable, in which case they are valued at either the mean between the last bid and asked price or using a valuation obtained from a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Mutual funds, including investment funds, are typically valued at the net asset value reported at the close of each business day.

Forward foreign currency contracts are valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE as provided by a bank, dealer or independent pricing service.

Senior loans are valued using a composite price from more than one broker or dealer as obtained from an independent pricing service.

Short-term securities with maturities of 60 days or less are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which market values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Trustees.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Upon notification from issuers, some of the distributions received from a real estate investment trust or publicly traded partnership may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis prior to settlement of the original purchase.

Senior Loans. A Fund invests in senior secured corporate loans (senior loans) either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. Senior loans are generally made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities. Senior loans are generally readily marketable, but some loans may be illiquid or be subject to some restrictions on resale.

Certain senior loans contain provisions that obligate a Fund to fund future commitments at the borrower's discretion. At June 30, 2010, there were no such unfunded commitments.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Credit Risk. Certain Funds may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default.

Foreign Currency Translation. Each Fund's accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service authorized by the Board of Trustees. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are valued as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading, primarily using an independent pricing service authorized by the Board of Trustees.

Repurchase Agreements. Each Fund may purchase securities subject to repurchase agreements, which are instruments under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, generally remains at least equal to the value of the agreement, including accrued interest thereon. The collateral for the repurchase agreement is held by a custodian bank.

Investments with Off-Balance Sheet Risk. Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of Assets and Liabilities.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (SEC) require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the fiscal year ended June 30, 2010, management believes that under this standard no liability for unrecognized tax positions is required. The Funds are subject to examination by U.S. federal and state authorities for returns filed for tax years after 2005.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Custodian Fees. "Custodian fees" in the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund, at a rate equal to the custodian's prime rate less 150 basis points. The "Earnings credit" line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Trustees and Chief Compliance Officer Fees. Fees paid to the Trustees can be paid in cash or deferred to a later date, at the election of each Trustee according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the office of the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Indemnifications. The Trust's organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Concentration of Risk. Certain Funds may have a concentration of risk which includes, but is not limited to, investing in international securities. International investing involves additional risks including, but not limited to, currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations.

Other. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has performed a review for subsequent events through the date this report was issued.

2. INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

Management Fees. WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as each Fund's investment manager. WRIMCO provides investment advice, for which services it is paid a fee. The fee is payable by each Fund at the following annual rates and is accrued daily:

Fund	Net Asset Breakpoints	Annual Rate

Accumulative Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Asset Strategy Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Continental Income Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Core Investment Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion up to $6 Billion	0.550%
	Over $6 Billion	0.500%
Dividend Opportunities Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Energy Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
International Growth Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
New Concepts Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
Science and Technology Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
Small Cap Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
Tax-Managed Equity Fund	Up to $1 Billion	0.650%
	Over $1 Billion up to $2 Billion	0.600%
	Over $2 Billion up to $3 Billion	0.550%
	Over $3 Billion	0.500%
Value Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Vanguard Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 13), the fee is payable at the following annual rates for those Funds included in the settlement agreement:

Fund	Net Asset Breakpoints	Annual Rate

Accumulative Fund	Up to $1 Billion	0.660%
	Over $1 Billion up to $2 Billion	0.640%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Asset Strategy Fund	Up to $1 Billion	0.690%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Core Investment Fund	Up to $1 Billion	0.650%
	Over $1 Billion up to $2 Billion	0.640%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
International Growth Fund	Up to $1 Billion	0.820%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
New Concepts Fund	Up to $1 Billion	0.830%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
Science and Technology Fund	Up to $1 Billion	0.830%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
Small Cap Fund	Up to $1 Billion	0.830%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
Value Fund	Up to $1 Billion	0.690%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Vanguard Fund	Up to $1 Billion	0.670%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Effective October 1, 2007, the following new breakpoints were added for Core Investment Fund:

Over $5 Billion up to $6 Billion	0.525%
Over $6 Billion	0.500%

Effective June 29, 2009, the fee is payable at the following annual rates for Continental Income Fund:

Up to $1 Billion	0.680%
Over $1 Billion up to $2 Billion	0.650%
Over $2 Billion up to $3 Billion	0.600%
Over $3 Billion	0.550%

WRIMCO has voluntarily agreed to waive a Fund's management fee on any day that the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

Accounting Services Fees. The Trust has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), doing business as WI Services Company (WISC), an affiliate of W&R. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11.5
From	$25	to	$50	$23.1
From	$50	to	$100	$35.5
From	$100	to	$200	$48.4
From	$200	to	$350	$63.2
From	$350	to	$550	$82.5
From	$550	to	$750	$96.3
From	$750	to	$1,000	$121.6
From	$1,000 and Over			$148.5

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Administrative Fee. Each Fund also pays WISC a monthly fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund's net assets are at least $10 million.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B and Class C shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.5792. For Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.
Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries.
Non-networked accounts. Each Fund pays WISC an annual fee (payable monthly) for each account of the Fund that is non-networked and is as shown above; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and Ivy Funds) reaches certain levels.
Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

Distribution and Service Plan for Class A Shares. Under a Distribution and Service Plan for Class A shares adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is paid daily to compensate W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class either directly or by third parties. For each of Accumulative Fund, Core Investment Fund and Tax-Managed Equity Fund, the Board of Trustees has limited payments to 0.234%, 0.249% and 0.236%, respectively, of the Fund's average Class A net assets on an annual basis. The Board may in the future, without shareholder approval, authorize payments up to a maximum of 0.25% of the Fund's average Class A net assets on an annual basis, if it determines to do so.

Distribution and Service Plan for Class B and Class C Shares. Under the Distribution and Service Plan adopted by the Trust for Class B and Class C shares, respectively, each Fund may pay W&R a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund's average annual net assets attributable to that class to compensate W&R for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Sales Charges. As principal underwriter for the Trust's shares, W&R receives sales commissions (which are not an expense of the Trust) for sales of Class A shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class B, Class C or certain Class A shares and is paid to W&R. During the fiscal year ended June 30, 2010, W&R received the following amounts in sales commissions and CDSC:

	Gross Sales Commissions	CDSC

		Class A		Class B	Class C

Accumulative Fund	$760	$––	*	$15	$––	*
Asset Strategy Fund	8,365	9		72	17
Continental Income Fund	539	––	*	4	––	*
Core Investment Fund	2,180	––	*	19	1
Dividend Opportunities Fund	910	1		12	1
Energy Fund	534	––	*	6	––	*
International Growth Fund	363	––		3	––	*
New Concepts Fund	1,373	––		12	1
Science and Technology Fund	2,451	––	*	23	2
Small Cap Fund	856	––		12	1
Tax-Managed Equity Fund	210	1		1	1
Value Fund	441	––	*	7	––	*
Vanguard Fund	894	––		10	––	*
*Not shown due to rounding.

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Trust's shares, except for registration fees and related expenses. During the fiscal year ended June 30, 2010, the following amounts were paid by W&R:

Accumulative Fund	$462
Asset Strategy Fund	5,143
Continental Income Fund	328
Core Investment Fund	1,280
Dividend Opportunities Fund	578
Energy Fund	336
International Growth Fund	211
New Concepts Fund	836
Science and Technology Fund	1,461
Small Cap Fund	528
Tax-Managed Equity Fund	141
Value Fund	277
Vanguard Fund	534

Waivers of Expenses. During the fiscal year ended June 30, 2010, the following amounts were waived as a result of the reduced management fees related to the settlement agreement:

Accumulative Fund	$431
Asset Strategy Fund	100
Continental Income Fund	122
Core Investment Fund	600
International Growth Fund	165
New Concepts Fund	198
Science and Technology Fund	200
Small Cap Fund	139
Value Fund	37
Vanguard Fund	300

For each of Accumulative Fund, Core Investment Fund and Tax-Managed Equity Fund, the Board of Trustees has limited Rule 12b-1 payments to 0.234%, 0.249% and 0.236%, respectively, of the Fund's average Class A net assets on an annual basis. During the fiscal year ended June 30, 2010, the following amounts represent the difference between 0.25% and the reduced Rule 12b-1 fees:

Accumulative Fund	$205
Core Investment Fund	25
Tax-Managed Equity Fund	19

3. INVESTMENT VALUATIONS

Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. An individual investment's fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - unadjusted quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)

The following tables summarize the valuation of each Fund's investments by the above fair value hierarchy levels as of June 30, 2010:

Fund	Level 1	Level 2	Level 3

Accumulative Fund
Assets
Investments in Securities
Common Stocks	$1,052,144	$––	$––
Short-Term Securities	––	6,125	––

Total Investments in Securities	$1,052,144	$6,125	$––

Asset Strategy Fund
Assets
Investments in Securities
Common Stocks	$845,794	$1,372,383	$––
Preferred Stocks	––	84,711	41,855
Investment Funds	––	––	5,192
Corporate Debt Securities	––	10,379	2,352
Put Options	––	7,878	––
United States Government Agency Obligations	––	6,285	––
Bullion	362,452	––	––
Short-Term Securities	––	231,936	––

Total Investments in Securities	$1,208,246	$1,713,572	$49,399

Forward Foreign Currency Contracts	$––	$1,758	$––
Futures Contracts	54,332	––	––

Liabilities
Forward Foreign Currency Contracts	$––	$5,924	$––
Written Options	––	2,318	––

Continental Income Fund
Assets
Investments in Securities
Common Stocks	$400,186	$––	$––
Corporate Debt Securities	––	100,465	––
Other Government Securities	––	3,220	––
United States Government Agency Obligations	––	11,967	––
United States Government Obligations	––	49,200	––
Short-Term Securities	––	6,159	––

Total Investments in Securities	$400,186	$171,011	$––

Core Investment Fund
Assets
Investments in Securities
Common Stocks	$2,200,167	$––	$––
Short-Term Securities	––	225,424	––

Total Investments in Securities	$2,200,167	$225,424	$––

Dividend Opportunities Fund
Assets
Investments in Securities
Common Stocks	$555,322	$––	$––
Short-Term Securities	––	31,968	––

Total Investments in Securities	$555,322	$31,968	$––

Energy Fund
Assets
Investments in Securities
Common Stocks	$179,389	$––	$––
Short-Term Securities	––	9,848	––

Total Investments in Securities	$179,389	$9,848	$––

International Growth Fund
Assets
Investments in Securities
Common Stocks	$58,927	$387,101	$––
Preferred Stocks	––	9,100	––
Warrants	50	––	––
Short-Term Securities	––	26,432	––

Total Investments in Securities	$58,977	$422,633	$––

Forward Foreign Currency Contracts	$––	$1,783	$––

Liabilities
Forward Foreign Currency Contracts	$––	$751	$––
Swap Agreements	––	857	––

New Concepts Fund
Assets
Investments in Securities
Common Stocks	$1,061,705	$––	$––
Short-Term Securities	––	18,857	––

Total Investments in Securities	$1,061,705	$18,857	$––

Science and Technology Fund
Assets
Investments in Securities
Common Stocks	$1,794,771	$181,871	$––
Corporate Debt Securities	––	11,570	––
Short-Term Securities	––	11,273	––

Total Investments in Securities	$1,794,771	$204,714	$––

Small Cap Fund
Assets
Investments in Securities
Common Stocks	$725,852	$––	$––
Short-Term Securities	––	14,873	––

Total Investments in Securities	$725,852	$14,873	$––

Tax-Managed Equity Fund
Assets
Investments in Securities
Common Stocks	$132,537	$––	$––
Short-Term Securities	––	6,836	––

Total Investments in Securities	$132,537	$6,836	$––

Value Fund
Assets
Investments in Securities
Common Stocks	$359,072	$––	$––
Warrants	3,423	––	––
Call Options	––	196	––
Short-Term Securities	––	10,526	––

Total Investments in Securities	$362,495	$10,722	$––

Liabilities
Written Options	$207	$566	$––

Vanguard Fund
Assets
Investments in Securities
Common Stocks	$1,066,386	$––	$––
Short-Term Securities	––	10,480	––

Total Investments in Securities	$1,066,386	$10,480	$––

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Preferred Stock	Investment Funds	Corporate Debt Securities	Call Options	Put Options	Written Options

Asset Strategy Fund
Beginning Balance 7-1-09	$––	$4,114	$––	$––	$43,231	$––
Net realized gain (loss)	––	––	––	––	(83,682)	––
Net unrealized appreciation (depreciation)	3,913	1,078	26	––	47,532	––
Purchases	37,942	––	––	––	7,157	––
Sales	––	––	––	––	(6,360)	––
Transfers into Level 3 during the period	––	––	2,326	––	––	––
Transfers out of Level 3 during the period	––	––	––	––	(7,878)	––

Ending Balance 6-30-10	$41,855	$5,192	$2,352	$––	$––	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 6-30-10	$3,913	$1,078	$26	$––	$––	$––

New Concepts Fund
Beginning Balance 7-1-09	$––	$––	$––	$1,553	$––	$(1,870)
Net realized gain (loss)	––	––	––	(1,013)	––	1,901
Net unrealized appreciation (depreciation)	––	––	––	863	––	(305)
Purchases	––	––	––	––	––	––
Sales	––	––	––	(1,403)	––	274
Transfers into Level 3 during the period	––	––	––	––	––	––
Transfers out of Level 3 during the period	––	––	––	––	––	––

Ending Balance 6-30-10	$––	$––	$––	$––	$––	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 6-30-10	$––	$––	$––	$––	$––	$––

Science and Technology Fund
Beginning Balance 7-1-09	$––	$––	$4,358	$––	$––	$––
Net realized gain (loss)	––	––	1,408	––	––	––
Net unrealized appreciation (depreciation)	––	––	(1,433)	––	––	––
Purchases	––	––	––	––	––	––
Sales	––	––	(4,333)	––	––	––
Transfers into Level 3 during the period	––	––	––	––	––	––
Transfers out of Level 3 during the period	––	––	––	––	––	––

Ending Balance 6-30-10	$––	$––	$––	$––	$––	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 6-30-10	$––	$––	$––	$––	$––	$––

Value Fund
Beginning Balance 7-1-09	$––	$––	$––	$––	$––	$(97)
Net realized gain (loss)	––	––	––	––	––	157
Net unrealized appreciation (depreciation)	––	––	––	––	––	(152)
Purchases	––	––	––	––	––	(474)
Sales	––	––	––	––	––	––
Transfers into Level 3 during the period	––	––	––	––	––	––
Transfers out of Level 3 during the period	––	––	––	––	––	566

Ending Balance 6-30-10	$––	$––	$––	$––	$––	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 6-30-10	$––	$––	$––	$––	$––	$––

Transfers from Level 2 to Level 3 occurred generally due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred generally due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the value at the later of the beginning of the fiscal period or the purchase date of the security.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively. Additionally, the net change in unrealized appreciation for all Level 3 investments still held as of June 30, 2010, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities.

As shown above, the Funds may own different types of assets that are classified as Level 2 or Level 3. Assets classified as Level 2 can have a variety of observable inputs, including, but not limited to, benchmark yields, reported trades, broker quotes, benchmark securities, and bid/offer quotations. These observable inputs are collected and utilized, primarily by an independent pricing service, in different evaluated pricing approaches depending upon the specific asset to determine a value.

Securities' values included in the reconciliations above have been primarily determined through the use of a single quote (or multiple quotes) from dealer(s) in the securities using proprietary valuation models. These quotes involve significant unobservable inputs, and thus the related securities are classified as Level 3 investments.

4. INVESTMENT SECURITIES TRANSACTIONS

For the fiscal year ended June 30, 2010, the cost of purchases and the proceeds from maturities and sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	Purchases	Sales

Accumulative Fund	$618,109	$748,710
Asset Strategy Fund	2,816,006	2,774,323
Continental Income Fund	389,784	413,605
Core Investment Fund	2,551,178	2,895,545
Dividend Opportunities Fund	327,465	293,550
Energy Fund	48,771	48,103
International Growth Fund	458,821	494,837
New Concepts Fund	576,296	577,231
Science and Technology Fund	1,075,600	958,041
Small Cap Fund	428,852	379,103
Tax-Managed Equity Fund	65,920	42,751
Value Fund	230,729	206,302
Vanguard Fund	792,668	873,261

Purchases of and proceeds from maturities and sales of U.S. Government securities were as follows:

	Purchases	Sales

Asset Strategy Fund	$––	$2,309
Continental Income Fund	5,032	26,503

5. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, cost of investments owned at June 30, 2010 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of investments	Gross appreciation	Gross depreciation	Net unrealized appreciation (depreciation)

Accumulative Fund	$1,059,857	$117,909	$119,497	$(1,588)
Asset Strategy Fund	2,629,921	448,020	106,724	341,296
Continental Income Fund	528,513	61,210	18,526	42,684
Core Investment Fund	2,327,935	224,965	127,309	97,656
Dividend Opportunities Fund	572,063	53,117	37,890	15,227
Energy Fund	194,836	23,969	29,568	(5,599)
International Growth Fund	480,089	44,374	42,853	1,521
New Concepts Fund	907,406	223,959	50,803	173,156
Science and Technology Fund	1,985,247	261,874	247,636	14,238
Small Cap Fund	644,166	141,733	45,174	96,559
Tax-Managed Equity Fund	124,556	19,369	4,552	14,817
Value Fund	361,393	40,526	28,702	11,824
Vanguard Fund	955,538	150,948	29,620	121,328

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended June 30, 2010 and the related net capital losses and post-October activity were as follows:

	Accumulative Fund	Asset Strategy Fund	Continental Income Fund	Core Investment Fund	Dividend Opportunities Fund	Energy Fund	International Growth Fund

Net ordinary income	$4,464	$30,125	$7,388	$4,589	$6,444	$––	$3,315
Distributed ordinary income	5,519	10,853	6,502	7,794	6,030	––	6,226
Undistributed ordinary income	1,854	29,782	886	––	1,218	––	3,127

Realized long term capital gains	––	––	29,168	––	––	––	––
Distributed long term capital gains	––	––	––	––	––	––	––
Undistributed long term capital gains	––	––	29,168	––	––	––	––

Tax return of capital	––	––	––	1,315	––	––	––

Post-October losses deferred	––	4,133	––	––	3,222	6,599	678

	New Concepts Fund	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund	Value Fund	Vanguard Fund

Net ordinary income	$12,683	$––	$––	$44	$714	$809
Distributed ordinary income	––	––	––	44	2,491	3,310
Undistributed ordinary income	12,683	––	––	––	––	––

Realized long term capital gains	4,300	56,819	––	––	––	––
Distributed long term capital gains	––	9,698	––	––	––	––
Undistributed long term capital gains	4,300	47,122	––	––	––	––

Tax return of capital	––	––	––	70	317	1,055

Post-October losses deferred	––	199	––	––	2,528	––

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and currency losses incurred between each November 1 and the end of its fiscal year (post-October losses). Distributions shown above may be reported differently to individual shareholders.

Capital loss carryovers are available to offset future realized capital gain net income incurred in the eight taxable years succeeding the loss year for Federal income tax purposes. The following table shows the totals by year in which the capital loss carryovers will expire if not utilized.

	Accumulative Fund	Asset Strategy Fund	Continental Income Fund	Core Investment Fund	Dividend Opportunities Fund	Energy Fund	International Growth Fund

June 30, 2011	$104,385	$––	$––	$––	$––	$––	$83,095
June 30, 2012	––	––	––	––	––	––	20,678
June 30, 2013	37,199	––	––	––	––	––	––
June 30, 2016	––	––	64,214	––	96	––	––
June 30, 2017	––	260,899	––	––	12,662	9,078	29,241
June 30, 2018	191,297	335,119	––	100,156	86,446	17,511	38,531

Total carryover	$332,881	$596,018	$64,214	$100,156	$99,204	$26,589	$171,545

	Small Cap Fund	Tax-Managed Equity Fund	Value Fund	Vanguard Fund

June 30, 2011	$––	$6,344	$––	$––
June 30, 2012	––	78	––	––
June 30, 2017	57,592	909	31,640	68,091
June 30, 2018	15,433	10,285	13,592	63,840

Total carryover	$73,025	$17,616	$45,232	$131,931

Retirement Shares was merged into Continental Income Fund as of June 29, 2009 (see Note 12). At the time of the merger, Retirement Shares had capital loss carryovers available to offset future gains of Continental Income Fund. These carryovers are limited to $10,702 for each period ending from June 30, 2011 through 2016 plus any unused limitations from prior years.

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

At June 30, 2010, the following reclassifications were made: Accumulative Fund reclassified permanent differences relating to differing treatments of expiring capital loss carryovers; Asset Strategy Fund reclassified permanent differences relating to differing treatments of PFIC transactions, foreign currency gains and losses and currency option income; Continental Income Fund reclassified permanent differences relating to differing treatments of partnership distributions and mortgage-backed security paydowns; Core Investment Fund reclassified permanent differences relating to differing treatments of return of capital; Dividend Opportunities Fund reclassified permanent differences relating to differing treatments of partnership distributions; Energy Fund reclassified permanent differences relating to differing treatments of net operating losses and partnership distributions; International Growth Fund reclassified permanent differences relating to differing treatments of settlement payments received; New Concepts Fund reclassified permanent differences relating to differing treatments of net operating losses and partnership distributions; Science and Technology Fund reclassified permanent differences relating to differing treatments of net operating losses; Small Cap Fund reclassified permanent differences relating to differing treatments of net operating losses and partnership distributions; Tax-Managed Equity Fund reclassified permanent differences relating to differing treatments of return of capital; Value Fund reclassified permanent differences relating to differing treatments of partnership distributions and return of capital; and Vanguard Fund reclassified permanent differences relating to differing treatments of return of capital.

6. MULTICLASS OPERATIONS

The Trust has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	For the fiscal year ended June 30,

	2010		2009

Accumulative Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	25,914	$163,643	32,170	$177,422
Class B	249	1,449	445	2,331
Class C	168	981	412	2,089
Class Y	577	3,722	100	568
Shares issued in reinvestment of distributions to shareholders:
Class A	815	5,193	1,113	5,563
Class B	––	––	––	––
Class C	––	––	––	––
Class Y	4	23	6	30
Shares redeemed:
Class A	(60,510)	(387,509)	(49,222)	(269,029)
Class B	(1,618)	(9,500)	(2,035)	(10,580)
Class C	(434)	(2,556)	(706)	(3,641)
Class Y	(632)	(4,045)	(125)	(683)

Net decrease	(35,467)	$(228,599)	(17,842)	$(95,930)

	For the fiscal year ended June 30,

	2010		2009

Asset Strategy Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	69,649	$584,070	83,004	$693,101
Class B	1,643	13,444	2,495	20,749
Class C	2,369	19,468	3,344	27,927
Class Y	4,103	35,173	6,059	62,667
Shares issued in reinvestment of distributions to shareholders:
Class A	1,208	10,353	81,217	547,410
Class B	––	––	4,443	29,501
Class C	––	––	2,867	19,065
Class Y	39	337	1,205	8,147
Shares redeemed:
Class A	(61,700)	(515,847)	(81,566)	(695,155)
Class B	(4,296)	(35,186)	(5,813)	(48,852)
Class C	(2,959)	(24,212)	(4,397)	(38,171)
Class Y	(3,944)	(33,385)	(3,381)	(32,327)

Net increase	6,112	$54,215	89,477	$594,062

	For the fiscal year ended June 30,

	2010		2009

Continental Income Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	6,455	$48,355	6,010	$40,367
Class B	147	1,093	128	862
Class C	142	1,049	182	1,258
Class Y	206	1,537	45	297
Shares issued in connection with merger of Retirement Shares:
Class A	––	––	33,973	223,548
Class B	––	––	548	3,605
Class C	––	––	245	1,610
Class Y	––	––	516	3,393
Shares issued in reinvestment of distributions to shareholders:
Class A	842	6,260	1,632	10,666
Class B	2	18	31	199
Class C	2	13	14	94
Class Y	9	66	4	28
Shares redeemed:
Class A	(14,278)	(105,991)	(12,840)	(85,692)
Class B	(527)	(3,901)	(637)	(4,246)
Class C	(199)	(1,481)	(307)	(2,059)
Class Y	(192)	(1,433)	(40)	(268)

Net increase (decrease)	(7,391)	$(54,415)	29,504	$193,662

	For the fiscal year ended June 30,

	2010		2009

Core Investment Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	41,359	$205,261	43,624	$183,003
Class B	829	3,792	1,066	4,036
Class C	531	2,469	731	2,791
Class Y	7,891	36,275	1,175	4,793
Shares issued in reinvestment of distributions to shareholders:
Class A	1,732	8,350	6,849	26,874
Class B	––	––	7	27
Class C	––	––	2	9
Class Y	66	320	125	497
Shares redeemed:
Class A	(81,280)	(399,310)	(130,577)	(550,472)
Class B	(2,756)	(12,583)	(4,726)	(18,810)
Class C	(778)	(3,549)	(1,259)	(5,006)
Class Y	(5,623)	(27,704)	(808)	(3,419)

Net decrease	(38,029)	$(186,679)	(83,791)	$(355,677)

	For the fiscal year ended June 30,

	2010		2009

Dividend Opportunities Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	12,452	$156,520	19,654	$223,519
Class B	140	1,732	428	4,707
Class C	144	1,804	570	6,259
Class Y	247	3,124	225	2,477
Shares issued in reinvestment of distributions to shareholders:
Class A	457	5,728	541	6,025
Class B	––	––	4	41
Class C	1	11	5	48
Class Y	13	164	14	161
Shares redeemed:
Class A	(11,281)	(141,625)	(15,386)	(173,076)
Class B	(553)	(6,897)	(745)	(8,533)
Class C	(411)	(5,115)	(704)	(7,904)
Class Y	(234)	(2,988)	(118)	(1,369)

Net increase	975	$12,458	4,488	$52,355

	For the fiscal year ended June 30,

	2010		2009

Energy Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	4,329	$46,192	7,708	$76,487
Class B	78	798	191	1,943
Class C	73	762	198	1,914
Class Y	212	2,362	122	1,348
Shares issued in reinvestment of distributions to shareholders:
Class A	––	––	447	3,541
Class B	––	––	17	131
Class C	––	––	15	113
Class Y	––	––	5	42
Shares redeemed:
Class A	(4,101)	(43,342)	(6,493)	(60,815)
Class B	(154)	(1,579)	(284)	(2,700)
Class C	(94)	(972)	(231)	(2,128)
Class Y	(215)	(2,394)	(95)	(952)

Net increase	128	$1,827	1,600	$18,924

	For the fiscal year ended June 30,

	2010		2009

International Growth Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	5,150	$41,762	6,408	$44,167
Class B	126	963	223	1,460
Class C	75	589	152	1,001
Class Y	4,098	31,642	603	3,836
Shares issued in reinvestment of distributions to shareholders:
Class A	640	5,315	840	5,290
Class B	1	7	––	––
Class C	1	10	––	––
Class Y	94	777	61	384
Shares redeemed:
Class A	(11,554)	(93,705)	(14,248)	(97,720)
Class B	(585)	(4,453)	(659)	(4,395)
Class C	(255)	(2,008)	(190)	(1,218)
Class Y	(1,254)	(10,396)	(617)	(4,144)

Net decrease	(3,463)	$(29,497)	(7,427)	$(51,339)

	For the fiscal year ended June 30,

	2010		2009

New Concepts Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	19,926	$173,162	15,384	$108,655
Class B	343	2,503	308	1,865
Class C	224	1,693	173	1,096
Class Y	840	7,817	114	851
Shares issued in reinvestment of distributions to shareholders:
Class A	––	––	23,479	131,953
Class B	––	––	873	4,243
Class C	––	––	321	1,580
Class Y	––	––	283	1,672
Shares redeemed:
Class A	(21,107)	(184,726)	(31,139)	(216,500)
Class B	(1,106)	(8,270)	(1,737)	(10,821)
Class C	(337)	(2,604)	(615)	(3,839)
Class Y	(994)	(9,081)	(1,030)	(7,565)

Net increase (decrease)	(2,211)	$(19,506)	6,414	$13,190

	For the fiscal year ended June 30,

	2010		2009

Science and Technology Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	22,833	$206,652	23,885	$178,326
Class B	531	3,966	832	5,148
Class C	424	3,180	490	3,045
Class Y	2,086	20,484	1,533	12,368
Shares issued in reinvestment of distributions to shareholders:
Class A	955	8,697	25,957	160,155
Class B	30	229	874	4,556
Class C	10	75	206	1,078
Class Y	29	281	788	5,180
Shares redeemed:
Class A	(35,102)	(317,725)	(46,057)	(341,108)
Class B	(1,987)	(15,084)	(2,580)	(16,653)
Class C	(475)	(3,623)	(578)	(3,715)
Class Y	(2,487)	(24,332)	(1,658)	(13,624)

Net increase (decrease)	(13,153)	$(117,200)	3,692	$(5,244)

	For the fiscal year ended June 30,

	2010		2009

Small Cap Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	10,496	$118,706	7,477	$64,748
Class B	314	3,125	226	1,756
Class C	169	1,721	164	1,228
Class Y	3,104	38,115	2,362	21,975
Shares issued in reinvestment of distributions to shareholders:
Class A	––	––	230	1,717
Class B	––	––	––	––
Class C	––	––	––	––
Class Y	––	––	83	650
Shares redeemed:
Class A	(7,829)	(90,393)	(11,024)	(93,936)
Class B	(1,000)	(10,229)	(1,445)	(11,455)
Class C	(210)	(2,187)	(373)	(3,004)
Class Y	(2,502)	(29,207)	(4,094)	(37,603)

Net increase (decrease)	2,542	$29,651	(6,394)	$(53,924)

	For the fiscal year ended June 30,

	2010		2009

Tax-Managed Equity Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	3,352	$35,551	5,817	$50,434
Class B	24	233	78	600
Class C	102	971	174	1,401
Class Y*	––	––	26	225
Shares issued in reinvestment of distributions to shareholders:
Class A	10	111	––	––
Class B	––	––	––	––
Class C	––	––	––	––
Class Y*	––	––	––	––
Shares redeemed:
Class A	(1,775)	(18,788)	(3,036)	(26,101)
Class B	(55)	(526)	(129)	(1,105)
Class C	(104)	(1,006)	(159)	(1,289)
Class Y*	––	––	(26)	(223)

Net increase	1,554	$16,546	2,745	$23,942

	For the fiscal year ended June 30,

	2010		2009

Value Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	9,476	$97,633	7,537	$62,294
Class B	323	3,231	186	1,490
Class C	190	1,915	203	1,739
Class Y	424	4,336	709	5,643
Shares issued in reinvestment of distributions to shareholders:
Class A	238	2,395	498	3,851
Class B	1	7	10	77
Class C	1	7	5	34
Class Y	36	358	63	486
Shares redeemed:
Class A	(6,694)	(67,962)	(10,946)	(89,968)
Class B	(921)	(9,102)	(1,132)	(9,117)
Class C	(189)	(1,862)	(526)	(4,348)
Class Y	(595)	(5,995)	(261)	(2,200)

Net increase (decrease)	2,290	$24,961	(3,654)	$(30,019)

	For the fiscal year ended June 30,

	2010		2009

Vanguard Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	18,848	$130,561	22,740	$142,941
Class B	241	1,429	366	2,079
Class C	169	1,020	256	1,472
Class Y	2,966	20,745	3,397	21,772
Shares issued in reinvestment of distributions to shareholders:
Class A	544	3,799	15,436	83,511
Class B	––	––	455	2,145
Class C	––	––	164	779
Class Y	67	481	555	3,097
Shares redeemed:
Class A	(28,368)	(195,521)	(41,391)	(263,100)
Class B	(1,066)	(6,337)	(2,202)	(12,634)
Class C	(389)	(2,330)	(703)	(3,925)
Class Y	(3,815)	(27,835)	(1,098)	(7,258)

Net decrease	(10,803)	$(73,988)	(2,025)	$(29,121)

*All capital and shares related to Class Y were reorganized into an affiliated fund on May 18, 2009.

7. DERIVATIVE INSTRUMENTS

Forward Foreign Currency Contracts. Each Fund may enter into forward foreign currency contracts (forward contracts) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

Risks to a Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund's maximum loss will consist of the net amount of contractual payments that the Fund has not yet received.

Futures Contracts. Each Fund may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified in the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

Swap Agreements. Each Fund may invest in swap agreements.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. A Fund may enter into credit default swaps in which either it or its counterparty act as the guarantor.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Variance swaps involve a contract in which two parties agree to exchange cash flows based on the measured variance of a specified underlying security or index during a certain time period. On the trade date, the two parties agree on the strike price of the contract (the reference level against which cash flows are exchanged), as well as the number of units in the transaction and the length of the contract. Like an option contract, the value of a variance swap is influenced by both realized and implied volatility, as well as the passage of time. A Fund may enter into variance swaps to manage volatility risk.

The creditworthiness of firms with which a Fund enters into a swap agreement is monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.

Option Contracts. Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. For each Fund, when a written put is exercised, the cost basis of the securities purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund's exposure to the underlying security (or basket of securities). With written options, there may be times when a Fund will be required to purchase or sell securities to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying security (or basket of securities). Additionally, to the extent a Fund enters into over-the-counter (OTC) option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Collateral. The Fund may mitigate counterparty risk through credit support annexes (CSA) included with an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund to offset with its counterparty certain derivative financial instruments' payables and/or receivables with collateral, which is generally held by the Fund's custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 "Segregation and Collateralization" for additional information with respect to collateral practices.

Objectives and Strategies

Accumulative Fund. The Fund's objective in using derivatives during the period was to enhance the performance of the Fund by adding premium income from written options. To achieve this objective, the Fund had written primarily deep out of the money calls and puts on individual domestic equity securities.

There were no open derivative instruments as of June 30, 2010.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended June 30, 2010:

Type of Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in the Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in the Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in the Statement of Operations

Equity	Net realized gain (loss) on investments in unaffiliated securities and written options/Net change in unrealized appreciation (depreciation) on written options	$2,237	$(240)

During the fiscal year ended June 30, 2010, the Fund's average number of written option contracts outstanding was 5.

Asset Strategy Fund. The Fund's objectives in using derivatives during the period included hedging market risk on equity securities, increasing exposure to various equity markets, managing exposure to various foreign currencies, managing exposure to precious metals, and hedging certain event risks on positions held by the Fund. To achieve the objective of hedging market risk and increasing exposure to equity markets, the Fund utilized futures and option contracts, both short and long, on foreign and domestic equity indices. To manage foreign currency exposure, the Fund utilized forward contracts and option contracts to either increase or decrease exposure to a given currency. To manage exposure to precious metals, the Fund utilized gold futures contracts. To manage event risks, the Fund utilized short futures on foreign and domestic equity indices and option contracts, both written and purchased, on individual equity securities owned by the Fund.

Fair values of derivative instruments as of June 30, 2010:

	Asset Derivatives		Liability Derivatives

Type of Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity	Unrealized appreciation on futures contracts*	$54,332	N/A	$0
Foreign currency	Unrealized appreciation on forward foreign currency contracts and investments in unaffiliated securities at market value**	9,636	Unrealized depreciation on forward foreign currency contracts and written options at market value	8,242
Commodities	N/A	0	N/A	0

Total		$63,968		$8,242

*The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of June 30, 2010.

**Purchased options are reported as investments in unaffiliated securities and are reflected in the accompanying Schedule of Investments.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended June 30, 2010:

Type of Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in the Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in the Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in the Statement of Operations

Equity	Net realized gain (loss) on investments in unaffiliated securities and written options and futures contracts/Net change in unrealized appreciation (depreciation) on investments in unaffiliated securities and futures contracts	$(268,235)	$101,143
Foreign currency	Net realized gain (loss) on investments in unaffiliated securities and written options and forward foreign currency contracts/Net change in unrealized appreciation (depreciation) on investments in unaffiliated securities and written options and forward foreign currency contracts	13,467	(2,135)
Commodities	Net realized gain (loss) on futures contracts/ Net change in unrealized appreciation (depreciation) on futures contracts	460	(111)

Total		$(254,308)	$98,897

During the fiscal year ended June 30, 2010, the Fund's average principal amount outstanding for forward contracts and market value outstanding for futures contracts were as follows: short forward contracts - $580,749, long forward contracts - $583,279, short futures contracts - $462,821, long futures contracts - $44,494. Additionally, the Fund's average number of purchased option contracts and written option contracts outstanding was 16 and 4, respectively.

International Growth Fund. The Fund's objective in using derivatives during the period was to manage the exposure to various foreign currencies and gain exposure to certain individual securities that are not available for direct purchase. To manage foreign currency exposure, the Fund utilized forward contracts to either increase or decrease exposure to a given currency. To gain exposure to certain individual securities, the Fund utilized total return swaps.

Fair values of derivative instruments as of June 30, 2010:

	Asset Derivatives		Liability Derivatives

Type of Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity	N/A	$0	Unrealized depreciation on swap agreements	$857
Foreign currency	Unrealized appreciation on forward foreign currency contracts	1,783	Unrealized depreciation on forward foreign currency contracts	751

Total		$1,783		$1,608

The effect of derivative instruments on the Statement of Operations for the fiscal year ended June 30, 2010:

Type of Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in the Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in the Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in the Statement of Operations

Equity	Net change in unrealized appreciation (depreciation) on swap agreements	$0	$(857)
Foreign currency	Net realized gain (loss) on forward foreign currency contracts/Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	7,490	1,032

Total		$7,490	$175

During the fiscal year ended June 30, 2010, the Fund's average principal amount outstanding for short forward contracts and long forward contracts was $71,840 and $68,831, respectively. Additionally, the Fund's average notional amount outstanding for total return swaps was $1,900.

New Concepts Fund. The Fund's objectives to using derivatives during the period was to both gain exposure to certain sectors and to hedge certain event risks on positions held by the Fund. To achieve these objectives, the Fund utilized options, both written and purchased, on either an index or on individual or baskets of equity securities.

There were no open derivative instruments as of June 30, 2010.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended June 30, 2010:

Type of Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in the Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in the Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in the Statement of Operations

Equity	Net realized gain (loss) on investments in unaffiliated securities and written options/Net change in unrealized appreciation (depreciation) on investments in unaffiliated securities and written options	$990	$557

During the fiscal year ended June 30, 2010, the Fund's average number of purchased option contracts and written option contracts outstanding was 4 and 5, respectively.

Science and Technology Fund. The Fund's objective in using derivatives during the period was to hedge market risk on securities in its portfolio. To achieve this objective, the Fund utilized options, both written and purchased, on individual equity securities owned by the Fund.

There were no open derivative instruments as of June 30, 2010.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended June 30, 2010:

Type of Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in the Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in the Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in the Statement of Operations

Equity	Net realized gain (loss) on investments in unaffiliated securities and written options	$9,081	$0

During the fiscal year ended June 30, 2010, the Fund's average number of purchased option contracts and written option contracts outstanding was 90 and 211, respectively.

Value Fund. The Fund's objective in using derivatives during the period has been to generate additional income from written option premiums; and secondarily to gain exposure to or facilitate trading in certain securities. To achieve these objectives, the Fund utilized options, both written and purchased, on individual equity securities.

Fair values of derivative instruments as of June 30, 2010:

	Asset Derivatives		Liability Derivatives

Type of Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity	Investments in unaffiliated securities at market value**	$196	Written options at market value	$773
**Purchased options are reported as investments in unaffiliated securities and are reflected in the accompanying Schedule of Investments

The effect of derivative instruments on the Statement of Operations for the fiscal year ended June 30, 2010:

Type of Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in the Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in the Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in the Statement of Operations

Equity	Net realized gain (loss) on written options/Net change in unrealized appreciation (depreciation) on investments in unaffiliated securities and written options	$2,539	$(613)

During the fiscal year ended June 30, 2010, the Fund's average number of purchased option contracts and written option contracts outstanding was 1 and 11, respectively.

8. WRITTEN OPTION ACTIVITY

For Accumulative Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2009	3	$272
Options written	32	2,142
Options terminated in closing purchase transactions	(19)	(1,344)
Options exercised	(7)	(447)
Options expired	(9)	(623)

Outstanding at June 30, 2010	––	$––

For Accumulative Fund, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2009	2	$157
Options written	27	1,710
Options terminated in closing purchase transactions	(18)	(1,191)
Options exercised	(1)	(69)
Options expired	(10)	(607)

Outstanding at June 30, 2010	––	$––

For Asset Strategy Fund, transactions in written call options were as follows:

	Number of Contracts		Premium Received

Outstanding at June 30, 2009	––		$––
Options written	34		13,920
Options terminated in closing purchase transactions	(34)		(13,563)
Options exercised	––		––
Options expired	––	*	(357)

Outstanding at June 30, 2010	––		$––

For Asset Strategy Fund, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2009	––	$––
Options written	3	12,834
Options terminated in closing purchase transactions	(2)	(5,379)
Options exercised	––	––
Options expired	(1)	(5,340)

Outstanding at June 30, 2010	–– *	$2,115

For New Concepts Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2009	––	$––
Options written	12	1,092
Options terminated in closing purchase transactions	(10)	(874)
Options exercised	––	––
Options expired	(2)	(218)

Outstanding at June 30, 2010	––	$––

For New Concepts Fund, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2009	17	$2,175
Options written	31	1,220
Options terminated in closing purchase transactions	(41)	(3,088)
Options exercised	(5)	(118)
Options expired	(2)	(189)

Outstanding at June 30, 2010	––	$––

For Science and Technology Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2009	––	$––
Options written	1,741	2,391
Options terminated in closing purchase transactions	––	––
Options exercised	––	––
Options expired	(1,741)	(2,391)

Outstanding at June 30, 2010	––	$––

For Value Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2009	6	$217
Options written	46	1,702
Options terminated in closing purchase transactions	(12)	(582)
Options exercised	(3)	(115)
Options expired	(36)	(1,087)

Outstanding at June 30, 2010	1	$135

For Value Fund, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2009	6	$322
Options written	25	1,760
Options terminated in closing purchase transactions	(3)	(173)
Options exercised	–– *	(11)
Options expired	(23)	(1,348)

Outstanding at June 30, 2010	5	$550

*Not shown due to rounding.

9. COMMITMENTS

In connection with Asset Strategy Fund's investment in Vietnam Azalea Fund Limited (VAF), the Fund is contractually committed to provide additional capital of up to $3,732 if and when VAF requests such contributions or draw downs. The total commitment is limited to $11,000. At June 30, 2010, Asset Strategy Fund had made a total contribution of $7,268. No public market currently exists for the shares of VAF nor are the shares listed on any securities exchange. VAF intends to become listed within one year after the final commitment has been drawn down. VAF's investment strategy is to make minority investments in future blue-chip Vietnamese companies that are already listed or intend to be listed in the next 24 months.

10. AFFILIATED COMPANY TRANSACTIONS

A summary of the transactions in affiliated companies during the fiscal year ended June 30, 2010 follows:

	6-30-09 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)	Interest and Dividends	6-30-10 Share Balance	6-30-10 Market Value

Asset Strategy Fund
Vietnam Azalea Fund Limited(1)	1,100	$––	$––	$––	$––	1,100	$5,192

	6-30-09 Share/ Principal Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)	Interest and Dividends	6-30-10 Share/ Principal Balance	6-30-10 Market Value

Science and Technology Fund
ACI Worldwide, Inc.(1)	3,773	$1,168	$––	$55	$––	3,855	$75,057
Animal Health International, Inc.(1)	2,588	––	––	––	––	2,588	6,418
Aspen Technology, Inc.(1)	8,549	5,616	––	––	––	9,128	99,398
ESCO Technologies Inc.	1,849	4,158	5,563	(1,844)	298	1,873	48,228
Euronet Worldwide, Inc.(1)	2,570	2,669	––	––	––	2,678	34,246
Euronet Worldwide, Inc., Convertible	$13,825	––	8,459	3,977	89	$––	––
Lawson Software, Inc.(1)	9,315	––	––	––	––	9,315	68,001
POWER-ONE, INC.(1)	6,152	––	––	––	––	6,152	41,525
POWER-ONE, INC., Convertible	$5,250	––	2,925	1,408	69	$––	––
Telvent GIT, S.A.(1)	2,365	20,794	––	––	––	3,094	51,664
Telvent GIT, S.A., Convertible	$––	13,000	––	––	143	$13,000	11,570
Ultralife Corporation(1)(2)	1,284	––	17,510	(12,227)	––	––	N/A

					$599		$436,107

	6-30-09 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)	Interest and Dividends	6-30-10 Share Balance	6-30-10 Market Value

Small Cap Fund
Sonic Solutions(1)(2)	1,427	$––	$5,209	$(2,358)	$––	1,121	N/A
Stratasys, Inc.(1)	1,120	2,744	575	53	––	1,275	31,314

					$––		$31,314

(1)No dividends were paid during the preceding 12 months.
(2)Company was no longer an affiliate at June 30, 2010.

11. IN-KIND REDEMPTIONS

A Fund may, under certain circumstances, redeem portfolio securities rather than cash for a redemption of Fund shares (in-kind redemption). The Fund recognizes a gain or loss on in-kind redemptions to the extent that the value of the redeemed securities differs on the date of the redemption from the cost of those securities. Gains and losses realized from in-kind redemptions are not recognized for tax purposes but rather are reclassified from accumulated undistributed net realized loss to paid-in capital. During the fiscal year ended June 30, 2009, Accumulative Fund realized $3,920 of net capital losses resulting from in-kind redemptions of $21,670. During the fiscal year ended June 30, 2009, Tax-Managed Equity Fund realized $3 of net capital gains resulting from in-kind redemptions of $178.

12. ACQUISITION OF RETIREMENT SHARES BY CONTINENTAL INCOME FUND

On June 29, 2009, Continental Income Fund acquired all the net assets of Retirement Shares pursuant to a plan of reorganization approved by the Board of Trustees on February 4, 2009. The acquisition was accomplished by a tax-free exchange of 35,282 shares of Continental Income Fund (valued at $232,156) for the 42,551 shares of Retirement Shares outstanding on June 29, 2009. Retirement Shares had net assets of $232,156, including $6,922 of net unrealized appreciation in value of investments and $318,585 of accumulated net realized losses on investments, which were combined with those of Continental Income Fund. The aggregate net assets of Continental Income Fund and Retirement Shares immediately before the acquisition were $336,867 and $232,156, respectively. The aggregate net assets of Continental Income Fund and Retirement Shares immediately following the acquisition were $569,023 and $0, respectively.

13. REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors (now Trustees) and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and by certain of the Ivy Funds Variable Insurance Portfolios, formerly W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors (now Trustees) and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, required Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors (now Trustees). The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Waddell & Reed Advisors Funds

To the Shareholders and Board of Trustees of Waddell & Reed Advisors Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Asset Strategy Fund, Waddell & Reed Advisors Continental Income Fund, Waddell & Reed Advisors Core Investment Fund, Waddell & Reed Advisors Dividend Opportunities Fund, Waddell & Reed Advisors Energy Fund, Waddell & Reed Advisors International Growth Fund, Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund, Waddell & Reed Advisors Small Cap Fund, Waddell & Reed Advisors Tax-Managed Equity Fund, Waddell & Reed Advisors Value Fund, and Waddell & Reed Advisors Vanguard Fund, thirteen of the series constituting Waddell & Reed Advisors Funds (the "Trust"), as of June 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the series constituting Waddell & Reed Advisors Funds as of June 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 18, 2010

INCOME TAX INFORMATION
Waddell & Reed Advisors Funds

AMOUNTS NOT ROUNDED

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended June 30, 2010:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals

Accumulative Fund	$5,518,603	$5,518,603
Asset Strategy Fund	8,500,266	10,852,675
Continental Income Fund	6,502,206	6,502,206
Core Investment Fund	9,109,449	9,109,449
Dividend Opportunities Fund	6,029,696	6,029,696
Energy Fund	––	––
International Growth Fund	––	7,366,509
New Concepts Fund	––	––
Science and Technology Fund	––	––
Small Cap Fund	––	––
Tax-Managed Equity Fund	114,387	114,387
Value Fund	2,807,438	2,807,438
Vanguard Fund	4,364,500	4,364,500

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Accumulative Fund	$––
Asset Strategy Fund	––
Continental Income Fund	––
Core Investment Fund	––
Dividend Opportunities Fund	––
Energy Fund	––
International Growth Fund	––
New Concepts Fund	––
Science and Technology Fund	9,697,921
Small Cap Fund	––
Tax-Managed Equity Fund	––
Value Fund	––
Vanguard Fund	––

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

Internal Revenue Code regulations permit each qualifying Fund to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Fund. Each Fund elected to pass the following amounts of creditable foreign taxes through to their shareholders:

	Foreign Tax Credit	Foreign Derived Income

Accumulative Fund	$––	$––
Asset Strategy Fund	3,867,361	38,815,381
Continental Income Fund	––	––
Core Investment Fund	––	––
Dividend Opportunities Fund	––	––
Energy Fund	––	––
International Growth Fund	1,029,782	13,428,008
New Concepts Fund	––	––
Science and Technology Fund	––	––
Small Cap Fund	––	––
Tax-Managed Equity Fund	––	––
Value Fund	––	––
Vanguard Fund	––	––

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

BOARD OF TRUSTEES AND OFFICERS
Waddell & Reed Advisors Funds

Each of the individuals listed below serves as a trustee for the Trust (20 portfolios), Ivy Funds Variable Insurance Portfolios (24 portfolios) and Waddell & Reed InvestEd Portfolios (3 portfolios) (collectively, the Advisors Fund Complex). The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (33 portfolios). Jarold Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of each of the funds in the Ivy Family of Funds.

Board members who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Fund's Board and of the board of trustees of the other funds in the Advisors Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his of her successor is elected and qualified or until his or her earlier death, resignation or removal.

Additional Information about Trustees

The Statement of Additional Information (SAI) for the Trust includes additional information about the Trust's trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Trustees
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TRUSTEE SINCE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2009 Fund Complex: 2003	President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical plumbing supplies distributor) (1979 to present) and Boettcher Ariel, Inc. (1979 to present)	Member of Kansas Board of Regents (2007 to present); Director of Guaranty State Bank & Trust Co. (financial services), Director of Guaranty, Inc. (financial services); Trustee, Ivy Funds (33 portfolios overseen)

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2009 Fund Complex: 1997	Professor of Law, Washburn School of Law (1973 to present); formerly, Dean of Washburn School of Law (until 2001)	Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	Trust: 2009 Fund Complex: 1997	President and Trustee, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (financial services); Former President, Liberty Memorial Association (WWI National Museum) (2005-2007); Director, Northland Betterment Commission (community service)

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Trustee Independent Chairman	Trust: 2009 Fund Complex: 1998 Trust: 2009 Fund Complex: 2006	President Emeritus, University of Utah; President Emeritus, University of California; Chairman, Board of Trustees, J. Paul Getty Trust (until 2004); Professor, University of Utah (non-profit education) (until 2005)	Director, Fluor Corporation (construction and engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003-2005)

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee	Trust: 2009 Fund Complex: 1998	Dean of College of Law and University Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (medical holding company) (2008-present); formerly Chief Operating Officer of Graymark HealthCare (2008-2010); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present); Independent Director of LSQ Manager, Inc. (2007 to present); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma School of Law (1997 to 2008)	Directors and Shareholder, Valliance Bank; Director, Norman Economic Development Coalition (non-profit); Member Oklahoma Foundation of Excellence (non-profit); Independent Chairman and Trustee, Ivy Funds (33 portfolios overseen)

Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee	Trust: 2009 Fund Complex: 2008	Business Consultant; Treasurer and Trustee, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system); Director, Baylor Health Care System Foundation (health care)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 1924	Trustee	Trust: 2009 Fund Complex: 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	Chairman Emeritus and CEO, Wellness Council of America (health care initiatives); Executive Board and Committee Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shughart PC 700 West 47th Street, Suite 1000 Kansas City, MO 64112 1953	Trustee	Trust: 2009 Fund Complex: 1996	Shareholder/Trustee, Polsinelli Shughart PC, a law firm (1980 to present)	Director, American Red Cross (social services); Director, Rockhurst University (education)

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	Trust: 2009 Fund Complex: 1995	Retired Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Dean, Block School of Business (1980-1986), Vice Chancellor (1988-1991); Chancellor (1992-1999); Chancellor Emeritus (1999 to present) and Professor of Business Administration, University of Missouri at Kansas City (until 2003)	Trustee, Ivy Funds (33 portfolios overseen)

*Each Trustee became a Trustee in 2009, as reflected in the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex.

Interested Trustees

Messrs. Avery and Herrmann are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund's shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WISC), as well as by virtue of their personal ownership in shares of WDR. Mr. Hechler could be determined to be an interested Trustee if a prior business relationship with Waddell & Reed were deemed material. Effective July 1, 2010, Mr. Hechler will begin to serve as a Disinterested Trustee of each of the Funds with fiscal years ending June 30 and, effective October 1, 2010, as a Disinterested Trustee of each of the Funds with fiscal years ending September 30.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE/ OFFICER SINCE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President Trustee	2009 Trustee: 2009 Fund Complex: 1998	Chairman of WDR (2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); formerly, Chief Investment Officer (CIO) of WDR (1998-2005), WRIMCO (1991-2005) and IICO (2002-2005); President and Trustee of each of the funds in the Fund Complex	Director of WDR, IICO, WISC, WRIMCO and Waddell & Reed, Inc.; Trustee, Ivy Funds (33 portfolios overseen); Director of United Way of Greater Kansas City; Director of Blue Cross/Blue Shield of Kansas City

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 1953	Trustee	Trustee: 2009 Fund Complex: 2007	President of WDR (2010 to present); CIO of WDR, WRIMCO and IICO (2005 to present); Senior Vice President of WDR (2005 to 2009); Executive Vice President of WRIMCO and IICO; portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987-2005)	Director of WDR, WRIMCO and IICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Trustee	Trustee: 2009 Fund Complex: 1998	Formerly, Consultant of WDR and Waddell & Reed (2001 to 2008)	None

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Funds' officers are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President Secretary	2009 2009	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present).

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2009 2009 2009 2009	2006 2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006).

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 1967	Vice President Assistant Secretary Associate General Counsel	2009 2009 2009	2000 2006 2000	Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006).

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex.;

Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 1965	Vice President General Counsel Assistant Secretary	2009 2009 2009	2000 2000 2000	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WI Services Company (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present).

*This is the date when the officers first became an officer of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex.

ANNUAL PRIVACY NOTICE
Waddell & Reed Advisors Funds

Waddell & Reed, Inc., the Waddell & Reed Advisors Funds, the Ivy Funds Variable Insurance Portfolios and the Waddell & Reed InvestEd Portfolios ("Waddell & Reed") are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Waddell & Reed, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Client's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients' trust. Thus, the safekeeping of client information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Waddell & Reed, Inc. has entered into a Protocol with a number of other brokerage firms intended to further our clients' freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Waddell & Reed, Inc. and your financial advisor leaves Waddell & Reed to join a firm that has likewise entered the Protocol, Waddell & Reed may disclose your name, address and telephone number to the departed advisor's new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

PROXY VOTING INFORMATION
Waddell & Reed Advisors Funds

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800.777.6472 and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12 month period ending June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION
Waddell & Reed Advisors Funds

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Trust's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

HOUSEHOLDING NOTICE
Waddell & Reed Advisors Funds

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:
Waddell & Reed Advisors Funds

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

This page is for your notes and calculations.

This page is for your notes and calculations.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Dividend Opportunities Fund

Waddell & Reed Advisors New Concepts Fund

Waddell & Reed Advisors Small Cap Fund

Waddell & Reed Advisors Tax-Managed Equity Fund

Waddell & Reed Advisors Value Fund

Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

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ANN-WRA-EQ (6-10)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2010, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2009	$154,680
		2010	154,680

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2009	$31,077
		2010	11,214

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2009	$35,000
		2010	35,000

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2009	$24,860
		2010	17,513

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$90,937 and $63,727 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $143,426 and $217,471 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WADDELL & REED ADVISORS FUNDS
(Registrant)

By	/s/Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: September 2, 2010

By	/s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: September 2, 2010